                                 [COVER GRAPHIC]

                                  PROSPECTUSES

This brochure contains:
Privacy Statement of
Pacific Life Insurance Company
and two Prospectuses for:
Pacific Innovations variable annuity
May 1, 2001

Pacific Select Fund
May 1, 2001

[LOGO]
Pacific Life Insurance Company

                     OUR PRIVACY STATEMENT TO OUR CUSTOMERS

As our customer, you have trusted us to help you achieve financial success and security. To maintain that trust, we are committed to protect the privacy and security of the personal information that we collect about our customers. This notice is intended to help you understand how we collect, handle, and safeguard that information.

GENERAL PRIVACY PRINCIPLES

WE TREAT THE PERSONAL INFORMATION OF OUR CUSTOMERS IN A CONFIDENTIAL MANNER. WE DO NOT PROVIDE ANY INFORMATION TO UNRELATED COMPANIES FOR THE PURPOSE OF MARKETING THEIR PRODUCTS OR SERVICES TO OUR CUSTOMERS.

INFORMATION WE COLLECT

MOST OF THE PERSONAL INFORMATION THAT WE COLLECT IS OBTAINED DIRECTLY FROM OUR CUSTOMERS. THE REASON WE COLLECT AND MAINTAIN PERSONAL INFORMATION IS TO SERVICE AND ADMINISTER OUR CUSTOMER RELATIONSHIPS AND TRANSACTIONS. THE TYPE OF INFORMATION THAT WE COLLECT DEPENDS ON THE TYPE OF PRODUCT OR SERVICE BEING PROVIDED. THE TYPES OF INFORMATION THAT WE MAY COLLECT INCLUDE:

     - INFORMATION THAT IS PROVIDED TO US ON AN APPLICATION OR OTHER FORMS, SUCH AS NAME, ADDRESS, SOCIAL SECURITY NUMBER, OR INCOME.

     - INFORMATION THAT WE RECEIVE FROM OTHER SOURCES SUCH AS CREDIT REPORTING AGENCIES, OR INFORMATION TO VERIFY EMPLOYMENT.

     - INFORMATION ABOUT OUR CUSTOMERS' TRANSACTIONS AND HISTORY WITH US AND OTHER ENTITIES WITHIN OUR CORPORATE FAMILY.

     - MEDICAL OR HEALTH INFORMATION THAT A CUSTOMER AUTHORIZES US TO RECEIVE FROM DOCTORS OR OTHER HEALTH CARE PROVIDERS AND MEDICAL VENDORS.

USE AND DISCLOSURE OF INFORMATION

IF NECESSARY, WE DISCLOSE INFORMATION TO ADMINISTER BUSINESS TRANSACTIONS WITH OUR CUSTOMERS OR WHEN DISCLOSURE IS REQUIRED BY LAW. AN EXAMPLE MIGHT INCLUDE A ROUTINE FILING TO THE INTERNAL REVENUE SERVICE (SUCH AS FORM 1099) REGARDING A PARTICULAR TRANSACTION. INFORMATION MAY BE DISCLOSED TO OTHER ENTITIES WITH WHICH WE HAVE CONTRACTED TO PROVIDE BUSINESS SERVICES SUCH AS ADMINISTRATIVE, CLAIMS, OR AUDIT SERVICES RELATED TO OUR BUSINESS TRANSACTIONS WITH OUR CUSTOMERS. IN THIS CASE, SUCH ENTITIES ARE ALSO UNDER A SPECIFIC CONTRACTUAL OBLIGATION TO MAINTAIN THE PRIVACY OF CUSTOMER DATA. WE MAY ALSO DISCLOSE CERTAIN INFORMATION TO OTHER ENTITIES SUCH AS REGULATORY AGENCIES OR TO LAW ENFORCEMENT AGENCIES; FOR EXAMPLE, TO HELP US REPORT OR PREVENT FRAUD. WE MAY ALSO SHARE INFORMATION AMONG ENTITIES WITHIN THE PACIFIC LIFE CORPORATE FAMILY THAT SERVICE OUR CUSTOMER RELATIONSHIPS, SUCH AS OPERATIONAL UNITS THAT PROVIDE ADMINISTRATIVE SERVICES, POLICY DOCUMENT PREPARATION AND DELIVERY, AND CLAIMS PROCESSING. IF IN THE FUTURE WE DETERMINE THERE IS A NEED TO SHARE INFORMATION WITH NON-RELATED THIRD PARTIES, OTHER THAN AS DESCRIBED IN THIS POLICY, WE WILL PROVIDE ANY AFFECTED CUSTOMERS THE OPPORTUNITY, IN ADVANCE, TO DIRECT US NOT TO SHARE THE INFORMATION.

MEDICAL AND HEALTH INFORMATION

WE MAY RECEIVE MEDICAL OR HEALTH INFORMATION ON AN APPLICATION FOR INSURANCE OR WHEN WE PROCESS A CLAIM. WE DO NOT SHARE THAT MEDICAL OR HEALTH INFORMATION AMONG OUR FAMILY OF COMPANIES, OR WITH UNRELATED COMPANIES, EXCEPT AS NECESSARY TO PROCESS TRANSACTIONS ON BEHALF OF OUR CUSTOMERS. THESE TRANSACTIONS ARE NECESSARY TO PROVIDE SERVICES THAT OUR CUSTOMERS HAVE REQUESTED RELATED TO TREATMENT OR PAYMENT, OR AS OTHERWISE AUTHORIZED BY THEM IN WRITING.

SECURITY OF YOUR INFORMATION

WE HAVE ESTABLISHED POLICIES TO MAINTAIN PHYSICAL, ELECTRONIC, AND PROCEDURAL SAFEGUARDS TO MAINTAIN THE CONFIDENTIALITY OF THE PERSONAL INFORMATION OF OUR CUSTOMERS. APPROPRIATE MEASURES ARE TAKEN TO ENSURE THAT ACCESS IS AVAILABLE ONLY TO THOSE INDIVIDUALS WHO NEED TO KNOW THAT INFORMATION IN ORDER TO PROVIDE OUR PRODUCTS OR SERVICES.

IN THE EVENT THAT YOU HAVE QUESTIONS REGARDING PACIFIC LIFE'S PRIVACY STATEMENT, PLEASE CALL TOLL FREE:

                                 (877) 722-7848

PLEASE HAVE A COPY OF YOUR POLICY OR CONTRACT AVAILABLE WHEN YOU CALL SO WE MAY BE OF MAXIMUM ASSISTANCE.

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PACIFIC INNOVATIONS     PROSPECTUS MAY 1, 2001
--------------------------------------------------------------------------------

Pacific Innovations is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

This Prospectus provides information you should know before buying a Contract. It's accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by Separate Account A of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here's a list of all the Investment Options available under your Contract:

VARIABLE INVESTMENT OPTIONS

Blue Chip                        Growth LT
Aggressive Growth                Focused 30
Aggressive Equity                Mid-Cap Value
Emerging Markets                 International Value
Diversified Research             Capital Opportunities
Small-Cap Equity                 Mid-Cap Growth
International Large-Cap          Global Growth
Equity                           Equity Index
I-Net Tollkeeper(SM)             Small-Cap Index
Financial Services               REIT
Health Sciences                  Inflation Managed
Technology                             (formerly called Government Securities)
Telecommunications               Managed Bond
Multi-Strategy                   Money Market
Equity Income                    High Yield Bond
Strategic Value                  Large-Cap Value

FIXED OPTION

Fixed

You'll find more information about the Contract and Separate Account A in the SAI dated May 1, 2001. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it's incorporated by reference. You'll find a table of contents for the SAI on page 53 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You can also visit the SEC's website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we're not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It's a criminal offense to say otherwise.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It's not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

YOUR GUIDE TO THIS PROSPECTUS
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An Overview of Pacific Innovations                                             3
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Your Investment Options                                                       12
Your Variable Investment Options                                              12
Variable Investment Option Performance                                        14
Your Fixed Option                                                             14
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Purchasing Your Contract                                                      14
How to Apply for Your Contract                                                14
Purchasing a Death Benefit Rider (Optional)                                   15
Purchasing the Earnings Enhancement Guarantee (EEG)
  Rider (Optional)                                                            15
Making Your Investments ("Purchase Payments")                                 15
--------------------------------------------------------------------------------
How Your Investments Are Allocated                                            16
Choosing Your Investment Options                                              16
Investing in Variable Investment Options                                      16
When Your Investment is Effective                                             16
Transfers                                                                     17
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Charges, Fees and Deductions                                                  18
Withdrawal Charge                                                             18
Premium Taxes                                                                 20
Annual Fee                                                                    20
Waivers and Reduced Charges                                                   21
Mortality and Expense Risk Charge                                             21
Administrative Fee                                                            21
Annual Earnings Enhancement Guarantee (EEG)
  Charge (Optional Rider)                                                     22
Expenses of the Fund                                                          22
--------------------------------------------------------------------------------
Retirement Benefits and Other Payouts                                         22
Selecting Your Annuitant                                                      22
Annuitization                                                                 22
Choosing Your Annuity Date ("Annuity Start Date")                             22
Default Annuity Date and Options                                              24
Choosing Your Annuity Option                                                  24
Your Annuity Payments                                                         26
Death Benefits                                                                26
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Withdrawals                                                                   32
Optional Withdrawals                                                          32
Tax Consequences of Withdrawals                                               33
Right to Cancel ("Free Look")                                                 33
--------------------------------------------------------------------------------
Pacific Life and the Separate Account                                         34
Pacific Life                                                                  34
Separate Account A                                                            34
Financial Highlights                                                          36
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Federal Tax Status                                                            38
Taxes Payable by Contract Owners: General Rules                               38
Qualified Contracts                                                           40
Loans                                                                         41
Withholding                                                                   44
Impact of Federal Income Taxes                                                44
Taxes on Pacific Life                                                         44
--------------------------------------------------------------------------------
Additional Information                                                        45
Voting Rights                                                                 45
Changes to Your Contract                                                      45
Changes to All Contracts                                                      46
Inquiries and Submitting Forms and Requests                                   47
Telephone and Electronic Transactions                                         47
Electronic Delivery Authorization                                             48
Timing of Payments and Transactions                                           48
Confirmations, Statements and Other Reports
  to Contract Owners                                                          49
Replacement of Life Insurance or Annuities                                    49
Financial Statements                                                          49
--------------------------------------------------------------------------------
The General Account                                                           49
General Information                                                           49
Guarantee Terms                                                               50
Withdrawals and Transfers                                                     50
--------------------------------------------------------------------------------
Terms Used in This Prospectus                                                 51
--------------------------------------------------------------------------------
Contents of the Statement of Additional
  Information                                                                 53
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Appendix A: State Law Variations                                              54
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Where to Go for More Information                                      Back Cover
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2

AN OVERVIEW OF PACIFIC INNOVATIONS

This overview tells you some key things you should know about your Contract. It's designed as a summary only - please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Innovations variable annuity contract, unless we state otherwise.

--------------------------------------------------------------------------------
Pacific Innovations is an annuity contract between you and Pacific Life Insurance Company.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with "after-tax" dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or an individual retirement annuity or account (IRA), or form thereof.

Pacific Innovations is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments ("Purchase Payments") and how much you add each time.

Your Right to Cancel ("Free Look")

During the Free Look period, you have the right to cancel your Contract and return it to us or to your registered representative for a refund. The amount refunded may be more or less than the Investments you've made, depending on the state where you signed your application and the kind of Contract you buy.

Pacific Innovations Basics

An annuity contract may be appropriate if you're looking for retirement income or you want to meet other long-term financial objectives.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract's investment and income benefits, as well as its costs.

AN OVERVIEW OF PACIFIC INNOVATIONS

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The accumulation phase begins on your Contract Date and continues until your
Annuity Date. During the accumulation phase, you can put money in your Contract by making investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments ("Purchase Payments")

Your initial Investment must be at least $10,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments "Purchase Payments".

Investment Options

You can choose from 31 Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund. We're the investment adviser for the Pacific Select Fund. We oversee the management of all the Fund's Portfolios and manage two of the Portfolios directly. We've retained other portfolio managers to manage the other Portfolios. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose the Fixed Option that earns a guaranteed rate of interest of at least 3% annually.

We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.

Transferring among Investment Options

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax. As of May 1, 2001 and continuing through December 31, 2001, you may not make more than 15 transfers; and beginning January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year. You can also make automatic transfers by enrolling in our dollar cost averaging, portfolio rebalancing, or earnings sweep programs. Some restrictions apply to transfers to and from the Fixed Option.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but you may pay a withdrawal charge if you withdraw Investments that are less than four years old. Some restrictions apply to making withdrawals from the Fixed Option.

In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you're under age 59-1/2, a 10% federal penalty tax may also apply to withdrawals.

The Accumulation Phase

The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount of your annuity payments during the income phase if you choose a variable annuitization payout.

You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance.

You'll find more about the Investment Options starting on page 12.

You'll find more about transfers and transfer limitations starting on page 17.

You'll find more about withdrawals starting on page 32.

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The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments.

You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semiannual or annual payments. We'll make the income payments to your designated payee.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

--------------------------------------------------------------------------------
The Contract provides a death benefit upon the first death of an Owner or the death of the last surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions in proper form. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

Optional Riders
Stepped-Up Death Benefit (SDBR) and Premier Death Benefit (PDBR) Riders

The Stepped-Up Death Benefit Rider (SDBR) and Premier Death Benefit Rider (PDBR) offer the potential for a larger death benefit. You can only buy one of the riders and you can only buy it when you buy your Contract. You cannot buy both riders and you cannot buy a rider after you buy your Contract.

Earnings Enhancement Guarantee (EEG) Rider

The optional Earnings Enhancement Guarantee (EEG) Rider provides for an additional amount ("EEG Amount") to be included in the death benefit proceeds when such proceeds become payable as a result of the Annuitant's death. You may buy the EEG Rider on the Contract Date or on the first Contract Anniversary. For Contracts issued prior to May 1, 2001, the EEG Rider may be purchased on any Contract Anniversary through December 31, 2002. The Earnings Enhancement Guarantee (EEG) Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the EEG Amount is also called the GEE Amount in the Contract's Rider. The EEG Charge associated with this Rider is also called the GEE Charge in the Contract's Rider.

If you buy the EEG Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the EEG Rider to coincide with that Contract Date or Contract Anniversary.

The Income Phase

You'll find more about annuitization starting on page 22.

The Death Benefit

You'll find more about the death benefit starting on page 26.

Optional riders are not available in all states. Ask your registered representative about the current availability status in your state of delivery.

AN OVERVIEW OF PACIFIC INNOVATIONS

This section of the overview explains the fees and expenses associated with your Pacific Innovations Contract.

o Contract Expenses are expenses that we deduct from your Contract. These expenses are fixed under the terms of your Contract. Premium taxes or other taxes may also apply to your Contract. We generally charge premium taxes when you annuitize your Contract, but there may be other times when we charge them to your Contract instead. Please see your Contract for details.

o Separate Account A Annual Expenses are expenses that we deduct from the assets of each Variable Investment Option. They are guaranteed not to increase under the terms of your Contract.

o Pacific Select Fund Annual Expenses affect you if you choose a Variable Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

Contract Expenses

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Sales charge on Investments                                            none
Maximum withdrawal charge, as a percentage of Investments              9.0% (1)
Withdrawal transaction fee (currently waived)                        $15.00 (2)
Transfer fee (currently waived)                                      $15.00 (3)
Annual Fee                                                           $30.00 (4)
Annual Earnings Enhancement Guarantee (EEG) Charge (Optional Rider) 0.25%(5) (calculated as a percentage of Contract Value)

Separate Account A
Annual Expenses
(as a percentage of the average daily Account Value)

--------------------------------------------------------------------------------------------------
                                             Without     With Stepped-Up          With Premier
                                              Rider    Death Benefit Rider     Death Benefit Rider
--------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge(6)          1.25%           1.25%                  1.25%
Administrative Fee(6)                         0.15%           0.15%                  0.15%
Death Benefit Rider Charge(7)                 none            0.20%                  0.35%
                                              ----            ----                   ----
Total Separate Account A Annual
Expenses                                      1.40%           1.60%                  1.75%
                                              ====            ====                   ====

(1) The withdrawal charge may not apply or may be reduced under certain circumstances. See CHARGES, FEES AND DEDUCTIONS and WITHDRAWALS.

(2) In the future, we may charge a fee of up to $15 for any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS - Optional Withdrawals.

(3) In the future, we may charge a fee of up to $15 for any transfer over 15 that you make in a Contract Year. See HOW YOUR Investments ARE ALLOCATED - Transfers.

(4) We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

(5) If you buy the EEG Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the date you purchase the Rider and when you make a full withdrawal, if the EEG Rider is in effect on that date. See CHARGES, FEES AND DEDUCTIONS.

(6) This is an annual rate. The daily rate is calculated by dividing the annual rate by 365.

(7) If you buy the Stepped-Up Death Benefit Rider or the Premier Death Benefit Rider (which is subject to state availability), we add this charge to the Mortality and Expense Risk Charge until your Annuity Date. See CHARGES, FEES AND DEDUCTIONS.

For information about how Separate Account A and Fund expenses affect accumulation units, see Financial Highlights on page 36.

Pacific Select Fund Annual Expenses

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The Pacific Select Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund's Portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Contract. If you choose a Variable Investment Option, these fees and expenses affect you because they reduce Portfolio returns.

Advisory Fee

Pacific Life is the investment adviser to the Fund. The Fund pays an advisory fee to us for these services. The table below shows the advisory fee as an annual percentage of each Portfolio's average daily net assets.

Other Expenses

The table below shows the advisory fee and other Fund expenses as an annual percentage of each Portfolio's average daily net assets based on the year 2000, unless otherwise noted. To help limit Fund expenses, effective July 1, 2000 we contractually agreed to waive all or part of our investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap. For each Portfolio, our right to repayment is limited to amounts waived and/or reimbursed that exceed the new 0.10% expense cap and, except for Portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap. Any amounts repaid to us will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that we will continue to cap expenses after December 31, 2001. In 2000, Pacific Life reimbursed approximately $13,202 to the I-Net Tollkeeper Portfolio, $36,311 to the Strategic Value Portfolio, $34,134 to the Focused 30 Portfolio and $27,505 to the Small-Cap Index Portfolio.


------------------------------------------------------------------------------------------------------
                                Advisory     Other       12b-1       Total   Less adviser's  Total net
Portfolio                          fee      expenses    amounts+    expenses  reimbursement  expenses
------------------------------------------------------------------------------------------------------
                                             As an annual % of average daily net assets
Blue Chip(1)                      0.95        0.06          --        1.01          --         1.01
Aggressive Growth(1)              1.00        0.06          --        1.06          --         1.06
Aggressive Equity(2)              0.80        0.04        0.02        0.86          --         0.86
Emerging Markets(2)               1.10        0.21          --        1.31          --         1.31
Diversified Research(2)           0.90        0.08        0.01        0.99          --         0.99
Small-Cap Equity(2)               0.65        0.05          --        0.70          --         0.70
International Large-Cap           1.05        0.12          --        1.17          --         1.17
Equity                            0.65        0.04          --        0.69          --         0.69
I-Net Tollkeeper(2)               1.50        0.13          --        1.63       (0.02)        1.61
Financial Services(1)             1.10        0.15          --        1.25       (0.05)        1.20
Health Sciences(1)                1.10        0.11          --        1.21       (0.01)        1.20
Technology(1)                     1.10        0.08          --        1.18          --         1.18
Telecommunications(1)             1.10        0.08          --        1.18          --         1.18
Multi-Strategy                    0.65        0.04          --        0.69          --         0.69
Equity Income(2)                  0.65        0.04        0.01        0.70          --         0.70
Strategic Value                   0.95        0.49          --        1.44       (0.39)        1.05
Growth LT                         0.75        0.04          --        0.79          --         0.79
Focused 30                        0.95        0.42          --        1.37       (0.32)        1.05
Mid-Cap Value(2)                  0.85        0.03        0.10        0.98          --         0.98
International Value               0.85        0.11          --        0.96          --         0.96
Capital Opportunities(1)          0.80        0.06          --        0.86          --         0.86
Mid-Cap Growth(1)                 0.90        0.06          --        0.96          --         0.96
Global Growth(1)                  1.10        0.19          --        1.29          --         1.29
Equity Index                      0.25        0.04          --        0.29          --         0.29
Small-Cap Index(2)                0.50        0.13          --        0.63       (0.02)        0.61
REIT                              1.10        0.04          --        1.14          --         1.14
Inflation Managed(2)              0.60        0.05          --        0.65          --         0.65
Managed Bond(2)                   0.60        0.05          --        0.65          --         0.65
Money Market                      0.34        0.04          --        0.38          --         0.38
High Yield Bond(2)                0.60        0.05          --        0.65          --         0.65
Large-Cap Value(2)                0.85        0.05        0.05        0.95          --         0.95
------------------------------------------------------------------------------------------------------

(1) Expenses are estimated. There were no actual advisory fees or expenses for these Portfolios in 2000 because the Portfolios started after December 31, 2000.

(2) Total adjusted net expenses for these Portfolios, after deduction of an offset for custodian credits and the 12b-1 recapture were: 0.84% for Aggressive Equity Portfolio, 1.30% for Emerging Markets Portfolio, 0.98% for Diversified Research Portfolio, 0.69% for Small-Cap Equity Portfolio, 1.60% for I-Net Tollkeeper Portfolio, 0.69% for Equity Income Portfolio, 0.88% for Mid-Cap Value Portfolio, 0.60% for Small-Cap Index Portfolio, 0.62% for Inflation Managed Portfolio, 0.64% for Managed Bond Portfolio, 0.64% for High Yield Bond Portfolio and 0.90% for Large-Cap Value Portfolio.

+ The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a Portfolio pays the cost of brokerage when it buys or sells a Portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market Fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

You'll find more about the Pacific Select Fund starting on page 12, and in the Fund's Prospectus, which accompanies this Prospectus.

AN OVERVIEW OF PACIFIC INNOVATIONS

Examples

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The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you: annuitized your Contract; surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.

      These examples assume the following:

o     the Contract Value starts at $65,000

o     the Variable Investment Options have an annual return of 5%

o the Annual Fee is deducted even when the Contract Value goes over $50,000 and a waiver would normally apply.

o our current program to reimburse to Pacific Select Fund Portfolio expenses in excess of the 0.10% expense cap as described in Pacific Select Fund Annual Expenses will continue for at least 10 years.

      without any Rider reflects the expenses you would pay if you did not buy the optional Stepped-Up Death Benefit Rider (SDBR), or Premier Death Benefit Rider (PDBR) or the Earnings Enhancement Guarantee (EEG) Rider.

      with SDBR reflects the expenses you would pay if you bought the optional Stepped-Up Death Benefit Rider.

      with PDBR reflects expenses you would pay if you bought the optional Premier Death Benefit Rider.

      with EEG Rider reflects the expenses you would pay if you bought the optional Earnings Enhancement Guarantee Rider, but not the optional SDBR or PDBR Riders.

      with SDBR and EEG Rider reflects the expenses you would pay if you bought the optional Stepped-Up Death Benefit Rider and the Earnings Enhancement Guarantee Rider.

      with PDBR and EEG Rider reflects the expenses you would pay if you bought the optional Premier Death Benefit Rider and the Earnings Enhancement Guarantee Rider.

      These examples do not show past or future expenses. Your actual expenses in any year may be more or less than those shown here.


------------------------------------------------------------------------------------------------
                                                                          Expenses if you did
                                                                          not annuitize or
                          Expenses if you         Expenses if you         surrender, but left
                          annuitized              surrendered             the money in your
                          your Contract ($)       your Contract ($)       Contract ($)
------------------------------------------------------------------------------------------------
Variable Account          1 yr  3 yr  5 yr 10 yr  1 yr  3 yr  5 yr 10 yr  1 yr  3 yr  5 yr 10 yr
------------------------------------------------------------------------------------------------
Blue Chip
without any Rider         106    76   131   278   106   148   131   278    25    76   131   278
with SDBR                 108    82   141   298   108   154   141   298    27    82   141   298
with PDBR                 109    87   148   312   109   159   148   312    28    87   148   312
with EEG Rider            108    84   143   303   108   156   143   303    27    84   143   303
with SDBR and EEG Rider   110    90   153   322   110   162   153   322    29    90   153   322
with PDBR and EEG Rider   112    94   160   336   112   166   160   336    31    94   160   336
------------------------------------------------------------------------------------------------
Aggressive Growth
without any Rider         106    78   133   283   106   150   133   283    25    78   133   283
with SDBR                 108    84   143   303   108   156   143   303    27    84   143   303
with PDBR                 110    88   150   317   110   160   150   317    29    88   150   317
with EEG Rider            109    86   146   308   109   158   146   308    28    86   146   308
with SDBR and EEG Rider   111    91   155   327   111   163   155   327    30    91   155   327
with PDBR and EEG Rider   112    96   163   341   112   168   163   341    31    96   163   341
------------------------------------------------------------------------------------------------
Aggressive Equity
without any Rider         104    71   122   261   104   143   122   261    23    71   122   261
with SDBR                 106    77   132   281   106   149   132   281    25    77   132   281
with PDBR                 108    82   140   296   108   154   140   296    27    82   140   296
with EEG Rider            107    79   135   286   107   151   135   286    26    79   135   286
with SDBR and EEG Rider   109    85   145   306   109   157   145   306    28    85   145   306
with PDBR and EEG Rider   110    89   152   320   110   161   152   320    29    89   152   320
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                          Expenses if you did
                                                                          not annuitize or
                          Expenses if you         Expenses if you         surrender, but left
                          annuitized              surrendered             the money in your
                          your Contract ($)       your Contract ($)       Contract ($)
------------------------------------------------------------------------------------------------
Variable Account          1 yr  3 yr  5 yr 10 yr  1 yr  3 yr  5 yr 10 yr  1 yr  3 yr  5 yr 10 yr
------------------------------------------------------------------------------------------------
Emerging Markets
without any Rider         109    85   145   307   109   157   145   307    28    85   145   307
with SDBR                 111    91   155   326   111   163   155   326    30    91   155   326
with PDBR                 112    95   162   340   112   167   162   340    31    95   162   340
with EEG Rider            111    93   157   331   111   165   157   331    30    93   157   331
with SDBR and EEG Rider   113    99   167   349   113   171   167   349    32    99   167   349
with PDBR and EEG Rider   115   103   174   363   115   175   174   363    34   103   174   363
------------------------------------------------------------------------------------------------
Diversified Research
without any Rider         106    76   129   275   106   148   129   275    25    76   129   275
with SDBR                 108    82   139   295   108   154   139   295    27    82   139   295
with PDBR                 109    86   146   310   109   158   146   310    28    86   146   310
with EEG Rider            108    83   142   300   108   155   142   300    27    83   142   300
with SDBR and EEG Rider   110    89   152   319   110   161   152   319    29    89   152   319
with PDBR and EEG Rider   112    94   159   334   112   166   159   334    31    94   159   334
------------------------------------------------------------------------------------------------
Small-Cap Equity
without any Rider         103    67   114   246   103   139   114   246    22    67   114   246
with SDBR                 105    73   125   266   105   145   125   266    24    73   125   266
with PDBR                 106    77   132   281   106   149   132   281    25    77   132   281
with EEG Rider            105    74   127   271   105   146   127   271    24    74   127   271
with SDBR and EEG Rider   107    80   137   291   107   152   137   291    26    80   137   291
with PDBR and EEG Rider   109    85   145   306   109   157   145   306    28    85   145   306
------------------------------------------------------------------------------------------------
International Large-Cap
without any Rider         107    81   139   294   107   153   139   294    26    81   139   294
with SDBR                 109    87   148   313   109   159   148   313    28    87   148   313
with PDBR                 111    92   156   328   111   164   156   328    30    92   156   328
with EEG Rider            110    89   151   318   110   161   151   318    29    89   151   318
with SDBR and EEG Rider   112    95   161   337   112   167   161   337    31    95   161   337
with PDBR and EEG Rider   113    99   168   351   113   171   168   351    32    99   168   351
------------------------------------------------------------------------------------------------
Equity
without any Rider         103    67   114   246   103   139   114   246    22    67   114   246
with SDBR                 105    73   125   266   105   145   125   266    24    73   125   266
with PDBR                 106    77   132   281   106   149   132   281    25    77   132   281
with EEG Rider            105    74   127   271   105   146   127   271    24    74   127   271
with SDBR and EEG Rider   107    80   137   291   107   152   137   291    26    80   137   291
with PDBR and EEG Rider   109    85   145   306   109   157   145   306    28    85   145   306
------------------------------------------------------------------------------------------------
I-Net Tollkeeper
without any Rider         112    94   160   335   112   166   160   335    31    94   160   335
with SDBR                 114   100   169   354   114   172   169   354    33   100   169   354
with PDBR                 115   104   176   367   115   176   176   367    34   104   176   367
with EEG Rider            114   101   172   359   114   173   172   359    33   101   172   359
with SDBR and EEG Rider   116   107   181   377   116   179   181   377    35   107   181   377
with PDBR and EEG Rider   118   112   189   390   118   184   189   390    37   112   189   390
------------------------------------------------------------------------------------------------
Financial Services
without any Rider         108    82   140   297   108   154   140   297    27    82   140   297
with SDBR                 110    88   150   316   110   160   150   316    29    88   150   316
with PDBR                 111    93   157   330   111   165   157   330    30    93   157   330
with EEG Rider            110    90   153   321   110   162   153   321    29    90   153   321
with SDBR and EEG Rider   112    96   162   340   112   168   162   340    31    96   162   340
with PDBR and EEG Rider   114   100   170   354   114   172   170   354    33   100   170   354
------------------------------------------------------------------------------------------------
Health Sciences
without any Rider         108    82   140   297   108   154   140   297    27    82   140   297
with SDBR                 110    88   150   316   110   160   150   316    29    88   150   316
with PDBR                 111    93   157   330   111   165   157   330    30    93   157   330
with EEG Rider            110    90   153   321   110   162   153   321    29    90   153   321
with SDBR and EEG Rider   112    96   162   340   112   168   162   340    31    96   162   340
with PDBR and EEG Rider   114   100   170   354   114   172   170   354    33   100   170   354
------------------------------------------------------------------------------------------------
Technology
without any Rider         108    82   139   295   108   154   139   295    27    82   139   295
with SDBR                 110    87   149   314   110   159   149   314    29    87   149   314
with PDBR                 111    92   156   329   111   164   156   329    30    92   156   329
with EEG Rider            110    89   152   319   110   161   152   319    29    89   152   319
with SDBR and EEG Rider   112    95   161   338   112   167   161   338    31    95   161   338
with PDBR and EEG Rider   114    99   169   352   114   171   169   352    33    99   169   352
------------------------------------------------------------------------------------------------
Telecommunications
without any Rider         108    82   139   295   108   154   139   295    27    82   139   295
with SDBR                 110    87   149   314   110   159   149   314    29    87   149   314
with PDBR                 111    92   156   329   111   164   156   329    30    92   156   329
with EEG Rider            110    89   152   319   110   161   152   319    29    89   152   319
with SDBR and EEG Rider   112    95   161   338   112   167   161   338    31    95   161   338
with PDBR and EEG Rider   114    99   169   352   114   171   169   352    33    99   169   352
------------------------------------------------------------------------------------------------
Multi-Strategy
without any Rider         103    67   114   246   103   139   114   246    22    67   114   246
with SDBR                 105    73   125   266   105   145   125   266    24    73   125   266
with PDBR                 106    77   132   281   106   149   132   281    25    77   132   281
with EEG Rider            105    74   127   271   105   146   127   271    24    74   127   271
with SDBR and EEG Rider   107    80   137   291   107   152   137   291    26    80   137   291
with PDBR and EEG Rider   109    85   145   306   109   157   145   306    28    85   145   306
------------------------------------------------------------------------------------------------

AN OVERVIEW OF PACIFIC INNOVATIONS

------------------------------------------------------------------------------------------------
                                                                          Expenses if you did
                                                                          not annuitize or
                          Expenses if you         Expenses if you         surrender, but left
                          annuitized              surrendered             the money in your
                          your Contract ($)       your Contract ($)       Contract ($)
------------------------------------------------------------------------------------------------
Variable Account          1 yr  3 yr  5 yr 10 yr  1 yr  3 yr  5 yr 10 yr  1 yr  3 yr  5 yr 10 yr
------------------------------------------------------------------------------------------------
Equity Income
without any Rider         103    67   114   246   103   139   114   246    22    67   114   246
with SDBR                 105    73   125   266   105   145   125   266    24    73   125   266
with PDBR                 106    77   132   281   106   149   132   281    25    77   132   281
with EEG Rider            105    74   127   271   105   146   127   271    24    74   127   271
with SDBR and EEG Rider   107    80   137   291   107   152   137   291    26    80   137   291
with PDBR and EEG Rider   109    85   145   306   109   157   145   306    28    85   145   306
------------------------------------------------------------------------------------------------
Strategic Value
without any Rider         106    78   133   282   106   150   133   282    25    78   133   282
with SDBR                 108    84   143   302   108   156   143   302    27    84   143   302
with PDBR                 110    88   150   316   110   160   150   316    29    88   150   316
with EEG Rider            109    85   145   307   109   157   145   307    28    85   145   307
with SDBR and EEG Rider   111    91   155   326   111   163   155   326    30    91   155   326
with PDBR and EEG Rider   112    96   162   340   112   168   162   340    31    96   162   340
------------------------------------------------------------------------------------------------
Growth LT
without any Rider         104    70   120   256   104   142   120   256    23    70   120   256
with SDBR                 106    76   130   276   106   148   130   276    25    76   130   276
with PDBR                 107    80   137   291   107   152   137   291    26    80   137   291
with EEG Rider            106    77   132   281   106   149   132   281    25    77   132   281
with SDBR and EEG Rider   108    83   142   301   108   155   142   301    27    83   142   301
with PDBR and EEG Rider   110    88   150   316   110   160   150   316    29    88   150   316
------------------------------------------------------------------------------------------------
Focused 30
without any Rider         106    78   133   282   106   150   133   282    25    78   133   282
with SDBR                 108    84   143   302   108   156   143   302    27    84   143   302
with PDBR                 110    88   150   316   110   160   150   316    29    88   150   316
with EEG Rider            109    85   145   307   109   157   145   307    28    85   145   307
with SDBR and EEG Rider   111    91   155   326   111   163   155   326    30    91   155   326
with PDBR and EEG Rider   112    96   162   340   112   168   162   340    31    96   162   340
------------------------------------------------------------------------------------------------
Mid-Cap Value
without any Rider         105    73   124   265   105   145   124   265    24    73   124   265
with SDBR                 107    79   134   285   107   151   134   285    26    79   134   285
with PDBR                 108    83   142   300   108   155   142   300    27    83   142   300
with EEG Rider            107    80   137   290   107   152   137   290    26    80   137   290
with SDBR and EEG Rider   109    86   147   310   109   158   147   310    28    86   147   310
with PDBR and EEG Rider   111    91   154   324   111   163   154   324    30    91   154   324
------------------------------------------------------------------------------------------------
International Value
without any Rider         105    75   128   273   105   147   128   273    24    75   128   273
with SDBR                 107    81   138   293   107   153   138   293    26    81   138   293
with PDBR                 109    85   145   308   109   157   145   308    28    85   145   308
with EEG Rider            108    83   141   298   108   155   141   298    27    83   141   298
with SDBR and EEG Rider   110    88   151   318   110   160   151   318    29    88   151   318
with PDBR and EEG Rider   111    93   158   332   111   165   158   332    30    93   158   332
------------------------------------------------------------------------------------------------
Capital Opportunities
without any Rider         104    72   123   263   104   144   123   263    23    72   123   263
with SDBR                 106    78   133   283   106   150   133   283    25    78   133   283
with PDBR                 108    82   141   298   108   154   141   298    27    82   141   298
with EEG Rider            107    80   136   288   107   152   136   288    26    80   136   288
with SDBR and EEG Rider   109    86   146   308   109   158   146   308    28    86   146   308
with PDBR and EEG Rider   110    90   153   322   110   162   153   322    29    90   153   322
------------------------------------------------------------------------------------------------
Mid-Cap Growth
without any Rider         105    75   128   273   105   147   128   273    24    75   128   273
with SDBR                 107    81   138   293   107   153   138   293    26    81   138   293
with PDBR                 109    85   145   308   109   157   145   308    28    85   145   308
with EEG Rider            108    83   141   298   108   155   141   298    27    83   141   298
with SDBR and EEG Rider   110    88   151   318   110   160   151   318    29    88   151   318
with PDBR and EEG Rider   111    93   158   332   111   165   158   332    30    93   158   332
------------------------------------------------------------------------------------------------
Global Growth
without any Rider         109    85   144   306   109   157   144   306    28    85   144   306
with SDBR                 111    91   154   325   111   163   154   325    30    91   154   325
with PDBR                 112    95   162   339   112   167   162   339    31    95   162   339
with EEG Rider            111    92   157   330   111   164   157   330    30    92   157   330
with SDBR and EEG Rider   113    98   167   348   113   170   167   348    32    98   167   348
with PDBR and EEG Rider   115   103   174   362   115   175   174   362    34   103   174   362
------------------------------------------------------------------------------------------------
Equity Index
without any Rider          99    55    94   204    99   127    94   204    18    55    94   204
with SDBR                 101    61   104   225   101   133   104   225    20    61   104   225
with PDBR                 102    65   112   241   102   137   112   241    21    65   112   241
with EEG Rider            101    62   107   230   101   134   107   230    20    62   107   230
with SDBR and EEG Rider   103    68   117   251   103   140   117   251    22    68   117   251
with PDBR and EEG Rider   105    73   125   266   105   145   125   266    24    73   125   266
------------------------------------------------------------------------------------------------
Small-Cap Index
without any Rider         102    64   110   236   102   136   110   236    21    64   110   236
with SDBR                 104    70   120   257   104   142   120   257    23    70   120   257
with PDBR                 105    75   128   272   105   147   128   272    24    75   128   272
with EEG Rider            104    72   123   262   104   144   123   262    23    72   123   262
with SDBR and EEG Rider   106    78   133   282   106   150   133   282    25    78   133   282
with PDBR and EEG Rider   108    82   140   297   108   154   140   297    27    82   140   297
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                          Expenses if you did
                                                                          not annuitize or
                          Expenses if you         Expenses if you         surrender, but left
                          annuitized              surrendered             the money in your
                          your Contract ($)       your Contract ($)       Contract ($)
------------------------------------------------------------------------------------------------
Variable Account          1 yr  3 yr  5 yr 10 yr  1 yr  3 yr  5 yr 10 yr  1 yr  3 yr  5 yr 10 yr
------------------------------------------------------------------------------------------------
REIT
without any Rider         107    80   137   291   107   152   137   291    26    80   137   291
with SDBR                 109    86   147   310   109   158   147   310    28    86   147   310
with PDBR                 111    91   154   325   111   163   154   325    30    91   154   325
with EEG Rider            110    88   150   316   110   160   150   316    29    88   150   316
with SDBR and EEG Rider   112    94   159   335   112   166   159   335    31    94   159   335
with PDBR and EEG Rider   113    98   167   348   113   170   167   348    32    98   167   348
------------------------------------------------------------------------------------------------
Inflation Managed (formerly called Government Securities)
without any Rider         102    65   111   239   102   137   111   239    21    65   111   239
with SDBR                 104    71   121   259   104   143   121   259    23    71   121   259
with PDBR                 105    75   129   274   105   147   129   274    24    75   129   274
with EEG Rider            104    72   124   264   104   144   124   264    23    72   124   264
with SDBR and EEG Rider   106    78   134   284   106   150   134   284    25    78   134   284
with PDBR and EEG Rider   108    83   141   299   108   155   141   299    27    83   141   299
------------------------------------------------------------------------------------------------
Managed Bond
without any Rider         102    65   112   241   102   137   112   241    21    65   112   241
with SDBR                 104    71   122   261   104   143   122   261    23    71   122   261
with PDBR                 106    76   130   276   106   148   130   276    25    76   130   276
with EEG Rider            105    73   125   266   105   145   125   266    24    73   125   266
with SDBR and EEG Rider   107    79   135   286   107   151   135   286    26    79   135   286
with PDBR and EEG Rider   108    83   142   301   108   155   142   301    27    83   142   301
------------------------------------------------------------------------------------------------
Money Market
without any Rider         100    57    99   213   100   129    99   213    19    57    99   213
with SDBR                 102    63   109   234   102   135   109   234    21    63   109   234
with PDBR                 103    68   116   250   103   140   116   250    22    68   116   250
with EEG Rider            102    65   112   240   102   137   112   240    21    65   112   240
with SDBR and EEG Rider   104    71   122   260   104   143   122   260    23    71   122   260
with PDBR and EEG Rider   106    76   129   275   106   148   129   275    25    76   129   275
------------------------------------------------------------------------------------------------
High Yield Bond
without any Rider         102    65   112   241   102   137   112   241    21    65   112   241
with SDBR                 104    71   122   261   104   143   122   261    23    71   122   261
with PDBR                 106    76   130   276   106   148   130   276    25    76   130   276
with EEG Rider            105    73   125   266   105   145   125   266    24    73   125   266
with SDBR and EEG Rider   107    79   135   286   107   151   135   286    26    79   135   286
with PDBR and EEG Rider   108    83   142   301   108   155   142   301    27    83   142   301
------------------------------------------------------------------------------------------------
Large-Cap Value
without any Rider         105    73   125   267   105   145   125   267    24    73   125   267
with SDBR                 107    79   135   287   107   151   135   287    26    79   135   287
with PDBR                 108    84   143   302   108   156   143   302    27    84   143   302
with EEG Rider            107    81   138   292   107   153   138   292    26    81   138   292
with SDBR and EEG Rider   109    87   148   312   109   159   148   312    28    87   148   312
with PDBR and EEG Rider   111    91   155   326   111   163   155   326    30    91   155   326
------------------------------------------------------------------------------------------------

The purpose of the preceding table is to help you understand the various costs and expenses that you may bear directly or indirectly. The table reflects expenses of the Separate Account as well as those of the underlying Portfolios. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS, WITHDRAWALS, and Pacific Select Fund Annual Expenses in this Prospectus and see the Fund's SAI.

YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio's investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective.

YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

------------------------------------------------------------------------------------------------------------
                                                   THE PORTFOLIO'S         PORTFOLIO
PORTFOLIO                  INVESTMENT GOAL         MAIN INVESTMENTS        MANAGER
------------------------------------------------------------------------------------------------------------
Blue Chip                  Long-term growth of     Equity securities of    A I M Capital Management Inc.
                           capital. Current        "blue-chip"
                           income                  companies-- typically
                           is of secondary         large companies that
                           importance.             are well established
                                                   in their respective
                                                   industries.
------------------------------------------------------------------------------------------------------------
Aggressive Growth          Long-term growth of     Equity securities of    A I M Capital Management Inc.
                           capital.                small- and
                                                   medium-sized growth
                                                   companies.
------------------------------------------------------------------------------------------------------------
Aggressive Equity          Capital appreciation.   Equity securities of    Alliance Capital
                                                   small                   Management L.P
                                                   emerging-growth
                                                   companies
                                                   and medium-sized
                                                   companies.
------------------------------------------------------------------------------------------------------------
Emerging Markets           Long-term growth of     Equity securities of    Alliance Capital
                           capital.                companies that are      Management L.P.
                                                   located in
                                                   countries generally
                                                   regarded as
                                                   "emerging market"
                                                   countries.
------------------------------------------------------------------------------------------------------------
Diversified Research       Long-term growth of     Equity securities of    Capital Guardian
                           capital.                U.S. companies and      Trust Company
                                                   securities whose
                                                   principal markets
                                                   are in the U.S.
------------------------------------------------------------------------------------------------------------
Small-Cap Equity           Long-term growth of     Equity securities of    Capital Guardian
                           capital.                smaller and             Trust Company
                                                   medium-sized
                                                   companies.
------------------------------------------------------------------------------------------------------------
International Large-Cap    Long-term growth of     Equity securities of    Capital Guardian
                           capital.                non-U.S. companies      Trust Company
                                                   and securities
                                                   whose principal
                                                   markets are outside
                                                   of the U.S.
------------------------------------------------------------------------------------------------------------
Equity                     Capital                 Equity securities of    Goldman Sachs Asset
                           appreciation.           large U.S.              Management
                           Current income is of    growth-oriented
                           secondary importance.   companies.
------------------------------------------------------------------------------------------------------------
I-Net Tollkeeper           Long-term growth of     Equity securities of    Goldman Sachs Asset
                           capital.                companies which use,    Management
                                                   support, or
                                                   relate directly or
                                                   indirectly to use of
                                                   the Internet. Such
                                                   companies include
                                                   those in the media,
                                                   telecommunications,
                                                   and technology
                                                   sectors.
------------------------------------------------------------------------------------------------------------
Financial Services         Long-term growth of     Equity securities in    INVESCO Funds Group, Inc.
                           capital.                the financial
                                                   services sector. Such
                                                   companies include
                                                   banks, insurance
                                                   companies, brokerage
                                                   firms and other
                                                   finance-related
                                                   firms.
------------------------------------------------------------------------------------------------------------
Health Sciences            Long-term growth of     Equity securities in    INVESCO Funds Group, Inc.
                           capital.                the health sciences
                                                   sector. Such
                                                   companies include
                                                   medical equipment or
                                                   supplies,
                                                   pharmaceuticals,
                                                   healthcare
                                                   facilities and other
                                                   health
                                                   sciences-related
                                                   firms.
------------------------------------------------------------------------------------------------------------
Technology                 Long-term growth of     Equity securities in    INVESCO Funds Group, Inc.
                           capital.                the technology
                                                   sector. Such
                                                   companies
                                                   include
                                                   biotechnology,
                                                   communications,
                                                   computers,
                                                   electronics,
                                                   Internet
                                                   telecommunications,
                                                   networking,
                                                   robotics, video, and
                                                   other
                                                   technology-related
                                                   firms.
------------------------------------------------------------------------------------------------------------
Telecommunications         Long-term growth of     Equity securities in    INVESCO Funds Group, Inc.
                           capital. Current        the
                           income                  telecommunications
                           is of secondary         sector. Such
                           importance.             as companies that
                                                   offer telephone
                                                   service, wireless
                                                   communications,
                                                   satellite
                                                   communications,
                                                   television and
                                                   movie programming,
                                                   broadcasting and
                                                   Internet access.
------------------------------------------------------------------------------------------------------------
Multi-Strategy             High total return.      A mix of equity and     J.P. Morgan
                                                   fixed income            Investment
                                                   securities.             Management Inc.
------------------------------------------------------------------------------------------------------------
Equity Income              Long-term growth of     Equity securities of    J.P. Morgan
                           capital and income.     large and               Investment
                                                   medium-sized            Management Inc.
                                                   dividend-
                                                   paying U.S.
                                                   companies.
------------------------------------------------------------------------------------------------------------
Strategic Value            Long-term growth of     Equity securities       Janus Capital
                           capital.                with the potential      Corporation
                                                   for long-term
                                                   growth of capital.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                   THE PORTFOLIO'S         PORTFOLIO
PORTFOLIO                  INVESTMENT GOAL         MAIN INVESTMENTS        MANAGER
------------------------------------------------------------------------------------------------------------
Growth LT                  Long-term growth of     Equity securities of    Janus Capital
                           capital consistent      a large number of       Corporation
                           with                    companies of
                           the preservation of     any size.
                           capital.
------------------------------------------------------------------------------------------------------------
Focused 30                 Long-term growth of     Equity securities       Janus Capital
                           capital.                selected for their      Corporation
                                                   growth potential.
------------------------------------------------------------------------------------------------------------
Mid-Cap Value              Capital appreciation.   Equity securities of    Lazard Asset
                                                   medium-sized U.S.       Management
                                                   companies
                                                   believed to be
                                                   undervalued.
------------------------------------------------------------------------------------------------------------
International Value        Long-term capital       Equity securities of    Lazard Asset
                           appreciation            companies of any        Management
                           primarily               size located in
                           through investment      developed countries
                           in equity securities    outside of the U.S.
                           of corporations
                           domiciled in
                           countries other
                           than the U.S.
------------------------------------------------------------------------------------------------------------
Capital Opportunities      Long-term growth of     Equity securities       MFS Investment Management
                           capital.                with the potential
                                                   for long-term growth
                                                   of capital.
------------------------------------------------------------------------------------------------------------
Mid-Cap Growth             Long-term growth of     Equity securities of    MFS Investment Management
                           capital.                medium-sized
                                                   companies believed
                                                   to have
                                                   above-average growth
                                                   potential.
------------------------------------------------------------------------------------------------------------
Global Growth              Capital appreciation.   Equity securities of    MFS Investment Management
                                                   any size located
                                                   within and outside
                                                   of the U.S.
------------------------------------------------------------------------------------------------------------
Equity Index               Investment results      Equity securities of    Mercury Advisors
                           that correspond to      companies that are
                           the                     included in the
                           total return of         Standard & Poor's
                           common stocks           500 Composite Stock
                           publicly traded         Price Index.
                           in the U.S.
------------------------------------------------------------------------------------------------------------
Small-Cap Index            Investment results      Equity securities of    Mercury Advisors
                           that correspond to      companies that are
                           the                     included in the
                           total return of an      Russell 2000 Small
                           index of small          Stock Index.
                           capitalization
                           companies.
------------------------------------------------------------------------------------------------------------
REIT                       Current income and      Equity securities       Morgan Stanley Asset
                           long-term capital       of U.S. and non-U.S.    Management
                           appreciation.           companies principally
                                                   engaged in the U.S.
                                                   real estate industry.
------------------------------------------------------------------------------------------------------------
Inflation Managed          Maximize total          Inflation indexed       Pacific Investment
   (formerly called        return consistent       bonds of varying        Management Company
   Government Securities)  with prudent            maturities issued by
                           investment              the U.S. and non-
                           management.             U.S. governments,
                                                   their agencies and
                                                   government sponsored
                                                   enterprises, and
                                                   corporations, forward
                                                   contracts and
                                                   derivative instruments
                                                   relating to such
                                                   securities.
------------------------------------------------------------------------------------------------------------
Managed Bond               Maximize total          Medium and              Pacific Investment
                           return consistent       high-quality fixed      Management Company
                           with prudent            income securities
                           investment              with
                           management.             varying terms to
                                                   maturity.
------------------------------------------------------------------------------------------------------------
Money Market               Current income          Highest quality         Pacific Life
                           consistent with         money market
                           preservation            instruments
                           of capital.             believed to have
                                                   limited credit risk.
------------------------------------------------------------------------------------------------------------
High Yield Bond            High level of           Fixed income            Pacific Life
                           current income.         securities with
                                                   lower and
                                                   medium-quality
                                                   credit ratings and
                                                   intermediate to
                                                   long-terms to
                                                   maturity.
------------------------------------------------------------------------------------------------------------
Large-Cap Value            Long-term growth of     Equity securities of    Salomon Brothers
                           capital. Current        large U.S. companies.   Asset
                           income                                          Management Inc
                           is of secondary
                           importance.
------------------------------------------------------------------------------------------------------------

The Investment Adviser

We are the investment adviser for the Fund. We and the Fund have retained other portfolio managers, supervised by us, for 29 of the Portfolios.

Variable Investment Option Performance

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although each Subaccount was established January 2, 1996 or thereafter and has no historical performance prior to the date that is was established, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes and/or other taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium and/or other taxes; data that do not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500), and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our financial strength that are produced by rating agencies and organizations.

Your Fixed Option

Subject to availability, the Fixed Option offers you a guaranteed minimum interest rate on the amount you allocate to this Option. Amounts you allocate to this Option, and your earnings credited are held in our General Account. For more detailed information about this Option, see THE GENERAL ACCOUNT and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

                            PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Investment for more than five Business Days unless we specifically obtain your permission.

You may also purchase a Contract by exchanging your existing contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint owners and Contingent Owners, for which a Contract will be issued is 80. The Contract Owner's age is calculated as of his or her last birthday. If any Contract Owner or any Annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any Investments we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

Purchasing a Death Benefit Rider (Optional)

You may purchase either the Stepped-Up Death Benefit Rider (SDBR) or Premier Death Benefit Rider (PDBR) (subject to state availability) at the time your application is completed. You may not purchase either Rider after the Contract Date.

If you select one of these Riders, the SDBR or PDBR, as applicable, will remain in effect until the earliest of: (a) the full withdrawal of the amount available for withdrawal under the Contract; (b) when death benefit proceeds become payable under the Contract; (c) any termination of the Contract in accordance with the provisions of the Contract; or (d) the Annuity Date. The SDBR or PDBR may not otherwise be cancelled. The SDBR or PDBR may only be purchased if the age of each Annuitant is 70 or younger on the Contract Date.

Purchasing the Earnings Enhancement Guarantee (EEG) Rider (Optional)

You may purchase the EEG Rider (subject to state availability) on the Contract Date or on the first Contract Anniversary. For Contracts issued prior to May 1, 2001, you may purchase the EEG Rider on any Contract Anniversary through December 31, 2002. If you buy the EEG Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the EEG Rider to coincide with that Contract Date or Contract Anniversary. The Earnings Enhancement Guarantee (EEG) Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider in the Contract's Rider.

You may purchase the EEG Rider only if the age of each Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Effective Date of the Rider as shown in your Contract. Once purchased, the Rider will remain in effect until the earlier of:

      o the date a full withdrawal of the amount available for withdrawal is made under the Contract;

      o     the date a death benefit becomes payable under the Contract;

      o date the Contract is terminated in accordance with the provisions of the Contract; or

      o     the Annuity Date.

The EEG Rider may not otherwise be cancelled.

Making Your Investments ("Purchase Payments")

Making Your Initial Investment

Your initial Investment must be at least $10,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan ("PAC"), which allows you to pay in equal monthly installments over one year (at least $800 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose the PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make a Purchase Payment.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investments over $1,000,000.

Making Additional Investments

You may choose to invest additional amounts in your Contract at any time. Each additional Investment above the initial Investment requirements must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. In certain states additional payments are limited. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Forms of Payment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. You may also make additional PAC Investments via electronic funds transfer. All checks must be drawn on U.S. funds. If you make Investments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during your Free Look period may be delayed until your check has cleared.


                       HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among the 31 Subaccounts and the Fixed Option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. See WITHDRAWALS--Right to Cancel ("Free Look") section in this Prospectus. Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS--Right to Cancel ("Free Look") section in this Prospectus. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial Investment is received from multiple sources, we will consider them all your initial Investment.

Investing in Variable Investment Options

Each time we allocate your Investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount divided by the "Unit Value" of one Unit of that Subaccount.

      Example: You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. The Unit Value at which purchase, transfer and withdrawal transactions are credited or debited is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Investment is usually effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Investment in proper form. See ADDITIONAL INFORMATION--Inquiries and Submitting Forms and Requests section in this Prospectus.

Transfers

Once your Investments are allocated to the Investment Options you selected, you may transfer your Account Value from any Investment Option to any other. However, as of May 1, 2001 and continuing through December 31, 2001, you may not make more than 15 transfers; and beginning January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

Certain Restrictions apply to the Fixed option. See THE GENERAL
ACCOUNT--Withdrawals and Transfers sections in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made.

If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions. We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, and to suspend transfers. We also reserve the right to reject any transfer request.

Market-Timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract's performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner; and
(2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT--Withdrawals and Transfers in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT sections in the SAI.

Automatic Transfer Options

We offer three automatic transfer options: dollar cost averaging, portfolio rebalancing, and earnings sweep. There is no charge for these options and transfers under these automatic transfer options are not counted towards your total transfers in a Contract Year.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                          CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge; this charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on: (i) death benefit proceeds, except as provided under the Amount of the Death Benefit: Death of a Contract Owner Section; (ii) amounts converted after the first Contract Anniversary to a life contingent Annuity Option or an Annuity Option with a period certain of at least five years; (iii) withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract; (iv) subject to medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less (See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.); or (v) subject to medical evidence satisfactory to us, after 90 days from the Contract Date, full or partial withdrawals while the Owner or Annuitant has been confined to an accredited nursing home for 60 days or longer. (See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.) The waiver of withdrawal charges applies only to withdrawals made while the Owner or Annuitant is in a nursing home or within 90 days after the Owner or Annuitant leaves the nursing home. In addition, the nursing home confinement period for which you seek the waiver must begin after the Contract Date. In order to use this waiver, you must submit with your withdrawal request the following documents: (1) a physician's note recommending the Owner or Annuitant's admittance to a nursing home; (2) an admittance form which shows the type of facility the Owner or Annuitant entered; and (3) a bill from the nursing home which shows that the Owner or Annuitant met the 60 day nursing home confinement requirement. An accredited nursing home is defined as a home or facility that; (1) is operating in accordance with the law of jurisdiction in which it is located; (2) is primarily engaged in providing, in addition to room and board, skilled nursing care under the supervision of a duly licensed physician; (3) provides continuous 24 hour a day nursing service by or under the supervision of a registered nurse; and maintains a daily record of the patient.

Free Withdrawals

During a Contract Year, you may withdraw free of withdrawal charge amounts up to your "Eligible Purchase Payments". Qualified plans have special restrictions on withdrawals. See Special Restrictions Under Qualified Plans. Eligible Purchase Payments include: 10% annually of your total Purchase Payments that have an "age" of less than four years; plus any remaining portion not withdrawn from the previous Contract Year's Eligible Purchase Payments that are derived from Purchase Payments which have an "age" of less than four years; plus 100% of all Purchase Payments that have an "age" of four years or more. Once all Purchase Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your Earnings and will be free of the withdrawal charge. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all Eligible Purchase Payments plus all Earnings even if all Purchase Payments have not been deemed withdrawn.


Example (Non-CRT)

      Contract Year 1

You make an initial Purchase Payment of $100,000 and make no additional Purchase Payments over the next three Contract years. Your free withdrawal amount available in year 1 equals 10% of the total Purchase Payments made (10% of the total Purchase Payments of $100,000 equals $10,000.) If you withdraw $5,000, the remaining $5,000 of the free withdrawal amount not withdrawn in Contract Year 1 will be carried over to the next Contract Year.

      Contract Year 2

Your free withdrawal amount for Contract Year 2 is equal to 10% of your total Purchase Payments still subject to the withdrawal charge plus any remaining free withdrawal amounts carried over from the previous Contract Year. (10% of $100,000 plus $5,000 equals $15,000) If no withdrawals are taken, the $15,000 free withdrawal amount not withdrawn in Contract Year 2 will be carried over to the next Contract Year.

      Contract Year 3

Your free withdrawal amount for Contract Year 3 is equal to 10% of total Purchase Payments subject to the withdrawal charge plus any remaining free withdrawal amounts carried over from the previous Contract Year. (10% of $100,000 plus $15,000 equals $25,000) If you take a $15,000 withdrawal, the remaining $10,000 of the free withdrawal amount not taken in Contract Year 3 will not be carried over to the next Contract Year because the Purchase Payment will not be subject to the withdrawal charge and the entire amount remaining will be able to be withdrawn free of withdrawal charges.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that Purchase Payment was effective. A Purchase Payment is "one year old" or has an "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an "age of two", and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payments you withdraw determines the level of withdrawal charge as follows:

                                                Withdrawal
                                               Charge as a
                                                percentage
           "Age" of Payment                   of the amount
              in Years                          withdrawn
           ----------------                   -------------
                 1 ................................ 9%
                 2 ................................ 8%
                 3 ................................ 8%
                 4 or more ........................ 0%

We calculate your withdrawal charge by assuming your withdrawal is applied to Purchase Payments first and in the order your Purchase Payments were received. The withdrawal charge will be deducted proportionally among all Investment Options from which your withdrawal occurs. See THE GENERAL
ACCOUNT--Withdrawals and Transfers sections in this Prospectus.

We pay sales commissions and other expenses associated with the promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. Broker-dealers may receive aggregate commissions of up to 4.75% of your aggregate Purchase Payments.

Sellers of Contracts will be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

Withdrawal Enhancements

We reserve the right, in our sole discretion, to calculate your withdrawal charge on more favorable terms to you than as otherwise described in the preceding paragraphs. These Withdrawal Enhancements may include an acceleration of the day on which the "age" of any Purchase Payment(s) is considered to occur or a waiver of some or all of the withdrawal charge in the event the Guaranteed Interest Rate is less than a specified rate. Although we retain the discretion to add a Withdrawal Enhancement, once it is added, it is binding on us and effective for any specified period we have designated. In the event of any Withdrawal Enhancement, we will notify the Owner within thirty (30) days of the effective date of the Withdrawal Enhancement.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED--Transfers and THE GENERAL ACCOUNT--Withdrawals and Transfers sections in this Prospectus.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Investments at the time your payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at the Annuity Date or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Investments ("premium taxes"), we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred by us. For these purposes, "premium taxes" include any state or local premium or retaliatory taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Investments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments. Currently, we do not impose any such charges.

Annual Fee

We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year), if your Net

Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

Waivers and Reduced Charges

We may agree to reduce or waive the withdrawal charge or the Annual Fee under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only reduce or waive such charges on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver and reduced charge programs at any time, including for issued Contracts.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate equal to 1.25% of each Subaccount's assets; this charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select a fixed annuity. The base Risk Charge, but not any increase in the Risk Charge for an optional Death Benefit Rider, will continue after the Annuity Date if you choose any variable annuity.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

Increase in Risk Charge If an Optional Death Benefit Rider Is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount's assets if you purchase the Stepped-Up Death Benefit Rider (SDBR) or 0.35% if you purchase the Premier Death Benefit Rider (PDBR). The total Risk Charge annual rate will be 1.45% if the SDBR is purchased or 1.60% if the PDBR is purchased. Any increase in your Risk Charge will not continue after the Annuity Date. See PURCHASING YOUR CONTRACT--Purchasing an Optional Death Benefit Rider section in this Prospectus.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.15% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable annuity.


Annual Earnings Enhancement Guarantee (EEG) Charge (Optional Rider)

If you purchase the EEG Rider, we deduct annually a Earnings Enhancement Guarantee Charge ("EEG Charge") for expenses related to the EEG Rider. The EEG Charge is also called the GEE Charge in your Contract's Rider. The EEG Charge is equal to 0.25% multiplied by your Contract Value on the date the Charge is deducted.

We will deduct the EEG Charge from your Investment Options on a proportionate basis on each Contract Anniversary following the date you purchase the Rider if the EEG Rider is in effect.

Any portion of the EEG Charge we deduct from a Fixed Option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire EEG Charge for that Contract Year from the final payment made to you.

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable waivers and/or reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and in its SAI.

                     RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you may choose a sole Annuitant or Joint Annuitants. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant; if you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant; more information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued; however, if you are buying a Qualified Contract, you may add a Joint Annuitant on the Annuity Date. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 81st birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes (the "Conversion Amount"), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, and any applicable withdrawal charge. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

Choosing Your Annuity Date ("Annuity Start Date")

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date: If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. However, to meet IRS minimum distribution rules, your required minimum distribution date may be earlier than your Annuity Date. If you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See the FEDERAL TAX STATUS section in this Prospectus.

You should carefully review the Annuity Options with your financial tax adviser, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, required minimum distributions, and other matters. For instance, under requirements for retirement plans that qualify under Section 401 or 408 of the Code, required minimum distributions, or annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 701/2.

For retirement plans that qualify under section 401 or 408 of the Code, distributions must begin no later than the Required Minimum Date of the April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 701/2. These distributions are subject to the "minimum distribution and incidental death benefit", "MDIB", rules of Code Section 401(a)(9) and the Regulations thereunder, and shall comply with such rules. Accordingly:

      (a) The entire interest under the Contract shall be distributed to the Owner/Annuitant:

            (i) Not later than the April 1st next following the close of the calendar year in which the Owner/Annuitant attains age 701/2, or

            (ii) Commencing not later than the Required Beginning Date, over the Owner/Annuitant's life or the lives of the Owner/Annuitant and his or her Beneficiary.

      (b) For purposes of calculating life expectancy for retirement plans under Code Section 401 or 408, life expectancy is computed by use of the expected return multiples V and VI of Regulation Section 1.72-9. Unless otherwise elected by the Owner by the Required Beginning Date, life expectancy for the Owner shall be recalculated annually, but shall not be recalculated annually for any spouse Beneficiary. Any election by the Owner/Annuitant to recalculate (or not) the life expectancy of the Owner/Annuitant or of the spouse Beneficiary shall be irrevocable and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary may not be recalculated. Instead, where the life expectancy of a Beneficiary (or Owner/Annuitant) is not recalculated annually, such a life expectancy shall be calculated using the attained age of such Beneficiary (or Owner/Annuitant) during the calendar year in which the Owner attains 701/2, and payments for subsequent years shall be calculated based on such life expectancy reduced by one year for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

      (c) The method of distribution selected also shall comply with the MDIB rule of Code Section 401(a)(9), and proposed Regulation Section 1.401(a)(9)-2.

On January 11, 2001 the Internal Revenue Service (IRS) issued Revised Proposed Regulations that simplify the existing Required Minimum Distribution rules. Under the Revised Proposed Regulations, effective January 1, 2002, the IRS is mandating that all IRA holders (with one exception) use a Uniform Distribution Table to calculate their Required Minimum Distributions. Clients will no longer need to make elections at age 70 1/2.

The Uniform Distribution Table is based on a joint life expectancy and uses the IRA owner's actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these proposed regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.

The exception is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse's actual age (and life expectancy) will be used in the joint life calculation.

For calendar year 2001, taxpayers may rely on either the Revised Proposed Regulations or the existing (1987 proposed) regulations. If any future guidance from the IRS is more restrictive than the guidance in these Revised Proposed Regulations, the future guidance will be issued without retroactive effect.

However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 701/2 (other than 5% owners) until they retire. If a plan is qualified under Section 408A of the Code, no minimum distributions are required at any time.

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 (a) generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 701/2, and (b) must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Option 3, if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 662/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

Subject to legislation, if you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you call your tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 95th birthday or your younger Joint Annuitant's 95th birthday, whichever applies; however some states' laws may require a different Annuity Date. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with a ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50%; your spouse will automatically be considered your Beneficiary.

Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount, and/or a variable-dollar amount, subject to state availability. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI. If you choose the Period Certain Only Annuity Option, the variable annuity payment option is not available to you.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

      1. Life Only. Periodic payments are made to the designated payee during the Annuitant's lifetime. Payments stop when the Annuitant dies.

      2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant's lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Owner receives the remainder of the guaranteed payments, if living; otherwise the Beneficiary, if living; otherwise the Owner's estate.

      3. Joint and Survivor Life. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are made to the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 662/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 662/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 662/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

      4. Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, we pay the Owner the remainder of the guaranteed payments, if living; otherwise the Beneficiary, if living; otherwise the Owner's estate. If you choose the Period Certain Only Annuity Option, you may only choose the fixed annuity payment option.

For Contracts issued in connection with a Qualified Plan, please refer to the section in this Prospectus under Choosing Your Annuity Date ("Annuity Start Date"). If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract or the Annuity Date which are at least the variable annuity income factors under the contract. You may choose any other annuity option we may offer on the option's effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

Death Benefits

Death benefit proceeds may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. The amount of the death benefit proceeds will be paid according to the Death Benefit Proceeds section below.

The "Notice Date" is the day on which we receive, in proper form, proof of death and instructions regarding payment of death benefit proceeds.

Death Benefit Proceeds

Death benefit proceeds will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death proceeds. Such proceeds will equal the amount of the death benefit reduced by any charges for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an Annuity Option under this Contract or towards the purchase of any Annuity Option we then offer, or in accordance with IRS regulations (see Death of Owner Distribution Rules). Any such Annuity Option is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Death of Owner Distribution Rules

If an Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must complete distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or over a period that does not exceed the Beneficiary's life expectancy. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in an acceptable form to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner's designation.

If the Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the Beneficiary, if living; if not, the Contingent Beneficiary, if living; if not, the Owner's estate. If the Owner was an Annuitant, the designated recipient is the Joint Owner, if living; if not the Beneficiary, if living; if not, the Contingent Beneficiary, if living; if not, the Owner's estate.

Spousal Continuation

A sole designated recipient who is the Owner's spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Date. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, Pacific Life will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit ("Add-In Amount"). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient but not the Owner's spouse may not continue the Contract.

If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be (a) the Contract Value if the non-individual Owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or (b) the Contract Value less any withdrawal and/or transaction fee, any charges for withdrawals, and/or premium taxes if the non-individual Owner elects a cash distribution. The amount of the death benefit may be, under certain circumstances, determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes, including the requirement that, if the Owner dies before the Annuity Date, any death benefit proceeds under the Contract shall be distributed within five years of the Owner's death (or such other period that we offer and that is permitted under the Code or such shorter period as we may require).

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations, if the Contract is owned under a Qualified Plan as defined in Section 401, 403, 408, or 408A of the Code and the Annuitant dies before the commencement of distributions, the payment of any death benefit must be made to the designated recipient no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant's death falls. In order to satisfy this requirement, generally the designated recipient must receive a lump sum payment by this date or elect to receive the Annuitant's interest in the Contract in equal or substantially equal installments over a period not exceeding the lifetime or life expectancy of the designated recipient. If the designated recipient elects the installment payment option, the Internal Revenue Service regulations provide that payments must begin no later than December 31 of the calendar year which follows the calendar year in which the Annuitant died. However, if the designated recipient is the spouse of the Annuitant at the time of the Annuitant's death ("surviving spouse"), then, under the regulations, required distributions must begin no later than December 31 of the calendar year in which the Annuitant would have reached age 70 1/2.

Under our administrative procedures, payments must commence either by the end of the fifth year following the Annuitant's death or lifetime distributions beginning no later than the end of the year following the year the Annuitant died; unless the designated recipient is the surviving spouse. If the surviving spouse elects to continue the contract and not do an eligible rollover to an IRA in his or her name, then he or she will be subject to the five year rule. However, the surviving spouse may waive the five year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant's death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of: (a) December 31 of the year following the year the Annuitant died; or (b) December 31 of the year in which the Annuitant would have turned 701/2. Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31, of the year following the Annuitant's death or, the December of the year in which the Annuitant would have attained age 701/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of Required Minimum Distributions but before the Annuitant's entire interest in the Contract (other than a Roth
IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant's death.

The Amount of the Death Benefit: Death of Annuitant

If the sole Annuitant, or the first death of an Owner who is also an Annuitant, dies prior to the Annuity Date, the death benefit will be equal to the greater of:

      (a)   your Contract Value as of the Notice Date; or

      (b) your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.


The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit proceeds are not yet payable. If there is no surviving
Joint or Contingent Annuitant, the death benefit proceeds are payable to the Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

If the Owner is not the Annuitant and they die simultaneously, the death benefit will be calculated under the Death of Annuitant provisions and death benefit proceeds will be paid to the Joint Owner if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

Optional Stepped-Up Death Benefit Rider

If you purchase the Stepped-Up Death Benefit Rider (SDBR) at the time your application is completed (subject to state availability) upon the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, the death benefit will be equal to the greater of
(a) or (b) below:

      (a) the Death Benefit Amount as of the Notice Date. The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:


            (i)   your Contract Value as of that day; or

            (ii) your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

      (b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date. The Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the Annuitant prior to the Annuity Date and is determined as follows:

            First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract anniversaries is a "Milestone Date").

            We then adjust the Death Benefit Amount for each milestone date by:

            (i) adding the aggregate amount of any Purchase Payments received by us since the Milestone Date; and

            (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. Calculation of any Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Optional Premier Death Benefit Rider

If you purchase the Premier Death Benefit Rider (PDBR) at the time your application is completed (subject to state availability), upon the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, the death benefit will be equal to the greater of
(a) or (b) below:

      (a) the Death Benefit Amount as of the Notice Date. The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

            (i)   your Contract Value as of that day; or

            (ii) your aggregate Purchase Payments less an adjusted amount for each withdrawal increased at an effective annual rate of 6% to that day, subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals, including any withdrawal charge. The 6% annual rate of growth will take into account the timing of when each Purchase Payment withdrawal occurred by applying a daily factor of 1.00015965 to each day's balance. (See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.) The 6% effective annual rate of growth will stop accruing as of the earlier of:

                  1. the Contract anniversary following the date the Annuitant reaches his or her 80th birthday; or

                  2.    the date of death of the sole Annuitant; or

                  3.    the Annuity Date.

            To determine the adjusted amount for each withdrawal:

            (A) We divide the amount of each withdrawal, including withdrawal charges, if any, by your Contract Value immediately before that withdrawal; and

            (B) we then multiply the result by your Death Benefit Amount (as described in section a(ii) of this Death Benefit Amount section), immediately before that withdrawal.

      (b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date. The Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant or the first death of an Owner who is also an Annuitant prior to the Annuity Date, and is determined as follows:

            First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant's 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant's 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a "Milestone Date". We then adjust the Death Benefit Amount for each Milestone Date by:

            (i) adding the aggregate amount of any Purchase Payments received by us since that Milestone Date; and

            (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

            The highest of these adjusted Death Benefit Amounts as of the notice date is your Guaranteed Minimum Death Benefit if the PDBR is purchased. Calculation of any Guaranteed Minimum Death Benefit is only made once death benefit proceeds become payable under your Contract.

Optional Earnings Enhancement Guarantee (EEG) Rider

If you purchase the EEG Rider, (subject to state availability), an Earnings Enhancement Guarantee amount ("EEG Amount") is added to the death benefit proceeds when such proceeds become payable as a result of the Annuitant's death or death of Owner who is also an Annuitant. The EEG Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the Earnings Enhancement Guarantee Amount is called the GEE Amount in the Contract's Rider.

The EEG amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Effective Date of the Rider, the EEG amount is equal to the lesser of (a) or (b) below:

      (a)   40% of Earnings; or

      (b) 40% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

If the age of the oldest Annuitant was age 70 to 75 on the Effective Date of the Rider, the EEG Amount is equal to the lesser of (a) or (b) below:

      (a)   25% of Earnings; or

      (b) 25% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

For purposes of calculating the EEG Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as (a) or (b) below:

      (a) If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

            (i)   the Initial Purchase Payment; plus

            (ii)  any additional Purchase Payments added; minus

            (iii) the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments in the order they were received.

      (b) If the Rider is effective after the Contract Date, Remaining Purchase Payments are equal to:

            (i)   the Contract Value on the Effective Date; plus

            (ii) any additional Purchase Payments added since the Effective Date of the Rider; minus

            (iii) the amount that each withdrawal taken after the Effective Date of the Rider exceeds the amount of Earnings in the Contract accumulated since that date. Withdrawals are assumed to be taken first from Earnings accumulated since the Effective Date of the Rider, then from Purchase Payments in the order that they were received.

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date of death of the deceased Owner. If the Surviving Spouse is over age 75 on the date of death, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent

Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate. See THE GENERAL ACCOUNT-- Withdrawals and Transfers section in this Prospectus.

If a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be determined in accordance with the The Amount of the Death Benefit: Death of Annuitant section above, and will be paid in accordance with the Death Benefit Proceeds section. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

                                  WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitant is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section below. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT--Withdrawals and Transfers and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, withdrawal charge, withdrawal transaction fee, and any charge for premium taxes and/or other taxes. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers sections in this Prospectus.

You assume investment risk on Purchase Payments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each Investment Option immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a penalty tax of 10% or more if you have not reached age 59 1/2. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT-- Withdrawals and Transfers sections in this Prospectus. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your (a) separation from service, (b) death, (c) disability as defined in Section 72(m)(7) of the Code, (d) reaching age 59 1/2, or (e) hardship as defined for purposes of
Section 401(k) of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.


Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a penalty tax of 10% or more if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS section in this Prospectus. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.


Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until your check clears.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX STATUS section in this Prospectus.

Right to Cancel ("Free Look")

During the Free Look period, you have the right to cancel your Contract and return it to us for a refund. If you return your Contract, it will be canceled and treated as void from your Contract Date. The amount of your refund may be more or less than the Purchase Payments you've made, depending on the state where you signed your application. Generally, the Free Look period ends 10 days after you receive your Contract, but may vary by state. Also, some states may have a different Free Look period if you are replacing another annuity contract or life insurance policy. For more information, see APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

In most states, your refund will be your Contract Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract charges to pay for premium taxes and/or other taxes. You will bear the investment risk on any gain or loss on funds allocated to the variable investment options. In some states we're required to refund the Purchase Payments you've made (less any amount withdrawn). There are some states that require us to return a different amount if you are replacing another annuity contract or life insurance policy. For any Contract issued as an IRA returned within 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).

You'll find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract's cover page, or on a notice that accompanies your policy.

Your Purchase Payments will be allocated in accordance with your application or your most recent allocation instructions.

                     PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company that is based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations and investment and advisory services. As of the end of 2000, we had $124.7 billion of individual life insurance in force and total admitted assets of $51.7 billion. We are ranked the 14th largest life insurance carrier in the U.S. in terms of 2000 admitted assets.


The Pacific Life family of companies has total assets and funds under management of $335.9 billion. We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of

Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD), serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of ours and PSD in the sale of the Contracts.


We may provide you with reports of our ratings both as an insurance company and as to our financial strength ability with respect to our General Account assets.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the 1940 Act, as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

                              FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

The information in the table for the period ended December 31, 2000 is included in the financial statements of Separate Account A which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2000. The information for periods before May 1, 2000 relates to other variable annuity contracts, (i.e. the Units and Unit Values do not support the Contract).


                                                                       2000
                                                    -------------------------------------------
                                                                       With             With
                                                                     Stepped-         Premier
                                                                     Up Death           Death
                                                     Without          Benefit          Benefit
                                                      Rider            Rider            Rider
Aggressive Equity
Subaccount Unit Value at beginning of period           $15.31           $15.28           $15.26
Subaccount Unit Value as of December 31                $11.92           $11.87           $11.84
Number of Subaccount Units outstanding at
    end of period                                     318,263          115,708           53,534
-----------------------------------------------------------------------------------------------
Emerging Markets
Subaccount Unit Value at beginning of period           $10.14           $10.12           $10.11
Subaccount Unit Value as of December 31                 $6.43            $6.41            $6.39
Number of Subaccount Units outstanding at
    end of period                                     260,387           77,814           25,872
-----------------------------------------------------------------------------------------------
Diversified Research(1)
Subaccount Unit Value at beginning of period           $10.00           $10.00           $10.00
Subaccount Unit Value as of December 31                $10.87           $10.85           $10.83
Number of Subaccount Units outstanding at
    end of period                                     476,150          122,599           93,630
-----------------------------------------------------------------------------------------------
Small-Cap Equity(2)
Subaccount Unit Value at beginning of period           $23.01           $22.96           $22.93
Subaccount Unit Value as of December 31                $17.06           $17.53           $17.48
Number of Subaccount Units outstanding at
    end of period                                     287,957           82,118           57,867
-----------------------------------------------------------------------------------------------
International Large-Cap(1)
Subaccount Unit Value at beginning of period           $10.00           $10.00           $10.00
Subaccount Unit Value as of December 31                 $7.74            $7.72            $7.71
Number of Subaccount Units outstanding at
    end of period                                   1,202,801          298,948          218,938
-----------------------------------------------------------------------------------------------
Equity
Subaccount Unit Value at beginning of period           $25.76           $25.71           $25.67
Subaccount Unit Value as of December 31                $19.01           $18.93           $18.88
Number of Subaccount Units outstanding at
    end of period                                     484,381          138,451          101,438
-----------------------------------------------------------------------------------------------
I-Net Tollkeeper(3)
Subaccount Unit Value at beginning of period           $10.00           $10.00           $10.00
Subaccount Unit Value as of December 31                 $6.72            $6.71            $6.70
Number of Subaccount Units outstanding at
    end of period                                     635,944          193,330           87,487
-----------------------------------------------------------------------------------------------
Multi-Strategy
Subaccount Unit Value at beginning of period           $16.01           $15.98           $15.95
Subaccount Unit Value as of December 31                $15.91           $15.84           $15.80
Number of Subaccount Units outstanding at
    end of period                                     249,340           47,958           38,460
-----------------------------------------------------------------------------------------------
Equity Income
Subaccount Unit Value at beginning of period           $20.22           $20.18           $20.15
Subaccount Unit Value as of December 31                $18.60           $18.53           $18.47
Number of Subaccount Units outstanding at
    end of period                                     724,450          202,050          142,904
-----------------------------------------------------------------------------------------------
Strategic Value(4)
Subaccount Unit Value at beginning of period           $10.00           $10.00           $10.00
Subaccount Unit Value as of December 31                 $9.75            $9.74            $9.74
Number of Subaccount Units outstanding at
    end of period                                      90,168          10,501            12,289

                                                                          1999
                                                       -------------------------------------------
                                                                          With             With
                                                                        Stepped-         Premier
                                                                        Up Death           Death
                                                        Without          Benefit          Benefit
                                                         Rider            Rider            Rider
Aggressive Equity
Subaccount Unit Value at beginning of period              $12.08           $12.08           $12.08
Subaccount Unit Value as of December 31                   $15.31           $15.28           $15.26
Number of Subaccount Units outstanding at
    end of period                                      2,693,949        1,187,774          652,132
--------------------------------------------------------------------------------------------------
Emerging Markets
Subaccount Unit Value at beginning of period               $6.86            $6.86            $6.86
Subaccount Unit Value as of December 31                   $10.14           $10.12           $10.11
Number of Subaccount Units outstanding at
    end of period                                      1,402,085          447,467          367,265
--------------------------------------------------------------------------------------------------
Diversified Research(1)
Subaccount Unit Value at beginning of period                 N/A              N/A              N/A
Subaccount Unit Value as of December 31                      N/A              N/A              N/A
Number of Subaccount Units outstanding at
    end of period                                            N/A              N/A              N/A
--------------------------------------------------------------------------------------------------
Small-Cap Equity(2)
Subaccount Unit Value at beginning of period              $17.98           $17.98           $17.98
Subaccount Unit Value as of December 31                   $23.01           $22.96           $22.93
Number of Subaccount Units outstanding at
    end of period                                        408,463          127,055           82,497
--------------------------------------------------------------------------------------------------
International Large-Cap(1)
Subaccount Unit Value at beginning of period                 N/A              N/A              N/A
Subaccount Unit Value as of December 31                      N/A              N/A              N/A
Number of Subaccount Units outstanding at
    end of period                                            N/A              N/A              N/A
--------------------------------------------------------------------------------------------------
Equity
Subaccount Unit Value at beginning of period              $18.84           $18.84           $18.84
Subaccount Unit Value as of December 31                   $25.76           $25.71           $25.67
Number of Subaccount Units outstanding at
    end of period                                      3,439,581        2,057,306        1,201,244
--------------------------------------------------------------------------------------------------
I-Net Tollkeeper(3)
Subaccount Unit Value at beginning of period                 N/A              N/A              N/A
Subaccount Unit Value as of December 31                      N/A              N/A              N/A
Number of Subaccount Units outstanding at
    end of period                                            N/A              N/A              N/A
--------------------------------------------------------------------------------------------------
Multi-Strategy
Subaccount Unit Value at beginning of period              $15.17           $15.17           $15.17
Subaccount Unit Value as of December 31                   $16.01           $15.98           $15.95
Number of Subaccount Units outstanding at
    end of period                                      2,954,761        1,342,973          743,434
--------------------------------------------------------------------------------------------------
Equity Income
Subaccount Unit Value at beginning of period              $18.12           $18.12           $18.12
Subaccount Unit Value as of December 31                   $20.22           $20.18           $20.15
Number of Subaccount Units outstanding at
    end of period                                      6,027,438        3,105,130        1,773,940
--------------------------------------------------------------------------------------------------
Strategic Value(4)
Subaccount Unit Value at beginning of period                 N/A              N/A              N/A
Subaccount Unit Value as of December 31                      N/A              N/A              N/A
Number of Subaccount Units outstanding at
    end of period                                            N/A              N/A              N/A

                                                         1998             1997               1996
Aggressive Equity
Subaccount Unit Value at beginning of period              $10.92           $10.67           $10.00
Subaccount Unit Value as of December 31                   $12.19           $10.92           $10.67
Number of Subaccount Units outstanding at
    end of period                                      5,808,703        1,711,363          387,987
--------------------------------------------------------------------------------------------------
Emerging Markets
Subaccount Unit Value at beginning of period               $9.28            $9.57           $10.00
Subaccount Unit Value as of December 31                    $6.70            $9.28            $9.57
Number of Subaccount Units outstanding at
    end of period                                      3,975,851        1,342,086          240,607
--------------------------------------------------------------------------------------------------
Diversified Research(1)
Subaccount Unit Value at beginning of period                 N/A              N/A              N/A
Subaccount Unit Value as of December 31                      N/A              N/A              N/A
Number of Subaccount Units outstanding at
    end of period                                            N/A              N/A              N/A
--------------------------------------------------------------------------------------------------
Small-Cap Equity(2)
Subaccount Unit Value at beginning of period                 N/A              N/A              N/A
Subaccount Unit Value as of December 31                      N/A              N/A              N/A
Number of Subaccount Units outstanding at
    end of period                                            N/A              N/A              N/A
--------------------------------------------------------------------------------------------------
International Large-Cap(1)
Subaccount Unit Value at beginning of period                 N/A              N/A              N/A
Subaccount Unit Value as of December 31                      N/A              N/A              N/A
Number of Subaccount Units outstanding at
    end of period                                            N/A              N/A              N/A
--------------------------------------------------------------------------------------------------
Equity
Subaccount Unit Value at beginning of period              $14.68           $12.59           $10.00
Subaccount Unit Value as of December 31                   $18.85           $14.68           $12.59
Number of Subaccount Units outstanding at
    end of period                                      6,695,038        1,983,738          453,223
--------------------------------------------------------------------------------------------------
I-Net Tollkeeper(3)
Subaccount Unit Value at beginning of period                 N/A              N/A              N/A
Subaccount Unit Value as of December 31                      N/A              N/A              N/A
Number of Subaccount Units outstanding at
    end of period                                            N/A              N/A              N/A
--------------------------------------------------------------------------------------------------
Multi-Strategy
Subaccount Unit Value at beginning of period              $13.01           $11.03           $10.00
Subaccount Unit Value as of December 31                   $15.17           $13.01           $11.03
Number of Subaccount Units outstanding at
    end of period                                      8,073,603        1,830,504          294,936
--------------------------------------------------------------------------------------------------
Equity Income
Subaccount Unit Value at beginning of period              $14.78           $11.66           $10.00
Subaccount Unit Value as of December 31                   $18.10           $14.78           $11.66
Number of Subaccount Units outstanding at
    end of period                                     14,764,834        4,189,318          743,123
--------------------------------------------------------------------------------------------------
Strategic Value(4)
Subaccount Unit Value at beginning of period                 N/A              N/A              N/A
Subaccount Unit Value as of December 31                      N/A              N/A              N/A
Number of Subaccount Units outstanding at
    end of period                                            N/A              N/A              N/A

                                                                       2000
                                                    -------------------------------------------
                                                                       With             With
                                                                     Stepped-         Premier
                                                                     Up Death           Death
                                                     Without          Benefit          Benefit
                                                      Rider            Rider            Rider
-----------------------------------------------------------------------------------------------
Growth LT
Subaccount Unit Value at beginning of period           $38.74           $38.67           $38.61
Subaccount Unit Value as of December 31                $29.92           $29.80           $29.71
Number of Subaccount Units outstanding at
    end of period                                     750,217          193,399          120,735
-----------------------------------------------------------------------------------------------
Focused 30(4)
Subaccount Unit Value at beginning of period           $10.00           $10.00           $10.00
Subaccount Unit Value as of December 31                 $8.23            $8.23            $8.22
Number of Subaccount Units outstanding at
    end of period                                     164,442           32,984           9,916
-----------------------------------------------------------------------------------------------
Mid-Cap Value(5)
Subaccount Unit Value at beginning of period           $10.38           $10.36           $10.34
Subaccount Unit Value as of December 31                $12.78           $12.73           $12.69
Number of Subaccount Units outstanding at
    end of period                                     470,899          128,673           82,254
-----------------------------------------------------------------------------------------------
International Value
Subaccount Unit Value at beginning of period           $16.10           $16.06           $16.04
Subaccount Unit Value as of December 31                $14.06           $14.01           $13.97
Number of Subaccount Units outstanding at
    end of period                                     830,900          195,764          106,837
-----------------------------------------------------------------------------------------------
Equity Index
Subaccount Unit Value at beginning of period           $23.64           $23.59           $23.56
Subaccount Unit Value as of December 31                $21.14           $21.06           $21.00
Number of Subaccount Units outstanding at
    end of period                                     906,008          162,962           96,281
-----------------------------------------------------------------------------------------------
Small-Cap Index(5)
Subaccount Unit Value at beginning of period           $11.77           $11.75           $11.73
Subaccount Unit Value as of December 31                $11.19           $11.14           $11.11
Number of Subaccount Units outstanding at
    end of period                                     150,579           29,233           22,881
-----------------------------------------------------------------------------------------------
REIT(5)
Subaccount Unit Value at beginning of period            $9.86            $9.84            $9.83
Subaccount Unit Value as of December 31                $12.91           $12.86           $12.82
Number of Subaccount Units outstanding at
    end of period                                     181,524           64,951           27,672
-----------------------------------------------------------------------------------------------
Inflation Managed (formerly called Government
Securities)
Subaccount Unit Value at beginning of period           $11.41           $11.38           $11.37
Subaccount Unit Value as of December 31                $12.58           $12.53           $12.49
Number of Subaccount Units outstanding
    at end of period                                  513,300           79,227           58,293
-----------------------------------------------------------------------------------------------
Managed Bond
Subaccount Unit Value at beginning of period           $11.60           $11.58           $11.56
Subaccount Unit Value as of December 31                $12.76           $12.71           $12.67
Number of Subaccount Units outstanding
    at end of period                                  931,407          170,784          107,675
-----------------------------------------------------------------------------------------------
Money Market
Subaccount Unit Value at beginning of period           $11.55           $11.53           $11.51
Subaccount Unit Value as of December 31                $12.10           $12.05           $12.01
Number of Subaccount Units outstanding
    at end of period                                1,048,076          181,360          130,783
-----------------------------------------------------------------------------------------------
High Yield Bond
Subaccount Unit Value at beginning of period           $12.13           $12.10           $12.09
Subaccount Unit Value as of December 31                $11.52           $11.47           $11.44
Number of Subaccount Units outstanding
    at end of period                                  197,365           34,971           38,549
-----------------------------------------------------------------------------------------------
Large-Cap Value(5)
Subaccount Unit Value at beginning of period           $10.99           $10.97           $10.95
Subaccount Unit Value as of December 31                $12.49           $12.44           $12.41
Number of Subaccount Units outstanding
    at end of period                                  370,388          102,960           54,494
-----------------------------------------------------------------------------------------------

                                                                              1999
                                                           -------------------------------------------
                                                                              With             With
                                                                            Stepped-         Premier
                                                                            Up Death           Death
                                                            Without          Benefit          Benefit
                                                             Rider            Rider            Rider
------------------------------------------------------------------------------------------------------
Growth LT
Subaccount Unit Value at beginning of period                  $19.95           $19.95           $19.95
Subaccount Unit Value as of December 31                       $38.74           $38.67           $38.61
Number of Subaccount Units outstanding at
    end of period                                          7,721,645        4,155,805        2,209,196
------------------------------------------------------------------------------------------------------
Focused 30(4)
Subaccount Unit Value at beginning of period                     N/A              N/A              N/A
Subaccount Unit Value as of December 31                          N/A              N/A              N/A
Number of Subaccount Units outstanding at
    end of period                                                N/A              N/A              N/A
------------------------------------------------------------------------------------------------------
Mid-Cap Value(5)
Subaccount Unit Value at beginning of period                  $10.00           $10.00           $10.00
Subaccount Unit Value as of December 31                       $10.38           $10.36           $10.34
Number of Subaccount Units outstanding at
    end of period                                          1,971,054          946,912          554,927
------------------------------------------------------------------------------------------------------
International Value
Subaccount Unit Value at beginning of period                  $13.58           $13.58           $13.58
Subaccount Unit Value as of December 31                       $16.10           $16.06           $16.04
Number of Subaccount Units outstanding at
    end of period                                          7,083,724        2,226,612        1,483,916
------------------------------------------------------------------------------------------------------
Equity Index
Subaccount Unit Value at beginning of period                  $19.85           $19.85           $19.85
Subaccount Unit Value as of December 31                       $23.64           $23.59           $23.56
Number of Subaccount Units outstanding at
    end of period                                          6,697,369        2,977,811        1,760,747
------------------------------------------------------------------------------------------------------
Small-Cap Index(5)
Subaccount Unit Value at beginning of period                  $10.00           $10.00           $10.00
Subaccount Unit Value as of December 31                       $11.77           $11.75           $11.73
Number of Subaccount Units outstanding at
    end of period                                          1,911,936          823,250          643,554
------------------------------------------------------------------------------------------------------
REIT(5)
Subaccount Unit Value at beginning of period                  $10.00           $10.00           $10.00
Subaccount Unit Value as of December 31                        $9.86            $9.84            $9.83
Number of Subaccount Units outstanding at
    end of period                                            764,770          279,529          189,692
------------------------------------------------------------------------------------------------------
Inflation Managed
Subaccount Unit Value at beginning of period                  $11.79           $11.79           $11.79
Subaccount Unit Value as of December 31                       $11.41           $11.38           $11.37
Number of Subaccount Units outstanding
    at end of period                                       4,451,455        1,179,644          799,190
------------------------------------------------------------------------------------------------------
Managed Bond
Subaccount Unit Value at beginning of period                  $11.98           $11.98           $11.98
Subaccount Unit Value as of December 31                       $11.60           $11.58           $11.56
Number of Subaccount Units outstanding
    at end of period                                       7,609,552        2,514,911        1,648,514
------------------------------------------------------------------------------------------------------
Money Market
Subaccount Unit Value at beginning of period                  $11.17           $11.17           $11.17
Subaccount Unit Value as of December 31                       $11.55           $11.53           $11.51
Number of Subaccount Units outstanding
    at end of period                                      11,370,911        3,966,774        2,979,275
------------------------------------------------------------------------------------------------------
High Yield Bond
Subaccount Unit Value at beginning of period                  $11.97           $11.97           $11.97
Subaccount Unit Value as of December 31                       $12.13           $12.10           $12.09
Number of Subaccount Units outstanding
    at end of period                                       2,139,827          941,781          665,249
------------------------------------------------------------------------------------------------------
Large-Cap Value(5)
Subaccount Unit Value at beginning of period                  $10.00           $10.00           $10.00
Subaccount Unit Value as of December 31                       $10.99           $10.97           $10.95
Number of Subaccount Units outstanding
    at end of period                                       3,196,813        1,810,506        1,063,376
------------------------------------------------------------------------------------------------------

                                                             1998             1997               1996
------------------------------------------------------------------------------------------------------
Growth LT
Subaccount Unit Value at beginning of period                  $12.71           $11.61           $10.00
Subaccount Unit Value as of December 31                       $19.87           $12.71           $11.61
Number of Subaccount Units outstanding at
    end of period                                         10,966,264        3,826,332          950,317
------------------------------------------------------------------------------------------------------
Focused 30(4)
Subaccount Unit Value at beginning of period                     N/A              N/A              N/A
Subaccount Unit Value as of December 31                          N/A              N/A              N/A
Number of Subaccount Units outstanding at
    end of period                                                N/A              N/A              N/A
------------------------------------------------------------------------------------------------------
Mid-Cap Value(5)
Subaccount Unit Value at beginning of period                     N/A              N/A              N/A
Subaccount Unit Value as of December 31                          N/A              N/A              N/A
Number of Subaccount Units outstanding at
    end of period                                                N/A              N/A              N/A
------------------------------------------------------------------------------------------------------
International Value
Subaccount Unit Value at beginning of period                  $12.76           $11.84           $10.00
Subaccount Unit Value as of December 31                       $13.29           $12.76           $11.84
Number of Subaccount Units outstanding at
    end of period                                         15,066,242        5,292,436        1,312,817
------------------------------------------------------------------------------------------------------
Equity Index
Subaccount Unit Value at beginning of period                  $15.69           $11.97           $10.00
Subaccount Unit Value as of December 31                       $19.88           $15.69           $11.97
Number of Subaccount Units outstanding at
    end of period                                         15,518,412        4,460,482          757,175
------------------------------------------------------------------------------------------------------
Small-Cap Index(5)
Subaccount Unit Value at beginning of period                     N/A              N/A              N/A
Subaccount Unit Value as of December 31                          N/A              N/A              N/A
Number of Subaccount Units outstanding at
    end of period                                                N/A              N/A              N/A
------------------------------------------------------------------------------------------------------
REIT(5)
Subaccount Unit Value at beginning of period                     N/A              N/A              N/A
Subaccount Unit Value as of December 31                          N/A              N/A              N/A
Number of Subaccount Units outstanding at
    end of period                                                N/A              N/A              N/A
------------------------------------------------------------------------------------------------------
Inflation Managed
Subaccount Unit Value at beginning of period                  $10.95           $10.14           $10.00
Subaccount Unit Value as of December 31                       $11.80           $10.95           $10.14
Number of Subaccount Units outstanding
    at end of period                                       4,543,208        1,506,839          673,682
------------------------------------------------------------------------------------------------------
Managed Bond
Subaccount Unit Value at beginning of period                  $11.14           $10.27           $10.00
Subaccount Unit Value as of December 31                       $11.99           $11.14           $10.27
Number of Subaccount Units outstanding
    at end of period                                      16,897,325        4,434,069          742,041
------------------------------------------------------------------------------------------------------
Money Market
Subaccount Unit Value at beginning of period                  $10.75           $10.36           $10.00
Subaccount Unit Value as of December 31                       $11.16           $10.75           $10.36
Number of Subaccount Units outstanding
    at end of period                                      14,823,792        3,041,495        1,478,808
------------------------------------------------------------------------------------------------------
High Yield Bond
Subaccount Unit Value at beginning of period                  $11.83           $10.96           $10.00
Subaccount Unit Value as of December 31                       $11.95           $11.83           $10.96
Number of Subaccount Units outstanding
    at end of period                                       7,396,859        2,702,260          630,637
------------------------------------------------------------------------------------------------------
Large-Cap Value(5)
Subaccount Unit Value at beginning of period                     N/A              N/A              N/A
Subaccount Unit Value as of December 31                          N/A              N/A              N/A
Number of Subaccount Units outstanding
    at end of period                                             N/A              N/A              N/A
------------------------------------------------------------------------------------------------------

      The Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth and Global Growth Subaccounts began operations on January 2, 2001 and are not included in the Financial Highlights.

(1)   This Subaccount began operations on January 3, 2000
(2)   This Subaccount began operations on October 1, 1999
(3)   This Subaccount began operations on May 1, 2000
(4)   This Subaccount began operations on October 2, 2000
(5)   This Subaccount began operations on January 4, 1999

                               FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as agent for a natural person. If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, generally no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund's SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under
Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one Contract for purposes of determining the amount includible in gross income under Code Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of Contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal or other distribution may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is: (1) made on or after the date you reach age 59 1/2, (2) made by a Beneficiary after your death, (3) attributable to you becoming disabled, or (4) in the form of level annuity payments under a lifetime annuity.

Taxes Payable on Optional Riders

It is our understanding that the charges relating to the optional Earnings Enhancement Guarantee (EEG) Rider are not subject to current taxation and we will not report them as such. However, the IRS may determine in the future that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the Rider charges as partial withdrawals if we believe that we would be expected to report them as such.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, "Investments" means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.


Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, a deduction may be allowed on the final tax return for the unrecovered Investments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. IRC Section 72(b)(3)(A) or (B) or (C).

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner's death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a Beneficiary who either is 371/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of non-tax qualified contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of qualified plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with your tax adviser and/or plan administrator before you withdraw any portion of your contract value.

Individual Retirement Annuities ("IRAs")
Recent federal tax legislation has expanded the type of IRAs available to individuals for tax deferred retirement savings: In addition to "traditional" IRAs established under Code Section 408, there are Roth IRAs governed by Code
Section 408A and SIMPLE IRAs established under Code Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA and other Qualified Plans:

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Designated Beneficiary. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your Traditional IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, government plans, 401(k) plans, and pension and profit-sharing plans.


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

SIMPLE IRAs

The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans"). Depending upon the SIMPLE Plan, employers may make the plan contributions into a SIMPLE retirement account established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date any individual first participated in any qualified salary reduction arrangement maintained by the individual's employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA after a required two year period. A distribution from a SIMPLE IRA, however, is never eligible to be rolled over to a retirement plan qualified under Code Section 401 or a
Section 403(b) annuity contract.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Investments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties.

Government Plans

Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Employer plans may be established by eligible employers for certain eligible employees under Sections 401(a) and 401(k) of the Code. Contributions to these plans are subject to certain limitations.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts; otherwise loans from us are not permitted. If yours is a Qualified Contract not subject to Title I of ERISA, issued under Section 403(b) of the Code, and the terms of your Qualified Plan permit, you may request a loan from us, using your Contract Value as your only security.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan
Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally interest paid on your loan under a 401 plan or 403(b) tax-sheltered annuity will be considered non-deductible "personal interest" under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Loan Procedures

Your loan request must be submitted on our Loan Agreement Form. You may submit a loan request at any time after your first Contract Anniversary and before your Annuity Date; however, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "Loan Account." To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

      o     50% of your Contract Value; and

      o $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Qualified Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Qualified Plans, the amount you may borrow may be further restricted. We are not responsible for making any determinations (including loan amounts permitted) or any interpretations with respect to your Qualified Plan.

Qualified Plan (Not Subject to Title I of ERISA)

If your Qualified Plan is not subject to Title I of ERISA regulations, you will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.


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

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

      Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time; if you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan stub with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a Qualified Plan you must meet one of six triggering events. They are: attainment of age 59 1/2; separation from service; death; disability; plan termination;
and financial hardship. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or a Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing such a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.


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

                             ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders' meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your "voting interest") in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that separate account in the same proportion as the total votes for all of our Separate Accounts for which we've received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to (a) your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by (b) the net asset value per share of that Portfolio. Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the only Contract Owner. Your Contract cannot name more than two Contract Owners either as Joint or Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 81 at the time of change or addition. Joint ownership is in the form of a joint tenancy. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS--Selecting Your Annuitant section of this Prospectus.

Beneficiaries

Your Beneficiary is the person(s) who may receive death benefits under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Spousal consent may be required to change the Beneficiary on an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate may receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

      o     cease offering any Subaccount;

      o add or change designated investment companies or their portfolios, or other investment vehicles;

      o add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

      o permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners' requests;

      o     add, remove or combine Variable Accounts;

      o combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

      o register or deregister Separate Account A or any Variable Account under the 1940 Act;

      o operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

      o run any Variable Account under the direction of a committee, board, or other group;

      o restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

      o make any changes required by the 1940 Act or other federal securities laws;

      o make any changes necessary to maintain the status of the Contracts as annuities under the Code;

      o make other changes required under federal or state law relating to annuities;

      o     suspend or discontinue sale of the Contracts; and

      o     comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

      Pacific Life Insurance Company
      P.O. Box 7187
      Pasadena, California 91109-7187

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to:

      Pacific Life Insurance Company
      P.O. Box 100060
      Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to:

      Pacific Life Insurance Company
      c/o FCNPC
      1111 South Arroyo Parkway, First Floor
      Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will usually be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

After your "Free Look" period, you are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business
Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic requests.

Electronic Delivery Authorization

You may authorize us to provide prospectuses, statements and other information ("documents") electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Timing of Payments and Transactions

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. For (i) withdrawals from the Fixed Option, (ii) death benefit payments attributable to Fixed Option Value, or (iii) fixed periodic annuity payments, payment of proceeds may be delayed for up to six months (thirty days in West Virginia) after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option. See THE GENERAL ACCOUNT section in this Prospectus for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

Replacement of Life Insurance or Annuities

The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Financial Statements

The statement of net assets of Separate Account A as of December 31, 2000 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2000. Pacific Life's consolidated financial statements as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 are contained in the Statement of Additional Information.


                              THE GENERAL ACCOUNT

General Information

All amounts allocated to the Fixed Option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed

Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to the Fixed Option, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to one year.

Guaranteed Interest Rates for the Fixed Option may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for the Fixed Option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Fixed Option

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

      Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option or transfer amounts from your Fixed Option to one or more of the other Investment Options. In addition, no partial withdrawal or transfer may be made from your Fixed Option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. See APPENDIX A:
STATE LAW VARIATIONS section in this Prospectus.

Payments or transfers from the Fixed Option may be delayed, as described under ADDITIONAL INFORMATION--Timing of Payments and Transactions section in this Prospectus; any amount delayed will, as long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

Fixed Option

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (331/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (331/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

TERMS USED IN THIS PROSPECTUS
--------------------------------------------------------------------------------

Some of the terms we've used in this Prospectus may be new to you. We've identified them in the Prospectus by capitalizing the first letter of each word. You'll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Account Value -- The amount of your Contract Value allocated to a specified Variable Investment Option or the Fixed Option.

Annuitant -- A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

Annuity Date ("Annuity Start Date") -- The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option -- Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary -- A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day -- Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, Christmas Day, and the Friday before New Year's Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year's Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of the monthly or yearly accounting period. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code -- The Internal Revenue Code of 1986, as amended.

Contingent Annuitant -- A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

Contingent Owner -- A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary -- The same date, in each subsequent year, as your Contract Date.

Contract Date -- The date we issue your Contract. Contract Years, Contract Semiannual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt -- As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your -- Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

Contract Value -- As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, and any Loan Account Value.

Contract Year -- A year that starts on the Contract Date or on a Contract Anniversary.

Earnings -- As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.

Fixed Option -- If you allocate all or part of your Investments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value -- The aggregate amount of your Contract Value allocated to the Fixed Option.

Fund -- Pacific Select Fund.

General Account -- Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guaranteed Interest Rate -- The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option. Each Guaranteed Interest Rate is expressed as an annual rate and interest is accrued daily. Each rate will not be less than an annual rate of 3%.

Guarantee Term -- The period during which an amount you allocate to the Fixed Option earns a Guaranteed Interest Rate. This term is up to one-year for the Fixed Option.

Investment -- An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option -- A Subaccount or the Fixed Option offered under the
Contract.

Joint Annuitant -- If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account -- The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value -- The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Net Contract Value -- Your Contract Value less Contract Debt.

Non-Qualified Contract -- A Contract other than a Qualified Contract.

Policyholder -- The Contract Owner.

Portfolio -- A separate portfolio of the Fund in which a Subaccount invests its assets.

Primary Annuitant -- The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

TERMS USED IN THIS PROSPECTUS
--------------------------------------------------------------------------------

Purchase Payment ("Premium Payment") ("Investment") -- An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract -- A Contract that qualifies under the Code as an individual retirement annuity or account ("IRA"), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan -- A retirement plan that receives favorable tax treatment under
Section 401, 403, 408, 408A or 457 of the Code.

SEC -- Securities and Exchange Commission.

Separate Account A (the "Separate Account") -- A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

Subaccount -- An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit -- Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit -- Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value -- The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value -- The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option -- A Subaccount (also called a Variable Account).

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                          Page
                                                                          ----

PERFORMANCE ............................................................    1
   Total Returns .......................................................    1
   Yields ..............................................................    2
   Performance Comparisons and Benchmarks ..............................    2
   Separate Account Performance ........................................    3

DISTRIBUTION OF THE CONTRACTS ..........................................    7
   Pacific Select Distributors, Inc ....................................    7

THE CONTRACTS AND THE SEPARATE ACCOUNT .................................    8
   Calculating Subaccount Unit Values ..................................    8
   Variable Annuity Payment Amounts ....................................    8
   Corresponding Dates .................................................   10
   Age and Sex of Annuitant ............................................   10
   Systematic Transfer Programs ........................................   11
   Pre-Authorized Withdrawals ..........................................   13
   Death Benefit .......................................................   13
   1035 Exchanges ......................................................   13
   Safekeeping of Assets ...............................................   13

FINANCIAL STATEMENTS ...................................................   14

INDEPENDENT AUDITORS ...................................................   14

                                   APPENDIX A:

                              STATE LAW VARIATIONS

Making Your Investments ("Purchase Payments")

If your contract is delivered in the state of Massachusetts, you may only make additional Investments during your first Contract Year.

Withdrawal Charge

Variations to the Withdrawal Charge section - If your Contract was delivered in one of the following states:

            Massachusetts
            Texas


We cannot waive any withdrawal charge on full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less and/or has been confined to an accredited nursing home.

Annuitization

If your contract is delivered in the state of Texas, the Conversion Amount annuitized must be at least $2,000.

Default Annuity Date and Options

If you contract was delivered in the state of Texas, the minimum net amount to be converted must be at least $2,000 or result in an income stream that is less than $20 a month and your initial annuity payment must be at least $20.

Death Benefits

If, at the time your application is completed, you purchase the optional Premier Death Benefit Rider (PDBR) and your Contract was delivered in the following states:

            Texas
            Washington

the Death Benefit Amount stated in the Optional Premier Death Benefit Rider sections are replaced with the following:

(a) The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

(i) your Contract Value as of that day, or

(ii) your aggregate Purchase Payments less an adjusted amount for each withdrawal increased at an effective annual rate of 5% to that day, subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals, including withdrawal charges. The 5% effective annual rate of growth will take into account the timing of when each Purchase Payments and withdrawal occurred by applying a daily factor of 1.00013368 to each day's balance. The 5% effective annual rate of growth will stop accruing as of the earlier of:

1. the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday; or

2. the date of death of the sole Annuitant; or

3. the Annuity Date.

To determine the adjusted amount for each withdrawal:

(A) We divide the amount of each withdrawal, including withdrawal charges, if any, by your Contract Value immediately before that withdrawal; and

(B) we then multiply the result by your Death Benefit Amount (as described in section a(ii) of this Death Benefit Amount section), immediately before that withdrawal.

                                   APPENDIX A:

                              STATE LAW VARIATIONS
                                   (Continued)

Optional Withdrawals

Variations to the Optional Withdrawals section. If your Contract was delivered in Texas and your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option to terminate your Contract and send you the withdrawal proceeds.


Right to Cancel ("Free Look")

Variations to the length of the Free Look period. In most states, the Free Look period is a 10-day period beginning on the day you receive your Contract. If your Contract was delivered in one of the following states, the Free Look period is as specified below:

            Idaho (20 days)
            North Dakota (20 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Free Look period is 30 days.

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state's Free Look period.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------[Scissors Icon]--
To receive a current copy of the Pacific Innovations SAI without charge, call
(800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company
Annuities Division
Post Office Box 7187
Pasadena, CA 91109-7187

Name ______________________________________

Address ___________________________________

City ______________________________________  State __________ Zip _______

PACIFIC INNOVATIONS             WHERE TO GO FOR MORE INFORMATION
--------------------------------------------------------------------------------

The Pacific Innovations variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.

You'll find more information about the Pacific Innovations variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2001.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it's incorporated by reference. You'll find the table of contents for the SAI on page 53 of this Prospectus.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

--------------------------------------------------------------------------------
How to contact us

Call or write to us at:
Pacific Life Insurance Company
Annuities Division
P.O. Box 7187
Pasadena, California 91109-7187

1-800-722-2333
6 a.m. through 5 p.m. Pacific time

Send Investments, other payments and application forms:

By mail
Pacific Life Insurance Company
P.O. Box 100060
Pasadena, California 91189-0060

By overnight delivery service
Pacific Life Insurance Company
c/o FCNPC
1111 South Arroyo Parkway, Suite 150
Pasadena, California 91105

--------------------------------------------------------------------------------
How to contact the SEC

Public Reference Section of the SEC
Washington, D.C. 20549-6009
1-800-SEC-0330
Internet: www.sec.gov

Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, CA 92660
(800) 722-2333

Annuities Division mailing address:
P.O. Box 7187
Pasadena, CA 91109-7187

Visit us at our website: www.PacificLife.com


                 [IMSA LOGO]
* Membership promotes ethical market conduct for individual life insurance and annuities

1617-1A

mailing address:
Pacific Life Insurance Company
Annuities Division
P.O. Box 7187
Pasadena, California 91109-7187
ADDRESS SERVICE REQUESTED

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2001
                              PACIFIC INNOVATIONS
                               SEPARATE ACCOUNT A


                               -----------------

Pacific Innovations (the "Contract") is a variable annuity contract underwritten by Pacific Life Insurance Company ("Pacific Life").


This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2001 which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.


                              -------------------

                         Pacific Life Insurance Company
                               Annuities Division
                         Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187
                                 1-800-722-2333

                               TABLE OF CONTENTS


                                                    PAGE NO.
                                                    ---------
PERFORMANCE.......................................        1

    Total Returns.................................        1
    Yields........................................        2
    Performance Comparisons and Benchmarks........        2
    Separate Account Performance..................        3

DISTRIBUTION OF THE CONTRACTS.....................        7
    Pacific Select Distributors, Inc. (PSD).......        7

THE CONTRACTS AND THE SEPARATE ACCOUNT............        8
    Calculating Subaccount Unit Values............        8
    Variable Annuity Payment Amounts..............        8
    Corresponding Dates...........................       10
    Age and Sex of Annuitant......................       10
    Systematic Transfer Programs..................       11
    Pre-Authorized Withdrawals....................       13
    Death Benefit.................................       13
    1035 Exchanges................................       13
    Safekeeping of Assets.........................       13

FINANCIAL STATEMENTS..............................       14

INDEPENDENT AUDITORS..............................       14

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

TOTAL RETURNS

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

AVERAGE ANNUAL TOTAL RETURN


To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, and the Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes, any non-recurring fees or charges or any increase in the Risk Charge for an optional Death Benefit Rider, or any EEG Charge for the optional EEG Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $65,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.


                    T = (ERV/P) TO THE POWER OF (365/N) - 1

where   T    =    average annual total return
        ERV  =    ending redeemable value
        P    =    hypothetical initial payment of $1,000
        N    =    number of days

Average annual total return figures will be given for recent one-, three-, five-and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

AGGREGATE TOTAL RETURN

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge.

NON-STANDARDIZED TOTAL RETURNS


We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, withdrawal charges and/or increases in Risk Charges, charges for premium taxes, and any non-recurring fees or charges.


Standardized return figures will always accompany any non-standardized returns shown.

YIELDS

MONEY MARKET SUBACCOUNT

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] -1.


Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes, or any increase in the Risk Charge for an optional Death Benefit Rider, or EEG Charge for the optional EEG Rider, but do reflect a deduction for the Annual Fee, the Risk Charge and the Administrative Fee and assumes an average Contract Value of $65,000.



At December 31, 2000, the Money Market Subaccount's current yield was 6.10% and the effective yield was 6.29%.


OTHER SUBACCOUNTS

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

          YIELD  =   2[( a-b/ cd + 1) TO THE POWER OF 6 - 1]

where:  a    =    net investment income earned during the period by the
                  Portfolio attributable to the Subaccount.
        b    =    expenses accrued for the period (net of reimbursements).
        c    =    the average daily number of Subaccount Units outstanding
                  during the period that were entitled to receive dividends.
        d    =    the Unit Value of the Subaccount Units on the last day of
                  the period.


The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, and Administrative Fee, the Annual Fee (assuming an average Contract Value of $65,000), but does not reflect any withdrawal charge, any charge for applicable premium taxes, any increase in the Risk Charge for an optional Death Benefit Rider, or EEG Charge for the optional EEG Rider, or any non-recurring fees or charges.


The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

PERFORMANCE COMPARISONS AND BENCHMARKS

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the

Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS-Registered Trademark-") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS-Registered Trademark- rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS-Registered Trademark- rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS-Registered Trademark- prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as THE WALL STREET JOURNAL, BARRON'S, BUSINESS WEEK, FORBES, FORTUNE, and MONEY.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

SEPARATE ACCOUNT PERFORMANCE

The Contract was not available prior to 2000. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.


The following table presents the annualized total return for each Variable Account for the period from each such Variable Account's commencement of operations through December 31, 2000. The accumulated value (AV) reflects the deductions for all contractual fees and charges, but does not reflect the withdrawal charge, any nonrecurring fees and charges, any increase in the Risk Charge for an optional Death Benefit Rider, or any EEG Charge for the optional EEG Rider, or any charges for premium. The full withdrawal value (FWV) reflects the deductions for all contractual fees and charges, but does not reflect any increase in the Risk Charge for an optional Death Benefit Rider, any EEG Charge for the optional EEG Rider, any nonrecurring fees and charges, and any charges for premium.

  THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE
                            INVESTMENT PERFORMANCE.


                    HISTORICAL SEPARATE ACCOUNT PERFORMANCE
         ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 29, 2000
                   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE



                                                                     SINCE
                                    1 YEAR         3 YEARS         INCEPTION
                                --------------  --------------  ----------------
VARIABLE ACCOUNTS                 AV     FWV      AV     FWV      AV       FWV
-----------------               ------  ------  ------  ------  -------  -------
Aggressive Equity 4/17/96*....  (22.15) (30.25)   2.96    1.17    4.01     4.01
Emerging Markets 4/17/96*.....  (36.62) (44.72) (11.55) (14.00)  (9.15)   (9.17)
Diversified Research
  1/3/00*.....................                                    8.68**   0.58**
Small-Cap Equity 10/1/99*.....  (23.53) (31.63)                  (1.67)   (6.86)
International Large-Cap
  1/3/00*.....................                                  (22.60)** (30.70)**
Equity 1/2/96*................  (26.26) (34.36)   9.00    7.41   13.72    13.72
I-Net Tollkeeper 5/1/00*......                                  (32.81)** (40.95)**
Multi-Strategy 1/2/96*........   (0.64)  (8.74)   6.92    5.26    9.74     9.74
Equity Income 1/2/96*.........   (8.00) (16.10)   7.96    6.33   13.23    13.23
Strategic Value 10/2/00*......                                   (2.53)** (10.63)**
Growth LT 1/2/96*.............  (22.79) (30.89)  33.03   31.96   24.53    24.53
Focused 30 10/2/00*...........                                  (17.69)** (25.79)**
Mid-Cap Value 1/4/99*.........   23.19   15.09                   13.15    10.27
International Value 1/2/96*...  (12.63) (20.73)   3.29    1.51    7.06     7.06
Equity Index 1/2/96*..........  (10.55) (18.65)  10.45    8.90   16.17    16.17
Small-Cap Index 1/4/99*.......   (4.95) (13.05)                   5.82     2.72
REIT 1/4/99*..................   30.94   22.84                   13.73    10.85
Inflation Managed 1/2/96*.....   10.31    2.21    4.73    3.00    4.71     4.71
Managed Bond 1/2/96*..........    9.99    1.89    4.63    2.90    5.00     5.00
Money Market 1/2/96*..........    4.71   (3.39)   4.00    2.25    3.88     3.88
High Yield Bond 1/2/96*.......   (5.05) (13.15)  (0.89)  (2.83)   2.87     2.87
Large-Cap Value 1/4/99*.......   13.67    5.57                   11.86     8.94


------------

*   Date Variable Account commenced operations.



**  Total return not annualized for periods less than one full year.



Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. ("Alliance Capital") became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors (formerly Mercury Asset Management US) became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed.



The Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Subaccounts started operations after December 31, 2000 and there is no historical value available for these Subaccounts.



In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.



The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following table represents what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated time period. Eight of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988. The Equity Index Portfolio has been in operation since January 30, 1991; the Growth LT Portfolio since January 4, 1994; the Aggressive Equity and Emerging Markets Portfolios since April 1, 1996; the Mid-Cap Value, Small-Cap Index, REIT and Large-Cap Portfolios since January 4, 1999; the Diversified Research and International Large-Cap Portfolios since January 3, 2000; the I-Net Tollkeeper Portfolio since May 1, 2000; the Strategic Value and Focused 30 Portfolios since October 2, 2000; and the Blue Chip, Aggressive Growth, Financial Services, Health Services, Technology Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios since January 2, 2001. Historical performance information for the Equity Portfolio is based in part on the performance of that Portfolio's predecessor series which was a series of the Pacific Corinthian Variable Fund that began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available until 2000, THESE ARE NOT ACTUAL PERFORMANCE NUMBERS FOR THE SUBACCOUNTS OR FOR THE CONTRACT.

THESE ARE HYPOTHETICAL TOTAL RETURN NUMBERS based on accumulated value (AV) and full withdrawal value (FWV) that represent the actual performance of the Portfolios, adjusted to reflect the deductions for the fees and charges applicable to the Contract; the FWV also includes applicable withdrawal charges. Any charge for non-recurring fees and charges, premium taxes, an optional Death Benefit Rider or optional EEG Rider are not reflected in these data, and reflection of the Annual Fee assumes an average Contract size of $65,000. The information presented also includes data representing unmanaged market indices.


  THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE
                            INVESTMENT PERFORMANCE.


            HISTORICAL AND HYPOTHETICAL SEPARATE ACCOUNT PERFORMANCE
         ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 29, 2000
                   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE



                                                                                             SINCE
                         1 YEAR*         3 YEARS*        5 YEARS*       10 YEARS*          INCEPTION*
                      --------------  --------------  --------------  --------------  --------------------
VARIABLE ACCOUNTS       AV     FWV      AV     FWV      AV     FWV      AV     FWV       AV         FWV
-----------------     ------  ------  ------  ------  ------  ------  ------  ------  ---------  ---------
Aggressive Equity...  (22.15) (30.25)   2.96    1.17                                    3.77       3.77
Emerging Markets....  (36.62) (44.72) (11.55) (14.00)                                  (8.89)     (8.90)
Diversified
  Research..........                                                                    8.68**     0.58**
Small-Cap Equity....  (23.53) (31.63)   4.07    2.32  12.03   12.03   14.48   14.48    12.72      12.72
International
  Large-Cap.........                                                                  (22.60)**  (30.70)**
Equity..............  (26.26) (34.36)   9.00    7.41  13.76   13.76   13.09   13.09    12.63      12.63
I-Net Tollkeeper....                                                                  (32.81)**  (40.95)**
Multi-Strategy......   (0.64)  (8.74)   6.92    5.26   9.86    9.86   10.17   10.17     9.57       9.57
Equity Income.......   (8.00) (16.10)   7.96    6.33  13.45   13.45   13.18   13.18    11.83      11.83
Strategic Value.....                                                                   (2.53)**  (10.63)**
Growth LT...........  (22.79) (30.89)  33.03   31.96  24.52   24.52                    24.04      24.04
Focused 30..........                                                                  (17.69)**  (25.79)**
Mid-Cap Value.......   23.19   15.09                                                   13.15      10.27
International
  Value.............  (12.63) (20.73)   3.29    1.51   7.37    7.37    7.03    7.03     6.71       6.71
Equity Index........  (10.55) (18.65)  10.45    8.90  16.34   16.34                    15.06      15.06
Small-Cap Index.....   (4.95) (13.05)                                                   5.82       2.72
REIT................   30.94   22.84                                                   13.73      10.85
Inflation Managed...   10.31    2.21    4.73    3.00   4.71    4.71    6.28    6.28     6.71       6.71
Managed Bond........    9.99    1.89    4.63    2.90   5.00    5.00    6.77    6.77     7.18       7.18
Money Market........    4.71   (3.39)   4.00    2.25   3.89    3.89    3.30    3.30     3.92       3.92
High Yield Bond.....   (5.05) (13.15)  (0.89)  (2.83)  2.89    2.89    8.40    8.40     7.07       7.07
Large-Cap Value.....   13.67    5.57                                                   11.86       8.94



MAJOR INDICES                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------                   ------  -------  -------  --------
Credit Suisse First Boston
  Global High Yield Bond......  (5.21)   (0.51)    4.51     11.20
Lehman Brothers Aggregate
  Bond........................  11.63     6.36     6.46      7.96
Lehman Brothers Government
  Bond........................  13.23     6.73     6.49      7.92
Lehman Brothers
  Government/Credit...........  11.84     6.20     6.23      8.00
Morgan Stanley Capital
  International Europe,
  Australasia & Far East......  (13.96)   9.64     7.43      8.56
Morgan Stanley Capital
  International Emerging
  Markets Free................  (30.61)  (4.83)   (4.17)     8.26
North American Real Estate
  Investment Trust Equity.....  26.36    (0.19)   10.10     13.60
Russell MidCap................  19.18     7.75    15.12     17.88
Russell 1000 Growth...........  (22.42)  12.74    18.15     17.33
Russell 2000..................  (3.02)    4.65    10.31     15.53
Russell 2500..................   4.27     9.12    13.98     17.41
Russell 2500 Growth...........  (16.10)  10.38    12.17     15.72
Standard & Poor's 500
  Composite Stock Price.......  (9.11)   12.26    18.35     17.46


------------

* The performance of the Aggressive Equity, Equity Income, Multi-Strategy, Equity, International Value, and Emerging Markets Variable Accounts for all or a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Effective
June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors (formerly Mercury Asset Management US) became the Portfolio Manager of the Equity

Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed.



** Total return not annualized for periods less than one full year.


TAX DEFERRED ACCUMULATION

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.


In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value), the Annual Fee (equal to $30 per year if your Net Contract Value is less than $50,000), any increase in the Risk Charge for an optional Death Benefit Rider (equal to a maximum annual rate of 0.35% of average daily account value) or for the optional EEG Rider, any charge for premium taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 9% of the amount withdrawn attributable to Purchase Payments that are less than one year old, 8% of the amount withdrawn attributable to Purchase Payments that are less than two years old, and 8% of the amount withdrawn attributable to Purchase Payments that are three years old. The age of the Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year beginning on the day preceding each Contract Anniversary. During a Contract Year, you may withdraw free of withdrawal charge amounts up to your "Eligible Purchase Payments". Eligible Purchase Payments include 10% annually of total Purchase Payments that have an "age" of less than four years, plus any remaining portion not withdrawn from the previous Contract Year's Eligible Purchase Payments that are derived from Purchase Payments which have an "age" of less than four years, plus 100% of all Purchase Payments that have an "age" of four years or more. Once all Purchase Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your Earnings and will be free of the withdrawal charge. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payments.


The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             POWER OF TAX DEFERRAL
   $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       0% GROWTH                 4% GROWTH                 8% GROWTH
        TAXABLE    TAX DEFERRED   TAXABLE    TAX DEFERRED   TAXABLE    TAX DEFERRED
       INVESTMENT   INVESTMENT   INVESTMENT   INVESTMENT   INVESTMENT   INVESTMENT
YEARS  BEFORE TAX   BEFORE TAX   BEFORE TAX   BEFORE TAX   BEFORE TAX   BEFORE TAX
10        $10,000       $10,000     $12,876       $13,074     $16,476       $17,417
20        $10,000       $10,000     $16,579       $17,623     $27,146       $33,430
30        $10,000       $10,000     $21,347       $24,358     $44,726       $68,001

                         DISTRIBUTION OF THE CONTRACTS


PACIFIC SELECT DISTRIBUTORS, INC. (PSD)



Pacific Select Distributors, Inc., a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD for the year 2000, with regard to this Contract was $8,837,715, of which $0 was retained.

                     THE CONTRACTS AND THE SEPARATE ACCOUNT

CALCULATING SUBACCOUNT UNIT VALUES

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                       Y X Z

  where  (Y)  =    the Unit Value for that Subaccount as of the end of the
                   preceding Business Day; and

         (Z)  =    the Net Investment Factor for that Subaccount for the period
                   (a "valuation period") between that Business Day and the
                   immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                              (A DIVIDED BY B) - C


  where  (A)  =    the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c
            where  (a)  =    the net asset value per share of the corresponding
                             Portfolio shares held by that Subaccount as of the
                             end of that valuation period;
                   (b)  =    the per share amount of any dividend or capital gain
                             distributions made by the Fund for that Portfolio
                             during that valuation period; and
                   (c)  =    any per share charge (a negative number) or credit
                             (a positive number) for any income taxes and/or any
                             other taxes or other amounts set aside during that
                             valuation period as a reserve for any income and/or
                             any other taxes which we determine to have resulted
                             from the operations of the Subaccount or Contract,
                             and/or any taxes attributable, directly or
                             indirectly, to Investments;
         (B)  =    the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
         (C)  =    a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk
                   Charge plus any applicable increase in the Risk Charge and the
                   Administrative Fee (see CHARGES, FEES AND DEDUCTIONS section in the Prospectus).


As explained in the Prospectus, the Annual Fee, if applicable, is assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

VARIABLE ANNUITY PAYMENT AMOUNTS

The following steps show how we determine the amount of each variable annuity payment under your Contract.

FIRST: PAY APPLICABLE PREMIUM TAXES


When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing each Account Value proportionately, relative to your Account Value in each Subaccount and in the Fixed Option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fee, withdrawal charge, and less any charges for premium taxes without converting this amount into annuity payments.


SECOND: THE FIRST VARIABLE PAYMENT

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option

Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% rate of return, as described in more detail below.

    EXAMPLE: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

THIRD: SUBACCOUNT ANNUITY UNITS

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

FOURTH: THE SUBSEQUENT VARIABLE PAYMENTS

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an Optional Death Benefit Rider is not charged on and after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

UNDERSTANDING THE "ASSUMED INVESTMENT RETURN" FACTOR

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% (or such other rate of return you may elect) each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

    EXAMPLE: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, BUT THE SUBACCOUNT ANNUITY UNIT VALUE WOULD NOT INCREASE (OR DECREASE) AT ALL. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:
    1.05 = 1; 1 - 1 = 0; 0 X 100% = 0%.
     ----
     1.05

If the net investment performance of a Subaccount's assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

    EXAMPLE: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, BUT THE SUBACCOUNT ANNUITY UNIT VALUE WOULD DECREASE AT A RATE OF 2.29% PER YEAR. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:
    1.026 = 0.9771; 0.9771 - 1 = -0.0229; -0.0229 X 100% = -2.29%.
    ----
    1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

CORRESPONDING DATES

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

    EXAMPLE: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

    EXAMPLE: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

AGE AND SEX OF ANNUITANT

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after starting annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable based on your Annuitant's correct Age or sex, if applicable. If we make the correction after annuity payments have started, and we have made overpayments, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct Age and/or sex.

SYSTEMATIC TRANSFER PROGRAMS

The Fixed Account is not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use dollar cost averaging and the earnings sweep at the same time.

DOLLAR COST AVERAGING

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money FROM (your "source account"). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.


Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.


Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of
(i) your request to stop dollar cost averaging is effective, or (ii) your source Account Value is zero, or (iii) your Annuity Date. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

PORTFOLIO REBALANCING

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the

Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

EARNINGS SWEEP

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).


You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.


To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

PRE-AUTHORIZED WITHDRAWALS

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options; if you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below $500, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a federal tax penalty of at least 10%.

DEATH BENEFIT

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit proceeds will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date.

1035 EXCHANGES


You may make your initial Investment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at 1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.


In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

SAFEKEEPING OF ASSETS

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

                              FINANCIAL STATEMENTS


The statement of net assets of Separate Account A as of December 31, 2000 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2000. Pacific Life's consolidated financial statements as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.


                              INDEPENDENT AUDITORS


The consolidated financial statements of Pacific Life as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

INDEPENDENT AUDITORS' REPORT
-----------------------------------


Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of
December 31, 2000 and 1999, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP



Costa Mesa, California
February 26, 2001

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                    December 31,
                                                                  2000        1999
------------------------------------------------------------------------------------
                                                                   (IN MILLIONS)
ASSETS
Investments:
    Securities available for sale at estimated fair value:
        Fixed maturity securities                               $15,136     $14,814
        Equity securities                                           179         295
    Trading securities at fair value                                 71         100
    Mortgage loans                                                3,026       2,920
    Real estate                                                     243         236
    Policy loans                                                  4,680       4,258
    Other investments                                             2,654         883
------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                25,989      23,506
Cash and cash equivalents                                           211         439
Deferred policy acquisition costs                                 1,785       1,446
Accrued investment income                                           335         287
Other assets                                                        535         832
Separate account assets                                          25,918      23,613
------------------------------------------------------------------------------------
TOTAL ASSETS                                                    $54,773     $50,123
====================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Universal life and investment-type products                 $19,410     $19,046
    Future policy benefits                                        4,531       4,386
    Short-term and long-term debt                                   359         224
    Other liabilities                                             1,323         939
    Separate account liabilities                                 25,918      23,613
------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                51,541      48,208
------------------------------------------------------------------------------------
Commitments and contingencies

Stockholder's Equity:
    Common stock - $50 par value; 600,000 shares authorized,
      issued and outstanding                                         30          30
    Paid-in capital                                                 147         140
    Unearned ESOP shares                                             (6)        (12)
    Retained earnings                                             3,030       2,035
    Accumulated other comprehensive income (loss)                    31        (278)
------------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                        3,232       1,915
------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                      $54,773     $50,123
====================================================================================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                      Years Ended December 31,
                                                                  2000          1999          1998
----------------------------------------------------------------------------------------------------
                                                                           (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fees           $  769        $  654        $  525
Insurance premiums                                                  552           484           537
Net investment income                                             1,615         1,473         1,414
Net realized investment gains                                     1,002           102            40
Commission revenue                                                  270           234           220
Other income                                                        209           145           112
----------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                    4,417         3,092         2,848
----------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life and investment-type
  products                                                          934           904           881
Policy benefits paid or provided                                    879           735           757
Commission expenses                                                 576           485           387
Operating expenses                                                  575           453           468
----------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                       2,964         2,577         2,493
----------------------------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                          1,453           515           355
Provision for income taxes                                          458           144           113
----------------------------------------------------------------------------------------------------

NET INCOME                                                       $  995        $  371        $  242
====================================================================================================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY


                                                                                  Accumulated Other
                                                                             Comprehensive Income (Loss)
                                                                        -------------------------------------
                                                                        Unrealized
                                                                        Gain/(Loss)               Unrealized
                                                                            On                      Gain on
                                                                        Securities     Foreign    Interest in
                                                Unearned                 Available    Currency       PIMCO
                            Common    Paid-in     ESOP      Retained        for      Translation   Advisors
                            Stock     Capital    Shares     Earnings     Sale, Net   Adjustment      L.P.         Total
--------------------------------------------------------------------------------------------------------------------------
                                                             (IN MILLIONS)
BALANCES, JANUARY 1, 1998  $   30    $    120              $    1,422    $     578    $     (3)                $     2,147
Comprehensive income:
    Net income                                                    242                                                  242
    Other comprehensive
      income (loss)                                                            (71)          4                         (67)
                                                                                                               -----------
Total comprehensive
  income                                                                                                               175
Issuance of partnership
  units
  by PIMCO Advisors L.P.                    6                                                                            6
--------------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31,
  1998                         30         126                   1,664          507           1                       2,328
Comprehensive loss:
    Net income                                                    371                                                  371
    Other comprehensive
      loss                                                                    (785)         (1)                       (786)
                                                                                                               -----------
Total comprehensive loss                                                                                              (415)
Issuance of partnership
  units
  by PIMCO Advisors L.P.                   11                                                                           11
Capital contribution                        3                                                                            3
Purchase of ESOP note                           $   (13)                                                               (13)
Allocation of unearned
  ESOP Shares                                         1                                                                  1
--------------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31,
  1999                         30         140       (12)        2,035         (278)          -                       1,915
Comprehensive income:
    Net income                                                    995                                                  995
    Other comprehensive
      income (loss)                                                            236          (4)    $     77            309
                                                                                                               -----------
Total comprehensive
  income                                                                                                             1,304
Issuance of partnership
  units
  by PIMCO Advisors L.P.                    5                                                                            5
Allocation of unearned
  ESOP Shares                               2         6                                                                  8
--------------------------------------------------------------------------------------------------------------------------
BALANCES, DECEMBER 31,
  2000                     $   30    $    147   $    (6)   $    3,030    $     (42)   $     (4)    $     77    $     3,232
==========================================================================================================================


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                       Years Ended December 31,
                                       2000      1999      1998
-----------------------------------------------------------------
                                            (IN MILLIONS)
CASH FLOWS FROM OPERATING
  ACTIVITIES
Net income                           $    995  $    371  $    242
Adjustments to reconcile net income
  to net cash provided by operating
  activities:
    Amortization on fixed maturity
      securities                          (72)      (78)      (39)
    Depreciation and other
      amortization                         36        21        26
    Earnings of equity method
      investees                           (23)      (93)      (99)
    Deferred income taxes                 424        (8)      (21)
    Net realized investment gains      (1,002)     (102)      (40)
    Net change in deferred policy
      acquisition costs                  (339)     (545)     (172)
    Interest credited to universal
      life and investment-type
      products                            934       904       881
    Change in trading securities           29        (3)      (14)
    Change in accrued investment
      income                              (48)      (28)        3
    Change in future policy
      benefits                            145        58       (10)
    Change in other assets and
      liabilities                          86       206       102
-----------------------------------------------------------------
NET CASH PROVIDED BY OPERATING
  ACTIVITIES                            1,165       703       859
-----------------------------------------------------------------

CASH FLOWS FROM INVESTING
  ACTIVITIES
Securities available for sale:
    Purchases                          (2,903)   (4,173)   (4,331)
    Sales                               1,595     2,334     2,209
    Maturities and repayments           1,601     1,400     2,222
Repayments of mortgage loans              700       681       335
Proceeds from sales of mortgage
  loans and real estate                     1        24        43
Purchases of mortgage loans and
  real estate                            (806)     (886)   (1,246)
Distributions from partnerships            62       138       120
Change in policy loans                   (422)     (255)     (130)
Cash received from acquisition of
  insurance block of business                       165
Other investing activity, net            (720)      255      (466)
-----------------------------------------------------------------
NET CASH USED IN INVESTING
  ACTIVITIES                             (892)     (317)   (1,244)
-----------------------------------------------------------------
(CONTINUED)

SEE NOTES TO CONSOLIDATED FINANCIAL
  STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                        Years Ended December 31,
(CONTINUED)                            2000       1999       1998
--------------------------------------------------------------------
                                              (IN MILLIONS)
CASH FLOWS FROM FINANCING
  ACTIVITIES
Policyholder account balances:
    Deposits                         $   4,090  $   4,453  $   4,007
    Withdrawals                         (4,734)    (4,322)    (3,771)
Net change in short-term and
  long-term debt                           135       (220)       192
Purchase of ESOP note                                 (13)
Allocation of unearned ESOP shares           8          1
--------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN)
  FINANCING ACTIVITIES                    (501)      (101)       428
--------------------------------------------------------------------
Net change in cash and cash
  equivalents                             (228)       285         43
Cash and cash equivalents,
  beginning of year                        439        154        111
--------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF
  YEAR                               $     211  $     439  $     154
====================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
In connection with the acquisition of an annuity block of business in 1999,as discussed in Note 4, the following assets and liabilities were assumed:

                Fixed maturity
                  securities                    $   1,593
                Cash and cash
                  equivalents                         165
                Other assets                          100
                                                ---------
                    Total assets
                      assumed                   $   1,858
                                                =========
                Annuity reserves                $   1,847
                Other liabilities                      11
                                                ---------
                    Total
                      liabilities
                      assumed                   $   1,858
                                                =========
====================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid                       $74          $83         $128
Interest paid                           $28          $23         $ 24
========================================================================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION AND DESCRIPTION OF BUSINESS

    Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

    Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

    BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

    The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America
    (GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

    NEW ACCOUNTING PRONOUNCEMENTS

    On January 1, 2000, the Company adopted the American Institute of Certified Public Accountants Statement of Position (SOP) 98-7, DEPOSIT ACCOUNTING:
    ACCOUNTING FOR INSURANCE AND REINSURANCE CONTRACTS THAT DO NOT TRANSFER INSURANCE RISK. SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. Adoption of this SOP did not have a material impact on the Company's consolidated financial statements.

    In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 140, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES - A REPLACEMENT OF FASB STATEMENT NO. 125. SFAS No. 140 revises the standards of accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of SFAS No. 125's provisions without reconsideration. It is effective for transfers of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is effective for recognition and reclassification of collateral for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Implementation of SFAS No. 140 is not expected to have a material impact on the Company's consolidated financial statements.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Effective January 1, 2001, the Company will adopt the requirements of SFAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, as amended by SFAS No. 137, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - DEFERRAL OF THE EFFECTIVE DATE OF FASB STATEMENT NO. 133, and SFAS No. 138, ACCOUNTING FOR CERTAIN DERIVATIVE INSTRUMENTS AND CERTAIN HEDGING ACTIVITIES - AN AMENDMENT OF FASB STATEMENT NO. 133, and supplemented by implementation guidance issued by the FASB's Derivatives Implementation Group. SFAS No. 133 requires, among other things, that all derivatives be recognized as either assets or liabilities and measured at estimated fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the estimated fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS No. 133 are required to be reported in income. SFAS No. 138 amended SFAS No. 133 so that for interest rate hedges, a company may designate as the hedged risk, the risk of changes only in a benchmark interest rate. Also, credit risk is newly defined as the company-specific spread over the benchmark interest rate and may be hedged separately from, or in combination with, the benchmark interest rate. Implementation of SFAS No. 133, as amended, is not expected to have a material impact on the Company's consolidated financial statements. However, the FASB's Derivative Implementation Group continues to deliberate on multiple issues, the resolution of which could have a significant impact on the Company's expectations.

    INVESTMENTS

    Available for sale fixed maturity securities and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, recorded as a component of other comprehensive income (loss). The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. Trading securities are reported at fair value with unrealized gains and losses included in net realized investment gains.

    For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

    Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gains.

    Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are recorded as a component of other comprehensive income (loss), similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or liabilities. Unrealized gains and losses of other derivatives are included in net realized investment gains.

    Mortgage loans, net of valuation allowances, and policy loans are stated at unpaid principal balances.

    Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments.

    Investments in Low Income Housing Tax Credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method or the equity method. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $33 million, $22 million and $11 million for the years ended December 31, 2000, 1999 and 1998, respectively.

    The Company, through its wholly owned subsidiary Pacific Asset Management LLC and subsidiaries (PAM), had an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. (PIMCO Advisors) as of December 31, 1999 and May 4, 2000, through the direct and indirect ownership of PIMCO Advisors' Class A limited partnership units (Class A units). This interest was accounted for using the equity method through May 4, 2000.

    On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO Advisors other than those beneficially owned by PAM. PAM exchanged its Class A units for a new security, PIMCO Advisors Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the Class A units exchanged, or $38.75 per unit, the per unit value that Allianz paid to acquire its interest in PIMCO Advisors. This gain is included in net realized investment gains for the year ended December 31, 2000. A net deferred tax liability in the amount of $365 million was also established.

    As a result of this transaction, the Company has virtually no influence over PIMCO Advisors' operating and financial policies. Effective May 5, 2000, the interest in PIMCO Advisors is being accounted for using the cost method. The interest in PIMCO Advisors, which is included in other investments, is being reported at estimated fair value, as determined by the put and call option price described below. An unrealized gain of $124 million, net of deferred income taxes of $47 million, is reported as a component of other comprehensive income (loss).

    In connection with this transaction, PAM entered into a Continuing Investment Agreement with Allianz with respect to its interest in PIMCO Advisors. The interest in PIMCO Advisors held by PAM is subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO Advisors held by PAM. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO Advisors to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves.

    Components of deferred policy acquisition costs are as follows:

                                                                 Years Ended December 31,
                                                             2000          1999          1998
                                                           ------------------------------------
                                                                      (IN MILLIONS)
         Balance, January 1                                 $1,446        $  901         $717
         Additions:
             Capitalized during the year                       621           538          275
             Acquisition of insurance block of business                       75
                                                           ------------------------------------
         Total additions                                       621           613          275
                                                           ------------------------------------
         Amortization:
             Allocated to commission expenses                 (174)         (112)         (68)
             Allocated to operating expenses                   (54)          (49)         (29)
             Allocated to unrealized gains (losses)            (54)           93            6
                                                           ------------------------------------
         Total amortization                                   (282)          (68)         (91)
                                                           ------------------------------------
         Balance, December 31                               $1,785        $1,446         $901
                                                           ====================================

    UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

    Universal life and investment-type products, including guaranteed interest contracts and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4.0% to 8.4% during 2000, 1999 and 1998.

    FUTURE POLICY BENEFITS

    Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2000, 1999 and 1998. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2000 and 1999, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

    REVENUES, BENEFITS AND EXPENSES

    Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

    Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

    Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

    DEPRECIATION AND AMORTIZATION

    Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

    INCOME TAXES

    Pacific Life is taxed as a life insurance company for income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated income tax returns of PMHC and are allocated an expense or benefit based principally on the effect of including their operations in the consolidated provisions. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

    SEPARATE ACCOUNTS

    Separate account assets are recorded at estimated fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

    ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    RISKS AND UNCERTAINTIES

    The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

    Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

    Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

    The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

    The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    RECLASSIFICATIONS

    Certain prior year amounts have been reclassified to conform to the 2000 financial statement presentation.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.   STATUTORY RESULTS

    The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                                         December 31,
                                                                      2000          1999
                                                                    ----------------------
                                                                        (IN MILLIONS)
         Statutory capital and surplus                               $1,678        $1,219
             Deferred policy acquisition costs                        1,764         1,399
             Asset valuation reserve                                    524           232
             Deferred income taxes                                      181           305
             Non admitted assets                                        115            83
             Subsidiary equity                                           50            25
             Accumulated other comprehensive income (loss)               31          (278)
             Surplus notes                                             (150)         (150)
             Insurance and annuity reserves                            (767)         (845)
             Other                                                     (194)          (75)
                                                                    ----------------------
         Stockholder's equity as reported herein                     $3,232        $1,915
                                                                    ======================

                                                                  Years Ended December 31,
                                                             2000           1999           1998
                                                           --------------------------------------
                                                                       (IN MILLIONS)
         Statutory net income                               $ 141          $ 168          $ 188
             Earnings of subsidiaries                         674            (27)           (33)
             Deferred policy acquisition costs                393            379            177
             Deferred income taxes                            (87)            (3)            18
             Insurance and annuity reserves                  (106)          (184)          (145)
             Other                                            (20)            38             37
                                                           --------------------------------------
         Net income as reported herein                      $ 995          $ 371          $ 242
                                                           ======================================

    RISK-BASED CAPITAL

    Risk-based capital is a method developed by the National Association of Insurance Commissioners (NAIC) to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2000 and 1999, Pacific Life and Pacific Life & Annuity Company (PL&A), a wholly owned Arizona domiciled life insurance subsidiary of Pacific Life, exceeded the minimum risk-based capital requirements.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.   STATUTORY RESULTS (CONTINUED)

    CODIFICATION

    In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (Codification). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Insurance Departments of the States of Arizona and California will require adoption of Codification for the preparation of statutory financial statements effective January 1, 2001. The impact of adopting Codification will be reported as an adjustment to statutory surplus on the effective date. The Company has not yet finalized the effects of adopting Codification, but anticipates that there will not be any adverse effect on the statutory surplus of Pacific Life or PL&A.

    PERMITTED PRACTICE

    Effective May 5, 2000, the Insurance Department of the State of California approved a permitted practice allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES, and SSAP No. 46, INVESTMENTS IN SUBSIDIARY, CONTROLLED AND AFFILIATED ENTITIES, prior to the effective date of Codification, for its investment in PAM. Under this permitted practice, PAM is accounted for using the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for any tax effects not recorded at PAM due to its limited liability company structure.

    Prior to May 5, 2000, net cash distributions received on PAM's interest in PIMCO Advisors were recorded as income, as permitted by the Insurance Department of the State of California.

    DIVIDEND RESTRICTIONS

    Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 2000 statutory results, Pacific Life could pay $161 million in dividends in 2001 without prior approval. No dividends were paid during 2000, 1999 and 1998.

    The maximum amount of ordinary dividends that can be paid by PL&A without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 2000, 1999 and 1998. Based on this limitation and 2000 statutory results, PL&A could pay $22 million in dividends in 2001 without prior approval.

3.   CLOSED BLOCK

    In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   CLOSED BLOCK (CONTINUED)

    Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $290 million and $294 million as of December 31, 2000 and 1999, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $330 million and $342 million as of December 31, 2000 and 1999, respectively. The contribution to income from the Closed Block amounted to $6 million, $4 million and $5 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended
    December 31, 2000, 1999 and 1998, respectively.

4.   ACQUISITIONS

    In 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation (Confederation Life). On the effective date, this block of business consisted of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash. The cost of acquiring this annuity business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, is included in deferred policy acquisition costs.

    During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC, which owns 100% of a real estate investment property in Arizona.

5.   INVESTMENTS

    The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.   INVESTMENTS (CONTINUED)


                                                                                        Gross Unrealized
                                                                      Amortized      ----------------------      Estimated
                                                                        Cost          Gains         Losses       Fair Value
                                                                      -----------------------------------------------------
                                                                                          (IN MILLIONS)
         As of December 31, 2000:
         ---------------------------------------------------------
         U.S. Treasury securities and obligations of
           U.S. government authorities and agencies                    $    32         $  2                       $    34
         Obligations of states and political subdivisions                  641           55          $  1             695
         Foreign governments                                               302           20             5             317
         Corporate securities                                            8,780          258           232           8,806
         Mortgage-backed and asset-backed securities                     5,230          101           100           5,231
         Redeemable preferred stock                                         52            9             8              53
                                                                      -----------------------------------------------------
         Total fixed maturity securities                               $15,037         $445          $346         $15,136
                                                                      =====================================================
         Total equity securities                                       $   173         $ 18          $ 12         $   179
                                                                      =====================================================
         As of December 31, 1999:
         ---------------------------------------------------------
         U.S. Treasury securities and obligations of
           U.S. government authorities and agencies                    $    93         $  9          $  1         $   101
         Obligations of states and political subdivisions                  642           13            28             627
         Foreign governments                                               285           11             7             289
         Corporate securities                                            8,740          220           387           8,573
         Mortgage-backed and asset-backed securities                     5,324           34           251           5,107
         Redeemable preferred stock                                        108           14             5             117
                                                                      -----------------------------------------------------
         Total fixed maturity securities                               $15,192         $301          $679         $14,814
                                                                      =====================================================
         Total equity securities                                       $   269         $ 57          $ 31         $   295
                                                                      =====================================================


    The amortized cost and estimated fair value of fixed maturity securities available for sale as of December 31, 2000, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               Amortized    Estimated
                                                                 Cost       Fair Value
                                                               -----------------------
                                                                    (IN MILLIONS)
         Due in one year or less                                $   538      $   545
         Due after one year through five years                    3,669        3,749
         Due after five years through ten years                   2,833        2,835
         Due after ten years                                      2,767        2,776
                                                               -----------------------
                                                                  9,807        9,905
         Mortgage-backed and asset-backed securities              5,230        5,231
                                                               -----------------------
         Total                                                  $15,037      $15,136
                                                               =======================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.   INVESTMENTS (CONTINUED)

    Major categories of investment income are summarized as follows:

                                                                  Years Ended December 31,
                                                              2000          1999          1998
                                                            ------------------------------------
                                                                       (IN MILLIONS)
         Fixed maturity securities                           $1,109        $1,030        $  930
         Equity securities                                       13            15            14
         Mortgage loans                                         225           205           175
         Real estate                                             61            46            38
         Policy loans                                           182           159           161
         Other                                                  155           132           203
                                                            ------------------------------------
           Gross investment income                            1,745         1,587         1,521
         Investment expense                                     130           114           107
                                                            ------------------------------------
           Net investment income                             $1,615        $1,473        $1,414
                                                            ====================================

    Net realized investment gain, including changes in valuation allowances, are as follows:

                                                                  Years Ended December 31,
                                                             2000           1999           1998
                                                           --------------------------------------
                                                                       (IN MILLIONS)
         Fixed maturity securities                          $    2          $ 16           $  8
         Equity securites                                      (13)           58             35
         Mortgage loans                                         11            10            (11)
         Real estate                                            (3)           18              1
         Interest in PIMCO Advisors (Note 1)                 1,082
         Other investments                                     (77)                           7
                                                           --------------------------------------
         Total                                              $1,002          $102           $ 40
                                                           ======================================

    The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                                                         December 31,
                                                                 2000        1999        1998
                                                               --------------------------------
                                                                        (IN MILLIONS)
         Available for sale securities:
             Fixed maturity                                      $477      $  (925)     $(229)
             Equity                                               (20)        (157)        63
                                                               --------------------------------
         Total                                                   $457      $(1,082)     $(166)
                                                               ================================

         Trading securities                                      $  6      $     0      $   3
                                                               ================================

    Gross gains of $125 million, $188 million and $113 million and gross losses of $44 million, $62 million and $39 million on sales of available for sale securities were realized for the years ended December 31, 2000, 1999 and 1998, respectively.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.   INVESTMENTS (CONTINUED)

    As of December 31, 2000 and 1999, investments in fixed maturity securities with a carrying value of $13 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company's interest in PIMCO Advisors (Note 1) exceeds 10% of total stockholder's equity as of December 31, 2000.

6.   FINANCIAL INSTRUMENTS

    The estimated fair values of the Company's financial instruments are as follows:

                                                                      December 31, 2000         December 31, 1999
                                                                    ----------------------    ----------------------
                                                                    Carrying    Estimated     Carrying    Estimated
                                                                     Amount     Fair Value     Amount     Fair Value
                                                                    ------------------------------------------------
                                                                                     (IN MILLIONS)
         Assets:
             Fixed maturity and equity securities (Note 5)          $15,315      $15,315      $15,109      $15,109
             Trading securities                                          71           71          100          100
             Mortgage loans                                           3,026        3,246        2,920        2,984
             Policy loans                                             4,680        4,680        4,258        4,258
             Cash and cash equivalents                                  211          211          439          439
             Interest in PIMCO Advisors (Note 1)                      1,548        1,548
             Derivative instruments (Note 7)                             15           15           44           44
         Liabilities:
             Guaranteed interest contracts                            6,676        6,803        6,365        6,296
             Deposit liabilities                                        470          483          545          534
             Annuity liabilities                                      1,114        1,114        1,305        1,305
             Short-term debt                                            195          195           60           60
             Long-term debt                                             164          166          164          164
             Derivative instruments (Note 7)                            445          445          230          230

    The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2000 and 1999:

    TRADING SECURITIES

    The fair value of trading securities is based on quoted market prices.

    MORTGAGE LOANS
    The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

    POLICY LOANS

    The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.   FINANCIAL INSTRUMENTS (CONTINUED)

    CASH AND CASH EQUIVALENTS

    The carrying values approximate fair values due to the short-term maturities of these instruments.

    GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

    The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

    ANNUITY LIABILITIES

    The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

    SHORT-TERM DEBT

    The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

    LONG-TERM DEBT

    The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest on the debt is approximately the same as current market rates.

    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

    Pacific Life has issued certain contracts to 401(k) plans totaling $1.7 billion as of December 31, 2000, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

7.   DERIVATIVE INSTRUMENTS

    Derivatives are financial instruments whose value or cash flows are derived from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used as leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk, as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.   DERIVATIVE INSTRUMENTS (CONTINUED)

    Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized on the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

    Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 2000 and 1999 are as follows:


                                                                                           Assets (Liabilities)
                                                                             ------------------------------------------------
                                                        Notional or          Carrying    Estimated     Carrying    Estimated
                                                     Contract Amounts         Value      Fair Value     Value      Fair Value
                                                  -----------------------    --------    ----------    --------    ----------
                                                    2000           1999        2000         2000         1999         1999
                                                  ---------------------------------------------------------------------------
                                                                                 (IN MILLIONS)
         Interest rate floors, caps, options
           and swaptions                           $  715         $1,003      $  15        $  15        $   5        $   5
         Interest rate swap contracts               2,649          2,867        (89)         (89)          39           39
         Asset swap contracts                          87             58         (3)          (3)          (4)          (4)
         Credit default and total return swaps      3,809          2,062       (129)        (129)         (43)         (43)
         Financial futures contracts                   26            677
         Foreign currency derivatives               2,488          1,685       (224)        (224)        (183)        (183)
                                                  ---------------------------------------------------------------------------
         Total derivatives                         $9,774         $8,352      $(430)       $(430)       $(186)       $(186)
                                                  ===========================================================================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.   DERIVATIVE INSTRUMENTS (CONTINUED)

    A reconciliation of the notional or contract amounts and discussion of the various derivative instruments are as follows:

                                                              Balance                         Terminations
                                                             Beginning                            and           Balance
                                                              of Year       Acquisitions       Maturities         End
                                                                                                                of Year
                                                             -----------------------------------------------------------
                                                                                    (IN MILLIONS)
         December 31, 2000:
         ------------------------------------------------
             Interest rate floors, caps, options and
               swaptions                                      $1,003           $  160            $  448          $  715
             Interest rate swap contracts                      2,867            2,420             2,638           2,649
             Asset swap contracts                                 58               45                16              87
             Credit default and total return swaps             2,062            2,853             1,106           3,809
             Financial futures contracts                         677            2,731             3,382              26
             Foreign currency derivatives                      1,685            1,079               276           2,488
                                                             -----------------------------------------------------------
             Total                                            $8,352           $9,288            $7,866          $9,774
                                                             ===========================================================

         December 31, 1999:
         ------------------------------------------------
             Interest rate floors, caps, options and
               swaptions                                      $2,653           $  671            $2,321          $1,003
             Interest rate swap contracts                      2,608            1,226               967           2,867
             Asset swap contracts                                 63                8                13              58
             Credit default and total return swaps               650            1,617               205           2,062
             Financial futures contracts                         609            5,587             5,519             677
             Foreign currency derivatives                      1,131              874               320           1,685
                                                             -----------------------------------------------------------
             Total                                            $7,714           $9,983            $9,345          $8,352
                                                             ===========================================================

    The following table presents the notional amounts of derivative financial instruments by maturity as of December 31, 2000:


                                                                        Remaining Life
                                                    ------------------------------------------------------
                                                                 After One       After Five
                                                    One Year    Year Through    Years Through    After Ten
                                                    or Less      Five Years       Ten Years        Years       Total
                                                    --------    ------------    -------------    ---------    --------
                                                                              (IN MILLIONS)
         Interest rate floors, caps, options
           and swaptions                             $   15        $  450          $  250                      $  715
         Interest rate swap contracts                    43         1,204           1,109         $  293        2,649
         Asset swap contracts                             4            83                                          87
         Credit default and total return swaps          962         2,265             240            342        3,809
         Financial futures contracts                     26                                                        26
         Foreign currency derivatives                    44           813           1,205            426        2,488
                                                    ------------------------------------------------------------------
         Total                                       $1,094        $4,815          $2,804         $1,061       $9,774
                                                    ==================================================================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.   DERIVATIVE INSTRUMENTS (CONTINUED)

    INTEREST RATE FLOORS, CAPS, OPTIONS AND SWAPTIONS

    The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income over the term of the agreement.

    INTEREST RATE SWAP CONTRACTS

    The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income over the life of the agreements.

    ASSET SWAP CONTRACTS

    The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income over the life of the agreements.

    CREDIT DEFAULT AND TOTAL RETURN SWAPS

    The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. Fee amounts received or paid pursuant to these agreements are recognized in net investment income over the life of the agreements.

    FINANCIAL FUTURES CONTRACTS

    The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.   DERIVATIVE INSTRUMENTS (CONTINUED)

    price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

    FOREIGN CURRENCY DERIVATIVES

    The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income over the life of the agreements.

8.   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

    The detail of universal life and investment-type product liabilities is as follows:

                                                                   December 31,
                                                                 2000        1999
                                                               --------------------
                                                                  (IN MILLIONS)
         Universal life                                        $11,405     $10,808
         Investment-type products                                8,005       8,238
                                                               --------------------
                                                               $19,410     $19,046
                                                               ====================

    The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

                                                                Years Ended December 31,
                                                         2000             1999             1998
                                                       ------------------------------------------
                                                                     (IN MILLIONS)
         Policy fees:
             Universal life                              $541             $509             $440
             Investment-type products                     228              145               85
                                                       ------------------------------------------
         Total policy fees                               $769             $654             $525
                                                       ==========================================

         Interest credited:
             Universal life                              $467             $444             $441
             Investment-type products                     467              460              440
                                                       ------------------------------------------
         Total interest credited                         $934             $904             $881
                                                       ==========================================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.   LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

    Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

                                                                       Years Ended
                                                                      December 31,
                                                                  2000             1999
                                                                -------------------------
                                                                      (IN MILLIONS)
         Balance at January 1                                     $116             $137
             Less reinsurance recoverables
                                                                -------------------------
         Net balance at January 1                                  116              137
                                                                -------------------------
         Incurred related to:
             Current year                                          412              377
             Prior years                                           (33)             (34)
                                                                -------------------------
         Total incurred                                            379              343
                                                                -------------------------
         Paid related to:
             Current year                                          300              287
             Prior years                                            65               77
                                                                -------------------------
         Total paid                                                365              364
                                                                -------------------------
         Net balance at December 31                                130              116
             Plus reinsurance recoverables
                                                                -------------------------
         Balance at December 31                                   $130             $116
                                                                =========================

    As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $33 million and $34 million for the years ended December 31, 2000 and 1999, respectively.

10.  SHORT-TERM AND LONG-TERM DEBT

    Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2000 and 1999. As of December 31, 2000 and 1999, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 2000 and 1999.

    PAM had bank borrowings outstanding of $195 million and $60 million as of December 31, 2000 and 1999, respectively. The interest rate was 6.9% and 6.0% as of December 31, 2000 and 1999, respectively. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM as of December 31, 2000 and 1999 was $215 million and $100 million, respectively.

    In connection with Pacific Life's acquisition of Grayhawk Golf Holdings, LLC in 1999, the Company assumed a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 2000 and 1999 was $15 million.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

    Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2000, 1999 and 1998 and is included in net investment income.

11.  INCOME TAXES

    The provision for income taxes is as follows:

                                                                           Years Ended December 31,
                                                                    2000             1999             1998
                                                                  ------------------------------------------
                                                                                (IN MILLIONS)
         Current                                                    $ 34             $152             $134
         Deferred                                                    424               (8)             (21)
                                                                  ------------------------------------------
                                                                    $458             $144             $113
                                                                  ==========================================

    The sources of the Company's provision for deferred taxes are as follows:

                                                                           Years Ended December 31,
                                                                    2000             1999             1998
                                                                  ------------------------------------------
                                                                                (IN MILLIONS)
         Nonmonetary exchange of PIMCO Advisors units (Note 1)      $447
         Deferred policy acquisition costs                            57             $ 20             $(13)
         Policyholder reserves                                        19               51              (30)
         Partnership income                                            3              (25)              21
         Duration hedging                                              3              (30)              21
         Nondeductible reserves                                        1                4               28
         Investment valuation                                        (19)             (28)             (24)
         Other                                                        (5)                               (3)
                                                                  ------------------------------------------
         Deferred taxes from operations                              506               (8)               -
         Release of deferred taxes in connection with the
           nonmonetary exchange of PIMCO Advisors units (Note
           1)                                                        (82)
         Release of subsidiary deferred taxes                                                          (21)
                                                                  ------------------------------------------
         Provision for deferred taxes                               $424             $ (8)            $(21)
                                                                  ==========================================

    In connection with the nonmonetary exchange of partnership units at PIMCO Advisors, certain nonoperating deferred taxes previously established were released.

    The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes in 1998.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  INCOME TAXES (CONTINUED)

    A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                                            Years Ended December 31,
                                                                     2000             1999             1998
                                                                   ------------------------------------------
                                                                                 (IN MILLIONS)
         Provision for income taxes at the statutory rate            $509             $180             $124
             State income taxes                                        25
             Nontaxable investment income                              (6)              (7)              (4)
             Low income housing tax credits                           (22)             (19)              (4)
             Book to tax basis difference on nonmonetary
               exchange of PIMCO Advisors units (Note 1)              (35)
             Other                                                    (13)             (10)              (3)
                                                                   ------------------------------------------
         Provision for income taxes                                  $458             $144             $113
                                                                   ==========================================

    The net deferred tax asset (liability), included in other liabilities and other assets as of December 31, 2000 and 1999, respectively, is comprised of the following tax effected temporary differences:

                                                                              December 31,
                                                                           2000           1999
                                                                         -----------------------
                                                                              (IN MILLIONS)
         Deferred tax assets
             Policyholder reserves                                        $ 184           $204
             Investment valuation                                            92             73
             Deferred compensation                                           35             35
             Duration hedging                                                18             21
             Postretirement benefits                                          8              9
             Dividends                                                        7              8
             Other                                                           11             10
                                                                         -----------------------
         Total deferred tax assets                                          355            360
         Deferred tax liabilities
             Nonmonetary exchange of PIMCO Advisors units (Note 1)          429
             Deferred policy acquisition costs                              101             44
             Partnership income                                              16
             Depreciation                                                     2              3
                                                                         -----------------------
         Total deferred tax liabilities                                     548             47
                                                                         -----------------------
         Net deferred tax asset (liability) from operations                (193)           313
         Unrealized (gain) loss on securities                               (23)           151
         Issuance of partnership units by PIMCO Advisors                                   (81)
                                                                         -----------------------
         Net deferred tax asset (liability)                               $(216)          $383
                                                                         =======================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  COMPREHENSIVE INCOME (LOSS)

    The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder's equity and as follows. Other comprehensive income (loss) is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of other comprehensive income (loss) is as follows:


                                                               For the Years Ended December 31,
                                                            2000             1999             1998
                                                          ------------------------------------------
                                                                        (IN MILLIONS)
Gross Holding Gain (Loss):
    Holding gain (loss) on securities available for
      sale                                                 $ 388           $(1,175)           $(58)
    Income tax (expense) benefit                            (135)              411              20
Reclassification adjustment:
    Realized (gain) loss on sale of securities
      available for sale                                       3               (78)            (43)
    Income tax expense (benefit)                              (2)               28              15
Allocation of holding (gain) loss to deferred policy
  acquisition costs                                          (27)               44              (7)
Income tax (expense) benefit                                   9               (15)              2
                                                          ------------------------------------------
Net unrealized gain (loss) on securities available for
  sale                                                       236              (785)            (71)

Foreign currency translation adjustment                       (4)               (1)              4
Unrealized gain on interest in PIMCO Advisors                 77
                                                          ------------------------------------------

Other comprehensive income (loss)                          $ 309           $  (786)           $(67)
                                                          ==========================================


13.  REINSURANCE

    The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                                            December 31,
                                                                        2000             1999
                                                                      -------------------------
                                                                            (IN MILLIONS)
      Universal life deposits                                           $(66)            $(55)
      Future policy benefits                                             156              142
      Unpaid claims                                                       26                9
      Paid claims                                                         13                6
      Other                                                               33                9
                                                                      -------------------------
      Net reinsurance recoverable                                       $162             $111
                                                                      =========================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  REINSURANCE (CONTINUED)

    As of December 31, 2000, 70% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

                                                                           Years Ended December 31,
                                                                    2000             1999             1998
                                                                  ------------------------------------------
                                                                                (IN MILLIONS)
      Direct premiums                                              $ 646             $563             $603
      Ceded reinsurance                                             (108)             (93)             (83)
      Assumed reinsurance                                             14               14               17
                                                                  ------------------------------------------
      Insurance premiums                                           $ 552             $484             $537
                                                                  ==========================================

    Revenues and benefits are shown net of the following reinsurance transactions:

                                                                            Years Ended December 31,
                                                                     2000             1999             1998
                                                                   ------------------------------------------
                                                                                 (IN MILLIONS)
      Ceded reinsurance netted against policy fees                   $ 74             $ 52             $ 65
      Ceded reinsurance netted against net investment income          244              212              203
      Ceded reinsurance netted against interest credited              161              111              163
      Ceded reinsurance netted against policy benefits                110               88              121
      Assumed reinsurance included in policy benefits                  12                8               18

14.  SEGMENT INFORMATION

    The Company has five operating segments: Life Insurance, Institutional Products, Annuities, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

    Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO Advisors transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, it's activities will be included in Corporate and Other. PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

       The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group that has produced over 10% of the segment's in force business.

       The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SEGMENT INFORMATION (CONTINUED)

       The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers (NASD) firms, and regional and national wirehouses.

       The Group Insurance segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

       The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,100 registered representatives.

       Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

    The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and investment gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment's actual tax provision.

    Commission income and expense includes commissions paid by the Life Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Elimination of this income and expense is included in the Corporate and Other segment. Investment Management segment assets have been reduced by an intersegment note payable of $101 million as of December 31, 1999. The related intersegment note receivable is included in Corporate and Other segment assets.

    The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

    Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant noncash item disclosed herein is interest credited to universal life and investment-type products.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SEGMENT INFORMATION (CONTINUED)

    The following is segment information as of and for the year ended December 31, 2000, except for the Investment Management segment, which is for the period ended May 4, 2000:

                                Life      Institutional                 Group      Investment    Broker-    Corporate
                              Insurance     Products      Annuities   Insurance    Management    Dealers    and Other     Total
---------------------------------------------------------------------------------------------------------------------------------
                                                                         (IN MILLIONS)
REVENUES

Policy fees                    $   541       $     3       $   225                                                       $   769

Insurance premiums                 (49)           64             2      $511                                  $   24         552

Net investment income              606           773            58        29          $49          $  1           99       1,615

Net realized investment
  gains                            (19)          (38)           (4)       (7)          10                      1,060       1,002

Commission revenue                                                                                  687         (417)        270

Other income                        32             8            97         4            6            23           39         209
                              ---------------------------------------------------------------------------------------------------

Total revenues                   1,111           810           378       537           65           711          805       4,417
                              ---------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited                  474           395            53                                                12         934

Policy benefits                    190           298             6       385                                                 879

Commission expenses                161             2           135        36                        650         (408)        576

Operating expenses                 159            20           126        93           27            47          103         575
                              ---------------------------------------------------------------------------------------------------

Total benefits and expenses        984           715           320       514           27           697         (293)      2,964
                              ---------------------------------------------------------------------------------------------------

Income before provision for
  income taxes                     127            95            58        23           38            14        1,098       1,453

Provision for income taxes          29            18            21         6            8             6          370         458
                              ---------------------------------------------------------------------------------------------------

Net income                     $    98       $    77       $    37      $ 17          $30          $  8       $  728     $   995
                              ===================================================================================================

Total assets                   $17,221       $17,908       $16,661      $374                       $ 72       $2,537     $54,773

Deferred policy acquisition
  costs                        $   814       $    75       $   886                                            $   10     $ 1,785

Separate account assets        $ 3,543       $ 7,104       $15,271                                                       $25,918

Policyholder and contract
  liabilities                  $12,428       $10,218       $ 1,019      $189                                  $   87     $23,941

Separate account
  liabilities                  $ 3,543       $ 7,104       $15,271                                                       $25,918

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SEGMENT INFORMATION (CONTINUED)

    The following is segment information as of and for the year ended December 31, 1999:

                                Life      Institutional                 Group      Investment    Broker-    Corporate
                              Insurance     Products      Annuities   Insurance    Management    Dealers    and Other     Total
---------------------------------------------------------------------------------------------------------------------------------
                                                                         (IN MILLIONS)
REVENUES

Policy fees                    $   509       $     3       $   142                                                       $   654

Insurance premiums                 (32)           25             6      $476                                  $   9          484

Net investment income              580           644            78        23          $116         $  1          31        1,473

Net realized investment
  gains                             13            27                      (1)           10                       53          102

Commission revenue                                                                                  583        (349)         234

Other income                        25            11            57         3            15           19          15          145
                              ---------------------------------------------------------------------------------------------------

Total revenues                   1,095           710           283       501           141          603        (241)       3,092
                              ---------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited                  451           384            65                                                4          904

Policy benefits                    174           197            10       354                                                 735

Commission expenses                163                          87        33                        549        (347)         485

Operating expenses                 128            17            48        84            78           42          56          453
                              ---------------------------------------------------------------------------------------------------

Total benefits and expenses        916           598           210       471            78          591        (287)       2,577
                              ---------------------------------------------------------------------------------------------------

Income before provision for
  income taxes                     179           112            73        30            63           12          46          515

Provision for income taxes          54            31            24        10            12            5           8          144
                              ---------------------------------------------------------------------------------------------------

Net income                     $   125       $    81       $    49      $ 20          $ 51         $  7       $  38      $   371
                              ===================================================================================================

Total assets                   $16,276       $17,649       $14,565      $342          $265         $ 61       $ 965      $50,123

Deferred policy acquisition
  costs                        $   750       $    77       $   617                                            $   2      $ 1,446

Separate account assets        $ 3,312       $ 7,176       $13,125                                                       $23,613

Policyholder and contract
  liabilities                  $11,832       $10,166       $ 1,191      $183                                  $  60      $23,432

Separate account
  liabilities                  $ 3,312       $ 7,176       $13,125                                                       $23,613

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SEGMENT INFORMATION (CONTINUED)

    The following is segment information for the year ended December 31, 1998:

                                Life      Institutional                 Group      Investment    Broker-    Corporate
                              Insurance     Products      Annuities   Insurance    Management    Dealers    and Other     Total
---------------------------------------------------------------------------------------------------------------------------------
                                                                         (IN MILLIONS)
REVENUES

Policy fees                    $  440         $  3          $ 82                                                          $  525

Insurance premiums                (24)          29             9        $508                                  $  15          537

Net investment income             587          566            88          23          $111         $  1          38        1,414

Net realized investment
  gains                             4          (14)            5           2             4                       39           40

Commission revenue                                                                                  405        (185)         220

Other income                       15           11            33          13            17           16           7          112
                              ---------------------------------------------------------------------------------------------------

Total revenues                  1,022          595           217         546           132          422         (86)       2,848
                              ---------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited                 450          354            71                                                  6          881

Policy benefits                   179          147            17         405                                      9          757

Commission expenses               113                         38          43                        376        (183)         387

Operating expenses                129           19            58          88            72           36          66          468
                              ---------------------------------------------------------------------------------------------------

Total benefits and expenses       871          520           184         536            72          412        (102)       2,493
                              ---------------------------------------------------------------------------------------------------

Income before provision for
  income taxes                    151           75            33          10            60           10          16          355

Provision for income taxes         53           21            11           3             2            4          19          113
                              ---------------------------------------------------------------------------------------------------

Net income                     $   98         $ 54          $ 22        $  7          $ 58         $  6       $  (3)      $  242
                              ===================================================================================================

15.  EMPLOYEE BENEFIT PLANS

    PENSION PLANS

    Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees' existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS (CONTINUED)

    Components of the net periodic pension benefit are as follows:

                                                                    Years Ended December 31,
                                                             2000             1999             1998
                                                           ------------------------------------------
                                                                         (IN MILLIONS)
         Service cost - benefits earned during the year      $  6             $  5             $  4
         Interest cost on projected benefit obligation         12               11               11
         Expected return on plan assets                       (17)             (16)             (15)
         Amortization of net obligations and prior service
           cost                                                (4)              (2)              (2)
                                                           ------------------------------------------
         Net periodic pension benefit                        $ (3)            $ (2)            $ (2)
                                                           ==========================================

    The following tables set forth the changes in benefit obligation and plan assets and funded status reconciliation:

                                                                              December 31,
                                                                           2000          1999
                                                                         ----------------------
                                                                             (IN MILLIONS)
         Change in Benefit Obligation:
         ------------------------------------------------------------
         Benefit obligation, beginning of year                             $156          $178
             Service cost                                                     6             5
             Interest cost                                                   12            11
             Plan expense                                                    (1)
             Actuarial (gain) loss                                            5           (31)
             Benefits paid                                                   (8)           (7)
                                                                         ----------------------
         Benefit obligation, end of year                                   $170          $156
                                                                         ======================
         Change in Plan Assets:
         ------------------------------------------------------------
         Fair value of plan assets, beginning of year                      $212          $195
             Actual return on plan assets                                    (6)           24
             Plan expense                                                    (1)
             Benefits paid                                                   (8)           (7)
                                                                         ----------------------
         Fair value of plan assets, end of year                            $197          $212
                                                                         ======================
         Funded Status Reconciliation:
         ------------------------------------------------------------
         Funded status                                                     $ 27          $ 56
         Unrecognized transition asset                                       (1)          (48)
         Unrecognized prior service cost                                                   (2)
         Unrecognized actuarial gain                                        (18)           (1)
                                                                         ----------------------
         Prepaid pension cost                                              $  8          $  5
                                                                         ======================

    In determining the actuarial present value of the projected benefit obligation as of December 31, 2000 and 1999, the weighted average discount rate used was 7.5% and 8.0%, respectively, and the rate of increase in future compensation levels was 6.0% and 5.5%, respectively. The expected long-term rate of return on plan assets was 8.5% in 2000 and 1999.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS (CONTINUED)

    POSTRETIREMENT BENEFITS

    Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

    The net periodic postretirement benefit cost for the years ended December 31, 2000, 1999 and 1998 is $1 million. As of December 31, 2000 and 1999, the accumulated benefit obligation is $20 million. The fair value of the plan assets as of December 31, 2000 and 1999 is zero. The amount of accrued benefit cost included in other liabilities is $24 million as of December 31, 2000 and 1999.

    The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 10.0% and 8.0% for 2000 and 1999, respectively, and is assumed to decrease gradually to 5.0% in 2005 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 9.0% and 7.0% for 2000 and 1999, respectively, and is assumed to decrease gradually to 4.5% in 2005 and remain at that level thereafter.

    The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2000 would be increased by 7.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 7.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2000 would be decreased by 6.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.7%.

    The discount rate used in determining the accumulated postretirement benefit obligation is 7.5% and 8.0% for 2000 and 1999, respectively.

    OTHER PLANS

    Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Life's RISP matches 75% of each employee contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $8 million, $6 million and $5 million for the years ended December 31, 2000, 1999 and 1998, respectively, and are included in operating expenses.

    The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million (ESOP
    Note) bearing an interest rate of 6.5%. Interest and

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS (CONTINUED)

    principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999.

    The ESOP Note is included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

    The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts.

    The Company also has performance-based incentive compensation plans for its employees.

16.  TRANSACTIONS WITH AFFILIATES

    Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $115 million, $70 million and $42 million for the years ended December 31, 2000, 1999 and 1998, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee that is based on an allocation of actual costs. Such administration fees amounted to $440,000, $265,000 and $232,000 for the years ended December 31, 2000,
    1999 and 1998, respectively.

17.  TERMINATION AND NONCOMPETITION AGREEMENTS

    The Company had termination and noncompetition agreements with certain former key employees of PAM's subsidiaries. In connection with the closing of the PIMCO Advisors transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments.

    For the years ended December 31, 2000, 1999 and 1998, $14 million, $54 million and $49 million, respectively, is included in operating expenses related to these agreements.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  COMMITMENTS AND CONTINGENCIES

    The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (IN MILLIONS):

         Years Ending December 31:
         ------------------------------------------------------------
             2001                                                        $200
             2002 through 2005                                            294
             2006 and thereafter                                          171
                                                                         ----
         Total                                                           $665
                                                                         ====

    The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $14 million, $9 million and $7 million for the years ended December 31, 2000, 1999 and 1998, respectively. Aggregate minimum future commitments as of December 31, 2000 through the term of the leases are approximately $68 million.

    Pacific Life was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by Pacific Life on or after January 1, 1982. Pacific Life has settled this litigation pursuant to a final settlement agreement approved by the Court in November 1998. The settlement agreement was implemented during 1999.

    Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

FORM NO. 1618-1B

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               [GRAPHIC OMITTED]

                            P R O S P E C T U S E S

                                        This brochure contains:
                                        Privacy Statement of
                                        Pacific Life Insurance Company
                                        and two Prospectuses for:
                                        Pacific Innovations Select
                                        variable annuity
                                        May 1, 2001

                                        Pacific Select Fund
                                        May 1, 2001


            [LOGO]
         PACIFIC LIFE

Pacific Life Insurance Company

                     OUR PRIVACY STATEMENT TO OUR CUSTOMERS

As our customer, you have trusted us to help you achieve financial success and security. To maintain that trust, we are committed to protect the privacy and security of the personal information that we collect about our customers. This notice is intended to help you understand how we collect, handle, and safeguard that information.

GENERAL PRIVACY PRINCIPLES

We treat the personal information of our customers in a confidential manner. We do not provide any information to unrelated companies for the purpose of marketing their products or services to our customers.

INFORMATION WE COLLECT

Most of the personal information that we collect is obtained directly from our customers. The reason we collect and maintain personal information is to service and administer our customer relationships and transactions. The type of information that we collect depends on the type of product or service being provided. The types of information that we may collect include:

     - Information that is provided to us on an application or other forms, such as name, address, social security number, or income.

     - Information that we receive from other sources such as credit reporting agencies, or information to verify employment.

     - Information about our customers' transactions and history with us and other entities within our corporate family.

     - Medical or health information that a customer authorizes us to receive from doctors or other health care providers and medical vendors.

USE AND DISCLOSURE OF INFORMATION

If necessary, we disclose information to administer business transactions with our customers or when disclosure is required by law. An example might include a routine filing to the Internal Revenue Service (such as Form 1099) regarding a particular transaction. Information may be disclosed to other entities with which we have contracted to provide business services such as administrative, claims, or audit services related to our business transactions with our customers. In this case, such entities are also under a specific contractual obligation to maintain the privacy of customer data. We may also disclose certain information to other entities such as regulatory agencies or to law enforcement agencies; for example, to help us report or prevent fraud. We may also share information among entities within the Pacific Life corporate family that service our customer relationships, such as operational units that provide administrative services, policy document preparation and delivery, and claims processing. If in the future we determine there is a need to share information with non-related third parties, other than as described in this policy, we will provide any affected customers the opportunity, in advance, to direct us not to share the information.

MEDICAL AND HEALTH INFORMATION

We may receive medical or health information on an application for insurance or when we process a claim. We do not share that medical or health information among our family of companies, or with unrelated companies, except as necessary to process transactions on behalf of our customers. These transactions are necessary to provide services that our customers have requested related to treatment or payment, or as otherwise authorized by them in writing.

SECURITY OF YOUR INFORMATION

We have established policies to maintain physical, electronic, and procedural safeguards to maintain the confidentiality of the personal information of our customers. Appropriate measures are taken to ensure that access is available only to those individuals who need to know that information in order to provide our products or services.

In the event that you have questions regarding Pacific Life's Privacy Statement, please call toll free:

                                 (877) 722-7848

Please have a copy of your policy or contract available when you call so we may be of maximum assistance.

PACIFIC INNOVATIONS SELECT      PROSPECTUS MAY 1, 2001

Pacific Innovations Select is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

This Prospectus provides information you should know before buying a Contract. It's accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by Separate Account A of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here's a list of all the Investment Options available under your Contract:

VARIABLE INVESTMENT OPTIONS

Blue Chip
Aggressive Growth
Aggressive Equity
Emerging Markets
Diversified Research
Small-Cap Equity
International Large-Cap
Equity
I-Net Tollkeeper(SM)
Financial Services
Health Sciences
Technology
Telecommunications
Multi-Strategy
Equity Income
Strategic Value
Growth LT
Focused 30
Mid-Cap Value
International Value
Capital Opportunities
Mid-Cap Growth
Global Growth
Equity Index
Small-Cap Index
REIT
Inflation Managed
  (formerly called Government Securities)
Managed Bond
Money Market
High Yield Bond
Large-Cap Value

FIXED OPTION

Fixed

You'll find more information about the Contract and Separate Account A in the SAI dated May 1, 2001. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it's incorporated by reference. You'll find a table of contents for the SAI on page 51 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You can also visit the SEC's website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we're not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It's a criminal offense to say otherwise.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It's not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

YOUR GUIDE TO THIS PROSPECTUS

An Overview of Pacific Innovations Select                                      3
--------------------------------------------------------------------------------
Your Investment Options                                                       12

Your Variable Investment Options                                              12
Variable Investment Option Performance                                        14
Your Fixed Option                                                             14
--------------------------------------------------------------------------------
Purchasing Your Contract                                                      14

How to Apply for Your Contract                                                14
Purchasing a Death Benefit Rider (Optional)                                   15
Purchasing the Earnings Enhancement Guarantee (EEG)
  Rider (Optional)                                                            15
Making Your Investments ("Purchase Payments")                                 15
--------------------------------------------------------------------------------
How Your Investments Are Allocated                                            16

Choosing Your Investment Options                                              16
Investing in Variable Investment Options                                      16
When Your Investment is Effective                                             16
Transfers                                                                     17
--------------------------------------------------------------------------------
Charges, Fees and Deductions                                                  18

Withdrawal Charge                                                             18
Premium Taxes                                                                 20
Annual Fee                                                                    20
Waivers and Reduced Charges                                                   20
Mortality and Expense Risk Charge                                             21
Administrative Fee                                                            21
Annual Earnings Enhancement Guarantee (EEG)
  Charge (Optional Rider)                                                     22
Expenses of the Fund                                                          22
--------------------------------------------------------------------------------
Retirement Benefits and Other Payouts                                         22

Selecting Your Annuitant                                                      22
Annuitization                                                                 22
Choosing Your Annuity Date ("Annuity Start Date")                             22
Default Annuity Date and Options                                              24
Choosing Your Annuity Option                                                  24
Your Annuity Payments                                                         26
Death Benefits                                                                26
--------------------------------------------------------------------------------
Withdrawals                                                                   32

Optional Withdrawals                                                          32
Tax Consequences of Withdrawals                                               33
Right to Cancel ("Free Look")                                                 33
--------------------------------------------------------------------------------
Pacific Life and the Separate Account                                         34

Pacific Life                                                                  34
Separate Account A                                                            35
--------------------------------------------------------------------------------
Federal Tax Status                                                            35

Taxes Payable by Contract Owners: General Rules                               36
Qualified Contracts                                                           37
Loans                                                                         39
Withholding                                                                   41
Impact of Federal Income Taxes                                                41
Taxes on Pacific Life                                                         42
--------------------------------------------------------------------------------
Additional Information                                                        42

Voting Rights                                                                 42
Changes to Your Contract                                                      43
Changes to All Contracts                                                      43
Inquiries and Submitting Forms and Requests                                   44
Telephone and Electronic Transactions                                         45
Electronic Delivery Authorization                                             45
Timing of Payments and Transactions                                           46
Confirmations, Statements and Other Reports
  to Contract Owners                                                          46
Replacement of Life Insurance or Annuities                                    46
Financial Statements                                                          46
--------------------------------------------------------------------------------
The General Account                                                           47

General Information                                                           47
Guarantee Terms                                                               47
Withdrawals and Transfers                                                     47
--------------------------------------------------------------------------------
Terms Used in This Prospectus                                                 49
--------------------------------------------------------------------------------
Contents of the Statement of Additional
  Information                                                                 51
--------------------------------------------------------------------------------
Appendix A: State Law Variations                                              52
--------------------------------------------------------------------------------
Where to Go for More Information                                      Back Cover

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

This overview tells you some key things you should know about your Contract. It's designed as a summary only - please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Innovations Select variable annuity contract, unless we state otherwise.

--------------------------------------------------------------------------------
Pacific Innovations Select is an annuity contract between you and Pacific Life Insurance Company.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with "after-tax" dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or an individual retirement annuity or account (IRA), or form thereof.

Pacific Innovations Select is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments ("Purchase Payments") and how much you add each time.

Your Right to Cancel ("Free Look")

During the Free Look period, you have the right to cancel your Contract and return it to us or to your registered representative for a refund. The amount refunded may be more or less than the Investments you've made, depending on the state where you signed your application and the kind of Contract you buy.

Pacific Innovations Select Basics

An annuity contract may be appropriate if you're looking for retirement income or you want to meet other long-term financial objectives.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract's investment and income benefits, as well as its costs.

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

--------------------------------------------------------------------------------
The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments ("Purchase Payments")

Your initial Investment must be at least $10,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments "Purchase Payments" in your Contract.

Investment Options

You can choose from 31 Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund. We're the investment adviser for the Pacific Select Fund. We oversee the management of all the Fund's Portfolios and manage two of the Portfolios directly. We've retained other portfolio managers to manage the other Portfolios. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose the Fixed Option that earns a guaranteed rate of interest of at least 3% annually. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.

Transferring among Investment Options

You can transfer among Investment Options any time subject to certain limitations, until your Annuity Date without paying any current income tax. As of May 1, 2001 and continuing through December 31, 2001, you may not make more than 15 transfers; and beginning January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year. You can also make automatic transfers by enrolling in our dollar cost averaging, portfolio rebalancing, or earnings sweep programs. Some restrictions apply to transfers to and from the Fixed Option.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but you may pay a withdrawal charge if you withdraw Investments that are less than four years old. Some restrictions apply to making withdrawals from the Fixed Option.

In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you're under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

The Accumulation Phase

The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount of your annuity payments during the income phase if you choose a variable annuitization payout.

You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance.

You'll find more about the Investment Options starting on page 12.

You'll find more about transfers and transfer limitations starting on page 17.

You'll find more about withdrawals starting on page 32.

--------------------------------------------------------------------------------
The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments.

You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semiannual or annual payments. We'll make the income payments to your designated payee.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

--------------------------------------------------------------------------------
The Contract provides a death benefit upon the first death of an Owner or the death of the last surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions in proper form. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

OPTIONAL RIDERS

STEPPED-UP DEATH BENEFIT (SDBR) AND PREMIER DEATH BENEFIT (PDBR) RIDERS

The Stepped-Up Death Benefit Rider (SDBR) and Premier Death Benefit Rider (PDBR) offer the potential for a larger death benefit. You can only buy one of the riders and you can only buy it when you buy your Contract. You cannot buy both riders and you cannot buy a rider after you buy your Contract.


EARNINGS ENHANCEMENT GUARANTEE (EEG) RIDER

The optional Earnings Enhancement Guarantee (EEG) Rider provides for an additional amount ("EEG Amount") to be included in the death benefit proceeds when such proceeds become payable as a result of the Annuitant's death. You may buy the EEG Rider on the Contract Date or on the first Contract Anniversary. For Contracts issued prior to May 1, 2001, the EEG Rider may be purchased on any Contract Anniversary through December 31, 2002. The Earnings Enhancement Guarantee (EEG) Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the EEG Amount is also called the GEE Amount in the Contract. The EEG Charge associated with this Rider is also called the GEE Charge in the Contract.

If you buy the EEG Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the EEG Rider to coincide with that Contract Date or Contract Anniversary.

The Income Phase

You'll find more about annuitization starting on page 22.

The Death Benefit

You'll find more about the death benefit starting on page 26.

Optional riders are not available in all states. Ask your registered representative about the current availability status in your state of delivery.

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

This section of the overview explains the fees and expenses associated with your Pacific Innovations Select Contract.

o Contract Expenses are expenses that we deduct from your Contract. These expenses are fixed under the terms of your Contract. Premium taxes or other taxes may also apply to your Contract. We generally charge premium taxes when you annuitize your Contract, but there may be other times when we charge them to your Contract instead. Please see your Contract for details.

o Separate Account A Annual Expenses are expenses that we deduct from the assets of each Variable Investment Option. They are guaranteed not to increase under the terms of your Contract.

o Pacific Select Fund Annual Expenses affect you if you choose a Variable Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

--------------------------------------------------------------------------------
Contract Expenses

--------------------------------------------------------------------------------
Sales charge on Investments                                            none

Maximum withdrawal charge, as a percentage of Investments              7.0%(1)

Withdrawal transaction fee (currently waived)                        $15.00(2)

Transfer fee (currently waived)                                      $15.00(3)

Annual Fee                                                           $30.00(4)

Annual Earnings Enhancement Guarantee (EEG) Charge (Optional Rider)    0.25%(5)
(calculated as a percentage of Contract Value)(5)

--------------------------------------------------------------------------------
Separate Account A
Annual Expenses
(as a percentage of the average daily
Account Value)

-------------------------------------------------------------------------------------------------
                                        Without      With Stepped-Up          With Premier
                                        Rider        Death Benefit Rider      Death Benefit Rider
-------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge(6)     1.40%            1.40%                   1.40%
-------------------------------------------------------------------------------------------------

Administrative Fee(6)                    0.25%            0.25%                   0.25%
-------------------------------------------------------------------------------------------------

Death Benefit Rider Charge(7)             none            0.20%                   0.35%
                                         -----            -----                   -----
-------------------------------------------------------------------------------------------------

Total Separate Account A Annual
Expenses                                 1.65%            1.85%                   2.00%
                                         =====            =====                   =====

(1) The withdrawal charge may not apply or may be reduced under certain circumstances. See CHARGES, FEES AND DEDUCTIONS and WITHDRAWALS.
(2) In the future, we may charge a fee of up to $15 for any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS - Optional Withdrawals.
(3) In the future, we may charge a fee of up to $15 for any transfer over 15 that you make in a Contract Year. See HOW YOUR INVESTMENTS ARE ALLOCATED - Transfers.
(4) We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

(5) If you buy the EEG Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the date you purchase the Rider and when you make a full withdrawal, if the EEG Rider is in effect on that date. See CHARGES, FEES AND DEDUCTIONS.

(6) This is an annual rate. The daily rate is calculated by dividing the annual rate by 365.
(7) If you buy the Stepped-Up Death Benefit Rider or the Premier Death Benefit Rider (which is subject to state availability), we add this charge to the Mortality and Expense Risk Charge until your Annuity Date. See CHARGES, FEES AND DEDUCTIONS.

--------------------------------------------------------------------------------
The Pacific Select Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund's Portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Contract. If you choose a Variable Investment Option, these fees and expenses affect you because they reduce Portfolio returns.

Advisory Fee

Pacific Life is the investment adviser to the Fund. The Fund pays an advisory fee to us for these services. The table below shows the advisory fee as an annual percentage of each Portfolio's average daily net assets.

Other Expenses

The table below shows the advisory fee and other Fund expenses as an annual percentage of each Portfolio's average daily net assets based on the year 2000, unless otherwise noted. To help limit Fund expenses, effective July 1, 2000 we contractually agreed to waive all or part of our investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap. For each Portfolio, our right to repayment is limited to amounts waived and/or reimbursed that exceed the new 0.10% expense cap and, except for Portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap. Any amounts repaid to us will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that we will continue to cap expenses after December 31, 2001. In 2000, Pacific Life reimbursed approximately $13,202 to the I-Net Tollkeeper Portfolio, $36,311 to the Strategic Value Portfolio, $34,134 to the Focused 30 Portfolio and $27,505 to the Small-Cap Index Portfolio.

-----------------------------------------------------------------------------------------------------------------
                                 Advisory     Other        12b-1        Total        Less adviser's     Total net
Portfolio                        fee          expenses     amounts+     expenses     reimbursement      expenses
-----------------------------------------------------------------------------------------------------------------
                                               As an annual % of average daily net assets
Blue Chip(1)                       0.95        0.06           --          1.01             --             1.01
Aggressive Growth(1)               1.00        0.06           --          1.06             --             1.06
Aggressive Equity(2)               0.80        0.04         0.02          0.86             --             0.86
Emerging Markets(2)                1.10        0.21           --          1.31             --             1.31
Diversified Research(2)            0.90        0.08         0.01          0.99             --             0.99
Small-Cap Equity(2)                0.65        0.05           --          0.70             --             0.70
International Large-Cap            1.05        0.12           --          1.17             --             1.17
Equity                             0.65        0.04           --          0.69             --             0.69
I-Net Tollkeeper(2)                1.50        0.13           --          1.63           (0.02)           1.61
Financial Services(1)              1.10        0.15           --          1.25           (0.05)           1.20
Health Sciences(1)                 1.10        0.11           --          1.21           (0.01)           1.20
Technology(1)                      1.10        0.08           --          1.18             --             1.18
Telecommunications(1)              1.10        0.08           --          1.18             --             1.18
Multi-Strategy                     0.65        0.04           --          0.69             --             0.69
Equity Income(2)                   0.65        0.04         0.01          0.70             --             0.70
Strategic Value                    0.95        0.49           --          1.44           (0.39)           1.05
Growth LT                          0.75        0.04           --          0.79             --             0.79
Focused 30                         0.95        0.42           --          1.37           (0.32)           1.05
Mid-Cap Value(2)                   0.85        0.03         0.10          0.98             --             0.98
International Value                0.85        0.11           --          0.96             --             0.96
Capital Opportunities(1)           0.80        0.06           --          0.86             --             0.86
Mid-Cap Growth(1)                  0.90        0.06           --          0.96             --             0.96
Global Growth(1)                   1.10        0.19           --          1.29             --             1.29
Equity Index                       0.25        0.04           --          0.29             --             0.29
Small-Cap Index(2)                 0.50        0.13           --          0.63           (0.02)           0.61
REIT                               1.10        0.04           --          1.14             --             1.14
Inflation Managed(2)               0.60        0.05           --          0.65             --             0.65
Managed Bond(2)                    0.60        0.05           --          0.65             --             0.65
Money Market                       0.34        0.04           --          0.38             --             0.38
High Yield Bond(2)                 0.60        0.05           --          0.65             --             0.65
Large-Cap Value(2)                 0.85        0.05         0.05          0.95             --             0.95
-----------------------------------------------------------------------------------------------------------------

(1) Expenses are estimated. There were no actual advisory fees or expenses for these Portfolios in 2000 because the Portfolios started after December 31, 2000.
(2) Total adjusted net expenses for these Portfolios, after deduction of an offset for custodian credits and the 12b-1 recapture were: 0.84% for Aggressive Equity Portfolio, 1.30% for Emerging Markets Portfolio, 0.98% for Diversified Research Portfolio, 0.69% for Small-Cap Equity Portfolio, 1.60% for I-Net Tollkeeper Portfolio, 0.69% for Equity Income Portfolio, 0.88% for Mid-Cap Value Portfolio, 0.60% for Small-Cap Index Portfolio, 0.62% for Inflation Managed Portfolio, 0.64% for Managed Bond Portfolio, 0.64% for High Yield Bond Portfolio, and 0.90% for Large-Cap Value Portfolio.
+ The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a Portfolio pays the cost of brokerage when it buys or sells a Portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market Fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

--------------------------------------------------------------------------------
Pacific Select Fund Annual Expenses

You'll find more about the Pacific Select Fund starting on page 12, and in the Fund's Prospectus, which accompanies this Prospectus.

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

--------------------------------------------------------------------------------
Examples

The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you: annuitized your Contract; surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.

      These examples assume the following:

o     the Contract Value starts at $65,000

o     the Variable Investment Options have an annual return of 5%

o the Annual Fee is deducted even when the Contract Value goes over $50,000 and a waiver would normally apply.

o our current program to reimburse to Pacific Select Fund Portfolio expenses in excess of the 0.10% expense cap as described in Pacific Select Fund Annual Expenses will continue for at least 10 years.

without any Rider reflects the expenses you would pay if you did not buy the optional Stepped-Up Death Benefit Rider (SDBR), or Premier Death Benefit Rider (PDBR or the Earnings Enhancement Guarantee (EEG) Rider).

with SDBR reflects the expenses you would pay if you bought the optional Stepped-Up Death Benefit Rider.

with PDBR reflects expenses you would pay if you bought the optional Premier Death Benefit Rider.

with EEG Rider reflects the expenses you would pay if you bought the optional Earnings Enhancement Guarantee Rider, but not the optional SDBR or PDBR Riders.

with SDBR and EEG Rider reflects the expenses you would pay if you bought the optional Stepped-Up Death Benefit Rider and the Earnings Enhancement Guarantee Rider.

with PDBR and EEG Rider reflects the expenses you would pay if you bought the optional Premier Death Benefit Rider and the Earnings Enhancement Guarantee Rider.

These examples do not show past or future expenses. Your actual expenses in any year may be more or less than those shown here.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Expenses if you did
                                                                                                 not annuitize or
                            Expenses if you                    Expenses if you                   surrender, but left
                            annuitized                         surrendered                       the money in your
                            your Contract ($)                  your Contract ($)                 Contract ($)
------------------------------------------------------------------------------------------------------------------------------------
Variable Account            1 yr     3 yr     5 yr    10 yr    1 yr     3 yr    5 yr     10 yr   1 yr     3 yr     5 yr     10 yr
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip
without any Rider            90       84      143      303      90      120      143      303      27       84      143      303
with SDBR                    92       90      153      322      92      126      153      322      29       90      153      322
with PDBR                    94       94      160      336      94      130      160      336      31       94      160      336
with EEG Rider               93       91      155      327      93      127      155      327      30       91      155      327
with SDBR and EEG Rider      95       97      165      346      95      133      165      346      32       97      165      346
with PDBR and EEG Rider      96      102      172      359      96      138      172      359      33      102      172      359
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth
without any Rider            91       85      145      308      91      121      145      308      28       85      145      308
with SDBR                    93       91      155      327      93      127      155      327      30       91      155      327
with PDBR                    94       96      163      341      94      132      163      341      31       96      163      341
with EEG Rider               93       93      158      332      93      129      158      332      30       93      158      332
with SDBR and EEG Rider      95       99      168      350      95      135      168      350      32       99      168      350
with PDBR and EEG Rider      97      103      175      364      97      139      175      364      34      103      175      364
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity
without any Rider            89       79      135      286      89      115      135      286      26       79      135      286
with SDBR                    91       85      145      306      91      121      145      306      28       85      145      306
with PDBR                    92       89      152      320      92      125      152      320      29       89      152      320
with EEG Rider               91       86      147      311      91      122      147      311      28       86      147      311
with SDBR and EEG Rider      93       92      157      330      93      128      157      330      30       92      157      330
with PDBR and EEG Rider      95       97      164      344      95      133      164      344      32       97      164      344
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Expenses if you did
                                                                                                    not annuitize or
                            Expenses if you                     Expenses if you                     surrender, but left
                            annuitized                          surrendered                         the money in your
                            your Contract ($)                   your Contract ($)                   Contract ($)
------------------------------------------------------------------------------------------------------------------------------------
Variable Account            1 yr     3 yr     5 yr    10 yr     1 yr    3 yr     5 yr    10 yr      1 yr    3 yr     5 yr     10 yr
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
without any Rider            93       93      157      330       93      129      157      330       30       93      157      330
with SDBR                    95       98      167      349       95      134      167      349       32       98      167      349
with PDBR                    97      103      174      363       97      139      174      363       34      103      174      363
with EEG Rider               96      100      170      354       96      136      170      354       33      100      170      354
with SDBR and EEG Rider      98      106      179      372       98      142      179      372       35      106      179      372
with PDBR and EEG Rider      99      110      186      385       99      146      186      385       36      110      186      385
------------------------------------------------------------------------------------------------------------------------------------
Diversified Research
without any Rider            90       83      142      300       90      119      142      300       27       83      142      300
with SDBR                    92       89      151      319       92      125      151      319       29       89      151      319
with PDBR                    94       93      159      333       94      129      159      333       31       93      159      333
with EEG Rider               93       91      154      324       93      127      154      324       30       91      154      324
with SDBR and EEG Rider      95       96      164      343       95      132      164      343       32       96      164      343
with PDBR and EEG Rider      96      101      171      357       96      137      171      357       33      101      171      357
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity
without any Rider            87       74      127      271       87      110      127      271       24       74      127      271
with SDBR                    89       80      137      291       89      116      137      291       26       80      137      291
with PDBR                    91       85      145      306       91      121      145      306       28       85      145      306
with EEG Rider               90       82      140      296       90      118      140      296       27       82      140      296
with SDBR and EEG Rider      92       88      150      316       92      124      150      316       29       88      150      316
with PDBR and EEG Rider      93       92      157      330       93      128      157      330       30       92      157      330
------------------------------------------------------------------------------------------------------------------------------------
International Large-Cap
without any Rider            92       89      151      318       92      125      151      318       29       89      151      318
with SDBR                    94       95      161      337       94      131      161      337       31       95      161      337
with PDBR                    95       99      168      351       95      135      168      351       32       99      168      351
with EEG Rider               94       96      163      342       94      132      163      342       31       96      163      342
with SDBR and EEG Rider      96      102      173      360       96      138      173      360       33      102      173      360
with PDBR and EEG Rider      98      106      180      374       98      142      180      374       35      106      180      374
------------------------------------------------------------------------------------------------------------------------------------
Equity
without any Rider            87       74      127      271       87      110      127      271       24       74      127      271
with SDBR                    89       80      137      291       89      116      137      291       26       80      137      291
with PDBR                    91       85      145      306       91      121      145      306       28       85      145      306
with EEG Rider               90       82      140      296       90      118      140      296       27       82      140      296
with SDBR and EEG Rider      92       88      150      316       92      124      150      316       29       88      150      316
with PDBR and EEG Rider      93       92      157      330       93      128      157      330       30       92      157      330
------------------------------------------------------------------------------------------------------------------------------------
I-Net Tollkeeper
without any Rider            96      101      172      358       96      137      172      358       33      101      172      358
with SDBR                    98      107      181      376       98      143      181      376       35      107      181      376
with PDBR                   100      112      188      389      100      148      188      389       37      112      188      389
with EEG Rider               99      109      184      381       99      145      184      381       36      109      184      381
with SDBR and EEG Rider     101      115      193      399      101      151      193      399       38      115      193      399
with PDBR and EEG Rider     102      119      200      411      102      155      200      411       39      119      200      411
------------------------------------------------------------------------------------------------------------------------------------
Financial Services
without any Rider            92       90      152      321       92      126      152      321       29       90      152      321
with SDBR                    94       95      162      340       94      131      162      340       31       95      162      340
with PDBR                    96      100      169      354       96      136      169      354       33      100      169      354
with EEG Rider               95       97      165      345       95      133      165      345       32       97      165      345
with SDBR and EEG Rider      97      103      174      363       97      139      174      363       34      103      174      363
with PDBR and EEG Rider      98      107      181      377       98      143      181      377       35      107      181      377
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences
without any Rider            92       90      152      321       92      126      152      321       29       90      152      321
with SDBR                    94       95      162      340       94      131      162      340       31       95      162      340
with PDBR                    96      100      169      354       96      136      169      354       33      100      169      354
with EEG Rider               95       97      165      345       95      133      165      345       32       97      165      345
with SDBR and EEG Rider      97      103      174      363       97      139      174      363       34      103      174      363
with PDBR and EEG Rider      98      107      181      377       98      143      181      377       35      107      181      377
------------------------------------------------------------------------------------------------------------------------------------
Technology
without any Rider            92       89      151      319       92      125      151      319       29       89      151      319
with SDBR                    94       95      161      338       94      131      161      338       31       95      161      338
with PDBR                    96       99      168      352       96      135      168      352       33       99      168      352
with EEG Rider               95       96      164      343       95      132      164      343       32       96      164      343
with SDBR and EEG Rider      97      102      173      361       97      138      173      361       34      102      173      361
with PDBR and EEG Rider      98      107      181      375       98      143      181      375       35      107      181      375
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications
without any Rider            92       89      151      319       92      125      151      319       29       89      151      319
with SDBR                    94       95      161      338       94      131      161      338       31       95      161      338
with PDBR                    96       99      168      352       96      135      168      352       33       99      168      352
with EEG Rider               95       96      164      343       95      132      164      343       32       96      164      343
with SDBR and EEG Rider      97      102      173      361       97      138      173      361       34      102      173      361
with PDBR and EEG Rider      98      107      181      375       98      143      181      375       35      107      181      375
------------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy
without any Rider            87       74      127      271       87      110      127      271       24       74      127      271
with SDBR                    89       80      137      291       89      116      137      291       26       80      137      291
with PDBR                    91       85      145      306       91      121      145      306       28       85      145      306
with EEG Rider               90       82      140      296       90      118      140      296       27       82      140      296
with SDBR and EEG Rider      92       88      150      316       92      124      150      316       29       88      150      316
with PDBR and EEG Rider      93       92      157      330       93      128      157      330       30       92      157      330
------------------------------------------------------------------------------------------------------------------------------------

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Expenses if you did
                                                                                                    not annuitize or
                            Expenses if you                     Expenses if you                     surrender, but left
                            annuitized                          surrendered                         the money in your
                            your Contract ($)                   your Contract ($)                   Contract ($)
------------------------------------------------------------------------------------------------------------------------------------
Variable Account            1 yr     3 yr     5 yr    10 yr     1 yr    3 yr     5 yr    10 yr      1 yr    3 yr     5 yr     10 yr
------------------------------------------------------------------------------------------------------------------------------------
Equity Income
without any Rider            87       74      127      271       87      110      127      271       24       74      127      271
with SDBR                    89       80      137      291       89      116      137      291       26       80      137      291
with PDBR                    91       85      145      306       91      121      145      306       28       85      145      306
with EEG Rider               90       82      140      296       90      118      140      296       27       82      140      296
with SDBR and EEG Rider      92       88      150      316       92      124      150      316       29       88      150      316
with PDBR and EEG Rider      93       92      157      330       93      128      157      330       30       92      157      330
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value
without any Rider            91       85      145      307       91      121      145      307       28       85      145      307
with SDBR                    93       91      155      326       93      127      155      326       30       91      155      326
with PDBR                    94       95      162      340       94      131      162      340       31       95      162      340
with EEG Rider               93       93      157      331       93      129      157      331       30       93      157      331
with SDBR and EEG Rider      95       99      167      349       95      135      167      349       32       99      167      349
with PDBR and EEG Rider      97      103      174      363       97      139      174      363       34      103      174      363
------------------------------------------------------------------------------------------------------------------------------------
Growth LT
without any Rider            88       77      132      281       88      113      132      281       25       77      132      281
with SDBR                    90       83      142      301       90      119      142      301       27       83      142      301
with PDBR                    92       88      149      315       92      124      149      315       29       88      149      315
with EEG Rider               91       85      145      306       91      121      145      306       28       85      145      306
with SDBR and EEG Rider      93       91      154      325       93      127      154      325       30       91      154      325
with PDBR and EEG Rider      94       95      162      339       94      131      162      339       31       95      162      339
------------------------------------------------------------------------------------------------------------------------------------
Focused 30
without any Rider            91       85      145      307       91      121      145      307       28       85      145      307
with SDBR                    93       91      155      326       93      127      155      326       30       91      155      326
with PDBR                    94       95      162      340       94      131      162      340       31       95      162      340
with EEG Rider               93       93      157      331       93      129      157      331       30       93      157      331
with SDBR and EEG Rider      95       99      167      349       95      135      167      349       32       99      167      349
with PDBR and EEG Rider      97      103      174      363       97      139      174      363       34      103      174      363
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value
without any Rider            89       80      137      290       89      116      137      290       26       80      137      290
with SDBR                    91       86      146      310       91      122      146      310       28       86      146      310
with PDBR                    93       90      154      324       93      126      154      324       30       90      154      324
with EEG Rider               92       88      149      315       92      124      149      315       29       88      149      315
with SDBR and EEG Rider      94       94      159      334       94      130      159      334       31       94      159      334
with PDBR and EEG Rider      95       98      166      348       95      134      166      348       32       98      166      348
------------------------------------------------------------------------------------------------------------------------------------
International Value
without any Rider            90       82      141      298       90      118      141      298       27       82      141      298
with SDBR                    92       88      150      317       92      124      150      317       29       88      150      317
with PDBR                    93       93      158      331       93      129      158      331       30       93      158      331
with EEG Rider               92       90      153      322       92      126      153      322       29       90      153      322
with SDBR and EEG Rider      94       96      163      341       94      132      163      341       31       96      163      341
with PDBR and EEG Rider      96      100      170      355       96      136      170      355       33      100      170      355
------------------------------------------------------------------------------------------------------------------------------------
Capital Opportunities
without any Rider            89       79      136      288       89      115      136      288       26       79      136      288
with SDBR                    91       85      145      308       91      121      145      308       28       85      145      308
with PDBR                    92       90      153      322       92      126      153      322       29       90      153      322
with EEG Rider               91       87      148      313       91      123      148      313       28       87      148      313
with SDBR and EEG Rider      93       93      158      332       93      129      158      332       30       93      158      332
with PDBR and EEG Rider      95       97      165      346       95      133      165      346       32       97      165      346
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth
without any Rider            90       82      141      298       90      118      141      298       27       82      141      298
with SDBR                    92       88      150      317       92      124      150      317       29       88      150      317
with PDBR                    93       93      158      331       93      129      158      331       30       93      158      331
with EEG Rider               92       90      153      322       92      126      153      322       29       90      153      322
with SDBR and EEG Rider      94       96      163      341       94      132      163      341       31       96      163      341
with PDBR and EEG Rider      96      100      170      355       96      136      170      355       33      100      170      355
------------------------------------------------------------------------------------------------------------------------------------
Global Growth
without any Rider            93       92      157      329       93      128      157      329       30       92      157      329
with SDBR                    95       98      166      348       95      134      166      348       32       98      166      348
with PDBR                    97      103      174      362       97      139      174      362       34      103      174      362
with EEG Rider               96      100      169      353       96      136      169      353       33      100      169      353
with SDBR and EEG Rider      98      106      179      371       98      142      179      371       35      106      179      371
with PDBR and EEG Rider      99      110      186      385       99      146      186      385       36      110      186      385
------------------------------------------------------------------------------------------------------------------------------------
Equity Index
without any Rider            83       62      107      230       83       98      107      230       20       62      107      230
with SDBR                    85       68      117      251       85      104      117      251       22       68      117      251
with PDBR                    87       73      125      266       87      109      125      266       24       73      125      266
with EEG Rider               86       70      120      256       86      106      120      256       23       70      120      256
with SDBR and EEG Rider      88       76      130      276       88      112      130      276       25       76      130      276
with PDBR and EEG Rider      89       80      137      291       89      116      137      291       26       80      137      291
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index
without any Rider            86       72      123      262       86      108      123      262       23       72      123      262
with SDBR                    88       78      133      282       88      114      133      282       25       78      133      282
with PDBR                    90       82      140      297       90      118      140      297       27       82      140      297
with EEG Rider               89       79      135      287       89      115      135      287       26       79      135      287
with SDBR and EEG Rider      91       85      145      307       91      121      145      307       28       85      145      307
with PDBR and EEG Rider      92       90      153      321       92      126      153      321       29       90      153      321
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Expenses if you did
                                                                                                  not annuitize or
                            Expenses if you                     Expenses if you                   surrender, but left
                            annuitized                          surrendered                       the money in your
                            your Contract ($)                   your Contract ($)                 Contract ($)
------------------------------------------------------------------------------------------------------------------------------------
Variable Account            1 yr     3 yr     5 yr    10 yr     1 yr    3 yr     5 yr    10 yr    1 yr    3 yr     5 yr     10 yr
------------------------------------------------------------------------------------------------------------------------------------
REIT
without any Rider            92       88      149      315      92      124      149      315      29       88      149      315
with SDBR                    94       94      159      334      94      130      159      334      31       94      159      334
with PDBR                    95       98      166      348      95      134      166      348      32       98      166      348
with EEG Rider               94       95      162      339      94      131      162      339      31       95      162      339
with SDBR and EEG Rider      96      101      171      358      96      137      171      358      33      101      171      358
with PDBR and EEG Rider      98      106      179      371      98      142      179      371      35      106      179      371
------------------------------------------------------------------------------------------------------------------------------------
Inflation Managed (FORMERLY CALLED GOVERNMENT SECURITIES)
without any Rider            86       72      124      264      86      108      124      264      23       72      124      264
with SDBR                    88       78      134      284      88      114      134      284      25       78      134      284
with PDBR                    90       83      141      299      90      119      141      299      27       83      141      299
with EEG Rider               89       80      136      289      89      116      136      289      26       80      136      289
with SDBR and EEG Rider      91       86      146      309      91      122      146      309      28       86      146      309
with PDBR and EEG Rider      92       90      154      323      92      126      154      323      29       90      154      323
------------------------------------------------------------------------------------------------------------------------------------
Managed Bond
without any Rider            87       73      125      266      87      109      125      266      24       73      125      266
with SDBR                    89       79      135      286      89      115      135      286      26       79      135      286
with PDBR                    90       83      142      301      90      119      142      301      27       83      142      301
with EEG Rider               89       80      137      291      89      116      137      291      26       80      137      291
with SDBR and EEG Rider      91       86      147      311      91      122      147      311      28       86      147      311
with PDBR and EEG Rider      93       91      154      325      93      127      154      325      30       91      154      325
------------------------------------------------------------------------------------------------------------------------------------
Money Market
without any Rider            84       65      111      240      84      101      111      240      21       65      111      240
with SDBR                    86       71      122      260      86      107      122      260      23       71      122      260
with PDBR                    88       76      129      275      88      112      129      275      25       76      129      275
with EEG Rider               87       73      124      265      87      109      124      265      24       73      124      265
with SDBR and EEG Rider      89       79      134      285      89      115      134      285      26       79      134      285
with PDBR and EEG Rider      90       83      142      300      90      119      142      300      27       83      142      300
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond
without any Rider            87       73      125      266      87      109      125      266      24       73      125      266
with SDBR                    89       79      135      286      89      115      135      286      26       79      135      286
with PDBR                    90       83      142      301      90      119      142      301      27       83      142      301
with EEG Rider               89       80      137      291      89      116      137      291      26       80      137      291
with SDBR and EEG Rider      91       86      147      311      91      122      147      311      28       86      147      311
with PDBR and EEG Rider      93       91      154      325      93      127      154      325      30       91      154      325
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value
without any Rider            89       81      138      292      89      117      138      292      26       81      138      292
with SDBR                    91       87      147      311      91      123      147      311      28       87      147      311
with PDBR                    93       91      155      326      93      127      155      326      30       91      155      326
with EEG Rider               92       88      150      317      92      124      150      317      29       88      150      317
with SDBR and EEG Rider      94       94      160      335      94      130      160      335      31       94      160      335
with PDBR and EEG Rider      95       99      167      349      95      135      167      349      32       99      167      349
------------------------------------------------------------------------------------------------------------------------------------

The purpose of the preceding table is to help you understand the various costs and expenses that you may bear directly or indirectly. The table reflects expenses of the Separate Account as well as those of the underlying Portfolios. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS, WITHDRAWALS, and Pacific Select Fund Annual Expenses in this Prospectus and see the Fund's SAI.

YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio's investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                           THE PORTFOLIO'S                   PORTFOLIO MANAGER
                                 INVESTMENT GOAL                    MAIN INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip                        Long-term growth of capital.       Equity securities of              A I M Capital Management, Inc.
                                 Current income is of               "blue-chip" companies --
                                 secondary importance.              typically large companies
                                                                    that are well established in
                                                                    their respective industries.
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                Long-term growth of capital.       Equity securities of small-       A I M Capital Management, Inc.
                                                                    and medium-sized growth
                                                                    companies.
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity                Capital appreciation.              Equity securities of small        Alliance Capital Management
                                                                    emerging-growth companies         L.P.
                                                                    and medium-sized companies.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                 Long-term growth of capital.       Equity securities of              Alliance Capital Management
                                                                    companies that are located        L.P.
                                                                    in countries generally
                                                                    regarded as "emerging
                                                                    market" countries.
------------------------------------------------------------------------------------------------------------------------------------
Diversified Research             Long-term growth of capital.       Equity securities of U.S.         Capital Guardian Trust Company
                                                                    companies and securities
                                                                    whose principal markets are
                                                                    in the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity                 Long-term growth of capital.       Equity securities of smaller      Capital Guardian Trust Company
                                                                    and medium-sized companies.
------------------------------------------------------------------------------------------------------------------------------------
International Large-Cap          Long-term growth of capital.       Equity securities of              Capital Guardian Trust Company
                                                                    non-U.S. companies and
                                                                    securities whose principal
                                                                    markets are outside of the
                                                                    U.S.
------------------------------------------------------------------------------------------------------------------------------------
Equity                           Capital appreciation. Current      Equity securities of large        Goldman Sachs Asset Management
                                 income is of secondary             U.S. growth-oriented
                                 importance.                        companies.
------------------------------------------------------------------------------------------------------------------------------------
I-Net Tollkeeper                 Long-term growth of capital.       Equity securities of              Goldman Sachs Asset Management
                                                                    companies which use,
                                                                    support, or relate directly
                                                                    or indirectly to use of the
                                                                    Internet. Such companies
                                                                    include those in the media,
                                                                    telecommunications, and
                                                                    technology sectors.
------------------------------------------------------------------------------------------------------------------------------------
Financial Services               Long-term growth of capital.       Equity securities in the          INVESCO Funds Group, Inc.
                                                                    financial services sector.
                                                                    Such companies include
                                                                    banks, insurance companies,
                                                                    brokerage firms and other
                                                                    finance-related firms.
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences                  Long-term growth of capital.       Equity securities in the          INVESCO Funds Group, Inc.
                                                                    health sciences sector. Such
                                                                    companies include medical
                                                                    equipment or supplies,
                                                                    pharmaceuticals, healthcare
                                                                    facilities and other health
                                                                    sciences-related firms.
------------------------------------------------------------------------------------------------------------------------------------
Technology                       Long-term growth of capital.       Equity securities in the          INVESCO Funds Group, Inc.
                                                                    technology sector. Such
                                                                    companies include
                                                                    biotechnology,
                                                                    communications, computers,
                                                                    electronics, Internet
                                                                    telecommunications,
                                                                    networking, robotics, video,
                                                                    and other technology-related
                                                                    firms.
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications               Long-term growth of capital.       Equity securities in the          INVESCO Funds Group, Inc.
                                 Current income is of               telecommunications sector.
                                 secondary importance.              Such as companies that offer
                                                                    telephone service, wireless
                                                                    communications, satellite
                                                                    communications, television and
                                                                    movie programming,
                                                                    broadcasting and Internet
                                                                    access.
------------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy                   High total return.                 A mix of equity and fixed         J.P. Morgan Investment
                                                                    income securities.                Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Equity Income                    Long-term growth of capital        Equity securities of large        J.P. Morgan Investment
                                 and income.                        and medium-sized dividend-        Management Inc.
                                                                    paying U.S. companies.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value                  Long-term growth of capital.       Equity securities with the        Janus Capital Corporation
                                                                    potential for long-term
                                                                    growth of capital.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                           THE PORTFOLIO'S                   PORTFOLIO MANAGER
                                 INVESTMENT GOAL                    MAIN INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Growth LT                        Long-term growth of capital        Equity securities of a large      Janus Capital Corporation
                                 consistent with the                number of companies of any
                                 preservation of capital.           size.
------------------------------------------------------------------------------------------------------------------------------------
Focused 30                       Long-term growth of capital.       Equity securities selected        Janus Capital Corporation
                                                                    for their growth potential.
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                    Capital appreciation.              Equity securities of              Lazard Asset Management
                                                                    medium-sized U.S. companies
                                                                    believed to be undervalued.
------------------------------------------------------------------------------------------------------------------------------------
International Value              Long-term capital                  Equity securities of              Lazard Asset Management
                                 appreciation primarily             companies of any size
                                 through investment in equity       located in developed
                                 securities of corporations         countries outside of the U.S.
                                 domiciled in countries other
                                 than the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Capital Opportunities            Long-term growth of capital.       Equity securities with the        MFS Investment Management
                                                                    potential for long-term
                                                                    growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                   Long-term growth of capital.       Equity securities of              MFS Investment Management
                                                                    medium-sized companies
                                                                    believed to have
                                                                    above-average growth
                                                                    potential.
------------------------------------------------------------------------------------------------------------------------------------
Global Growth                    Long-term growth of capital.       Equity securities of any          MFS Investment Management
                                                                    size located within and
                                                                    outside of the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index                     Investment results that            Equity securities of              Mercury Advisors
                                 correspond to the total            companies that are included
                                 return of common stocks            in the Standard & Poor's 500
                                 publicly traded in the U.S.        Composite Stock Price Index.
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index                  Investment results that            Equity securities of              Mercury Advisors
                                 correspond to the total            companies that are included
                                 return of an index of small        in the Russell 2000 Small
                                 capitalization companies.          Stock Index.
------------------------------------------------------------------------------------------------------------------------------------
REIT                             Current income and long-term       Equity securities of U.S.         Morgan Stanley Asset
                                 capital appreciation.              and non-U.S. companies            Management
                                                                    principally engaged in the U.S.
                                                                    real estate industry.
------------------------------------------------------------------------------------------------------------------------------------
Inflation Managed                Maximize total return              Inflation-indexed bonds of        Pacific Investment Management
(Formerly called Government      consistent with prudent            varying maturities issued by      Company
Securities)                      investment management.             the U.S. and non-U.S.
                                                                    governments, their agencies
                                                                    and government sponsored
                                                                    enterprises, and
                                                                    corporations, forward
                                                                    contracts and derivative
                                                                    instruments relating to such
                                                                    securities.
------------------------------------------------------------------------------------------------------------------------------------
Managed Bond                     Maximize total return              Medium and high-quality           Pacific Investment Management
                                 consistent with prudent            fixed income securities with      Company
                                 investment management.             varying terms to maturity.
------------------------------------------------------------------------------------------------------------------------------------
Money Market                     Current income consistent          Highest quality money market      Pacific Life
                                 with preservation of capital.      instruments believed to have
                                                                    limited credit risk.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                  High level of current income.      Fixed income securities with      Pacific Life
                                                                    lower and medium-quality
                                                                    credit ratings and
                                                                    intermediate to long-terms
                                                                    to maturity.
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                  Long-term growth of capital.       Equity securities of large        Salomon Brothers Asset
                                 Current income is of               U.S. companies.                   Management Inc
                                 secondary importance.
------------------------------------------------------------------------------------------------------------------------------------

The Investment Adviser

We are the investment adviser for the Fund. We and the Fund have retained other portfolio managers, supervised by us, for 29 of the Portfolios.

Variable Investment Option Performance

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although each Subaccount was established January 2, 1996 or thereafter and has no historical performance prior to the date that it was established, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes and/or other taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium and/or other taxes; data that do not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500), and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our financial strength that are produced by rating agencies and organizations.

Your Fixed Option

Subject to availability, the Fixed Option offers you a guaranteed minimum interest rate on the amount you allocate to this Option. Amounts you allocate to this Option, and your earnings credited are held in our General Account. For more detailed information about this Option, see THE GENERAL ACCOUNT and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

                            PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Investment for more than five Business Days unless we specifically obtain your permission.

You may also purchase a Contract by exchanging your existing contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint owners and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner's age is calculated as of his or her last birthday. If any Contract Owner or any Annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

Purchasing a Death Benefit Rider (Optional)

You may purchase either the Stepped-Up Death Benefit Rider (SDBR) or Premier Death Benefit Rider (PDBR) (subject to state availability) at the time your application is completed. You may not purchase either Rider after the Contract Date.

If you select one of these Riders, the SDBR or PDBR, as applicable, will remain in effect until the earliest of: (a) the full withdrawal of the amount available for withdrawal under the Contract; (b) when death benefit proceeds become payable under the Contract; (c) any termination of the Contract in accordance with the provisions of the Contract; or (d) the Annuity Date. The SDBR or PDBR may not otherwise be cancelled. The SDBR or PDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

Purchasing the Earnings Enhancement Guarantee (EEG) Rider (Optional)

You may purchase the EEG Rider (subject to state availability) on the Contract Date or on the first Contract Anniversary. For Contracts issued prior to May 1, 2001, you may purchase the EEG Rider on any Contract Anniversary through December 31, 2002. If you buy the EEG Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the EEG Rider to coincide with that Contract Date or Contract Anniversary. The Earnings Enhancement Guarantee (EEG) Rider is also called the Guarantee Earnings Enhancement (GEE) Rider in the Contract's Rider.

You may purchase the EEG Rider only if the age of each Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Effective Date of the Rider as shown in your Contract. Once purchased, the Rider will remain in effect until the earlier of:

      o the date a full withdrawal of the amount available for withdrawal is made under the Contract;

      o     the date a death benefit becomes payable under the Contract;

      o the date the Contract is terminated in accordance with the provisions of the Contract; or

      o     the Annuity Date.

The EEG Rider may not otherwise be cancelled.

Making Your Investments ("Purchase Payments")

Making Your Initial investment

Your initial Investment must be at least $10,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan ("PAC"), which allows you to pay in equal monthly installments over one year (at least $800 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose the PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make Purchase Payments.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investments over $1,000,000.

Making Additional Investments

You may choose to invest additional amounts in your Contract at any time. Each additional Investment above the initial Investment requirements must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. In certain states additional investments are limited.

Forms of Payment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. You may also make additional PAC Investments via electronic funds transfer. All checks must be drawn on U.S. funds. If you make Investments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during your Free Look period may be delayed until your check has cleared.

                       HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among the 31 Subaccounts and the Fixed Option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. See WITHDRAWALS -- Right to Cancel ("Free Look") section in this Prospectus. Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS -- Right to Cancel ("Free Look") section in this Prospectus. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial Investment is received from multiple sources, we will consider them all your initial Investment.

Investing in Variable Investment Options

Each time we allocate your investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount divided by the "Unit Value" of one Unit of that Subaccount.

      Example: You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your investment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. The Unit Value at which purchase, transfer and withdrawal transactions are credited or debited is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Investment is usually effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Investment in proper form. See ADDITIONAL INFORMATION -- Inquiries and Submitting Forms and Requests section in this Prospectus.

Transfers

Once your Investments are allocated to the Investment Options you selected, you may transfer your Account Value from any Investment Option to any other. However, as of May 1, 2001 and continuing through December 31, 2001, you may not make more than 15 transfers; and beginning January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

Certain Restrictions apply to the Fixed option. See THE GENERAL
ACCOUNT--Withdrawals and Transfers sections in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made.

If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract's performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner; and
(2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT -- Withdrawals and Transfers in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Automatic Transfer Options

We offer three automatic transfer options: dollar cost averaging, portfolio rebalancing, and earnings sweep. There is no charge for these options, and transfers under these automatic transfer options are not counted towards your total transfers in a Contract Year.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                          CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge; this charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on: (i) death benefit proceeds, except as provided under the Amount of the Death Benefit: Death of a Contract Owner Section; (ii) amounts converted after the first Contract Anniversary to a life contingent Annuity Option or an Annuity Option with a period certain of at least five years; (iii) subject to state variation, withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract; (iv) subject to medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less (See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.); or (v) subject to medical evidence satisfactory to us, after 90 days from the Contract Date, full or partial withdrawals while the Owner or Annuitant has been confined to an accredited nursing home for 60 days or longer. (See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.) The waiver of withdrawal charges applies only to withdrawals made while the Owner or Annuitant is in a nursing home or within 90 days after the Owner or Annuitant leaves the nursing home. In addition, the nursing home confinement period for which you seek the waiver must begin after the Contract Date. In order to use this waiver, you must submit with your withdrawal request the following documents: (1) a physician's note recommending the Owner or Annuitant's admittance to a nursing home; (2) an admittance form which shows the type of facility the Owner or Annuitant entered; and (3) a bill from the nursing home which shows that the Owner or Annuitant met the 60 day nursing home confinement requirement. An accredited nursing home is defined as a home or facility that; (1) is operating in accordance with the law of jurisdiction in which it is located; (2) is primarily engaged in providing, in addition to room and board, skilled nursing care under the supervision of a duly licensed physician; (3) provides continuous 24 hour a day nursing service by or under the supervision of a registered nurse; and maintains a daily record of the patient.

Free Withdrawals

We will not impose a withdrawal charge on withdrawals of your Earnings, or on withdrawals of Purchase Payments held under your Contract for at least three Contract Years. In addition, during each Contract Year we will not impose a withdrawal charge on your withdrawal of up to 10% of your remaining Purchase Payments at the beginning of the Contract Year that would otherwise be subject to the withdrawal charge plus up to 10% of any additional Purchase Payments received during the Contract Year. Our calculations of the withdrawal charge deduct this "free 10%" from your "oldest" Purchase Payment that is still otherwise subject to the charge.

      Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300 (all attributable to Purchase Payments). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the "oldest" Payment withdrawn first. The withdrawal charge will be deducted proportionally among all Investment Options from which the withdrawal occurs.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that Purchase Payment was effective. A Purchase Payment is "one year old" or has an "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an "age of two", and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payments you withdraw determines the level of withdrawal charge as follows:

                                                            Withdrawal
                                                            Charge as a
                                                            percentage
       "Age" of Payment                                    of the amount
           in Years                                          withdrawn
       ----------------                                    -------------

             1 ......................................           7%

             2 ......................................           6%

             3 ......................................           4%

             4 or more ..............................           0%

We pay sales commissions and other expenses associated with the promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. Broker-dealers may receive aggregate commissions of up to 7.00% of your aggregate Purchase Payments.

Sellers of Contracts will be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

Withdrawal Enhancements

We reserve the right, in our sole discretion, to calculate your withdrawal charge on more favorable terms to you than as otherwise described in the preceding paragraphs. These Withdrawal Enhancements may include an acceleration of the day on which the "age" of any Purchase Payment(s) is considered to occur or a waiver of some or all of the withdrawal charge in the event the Guaranteed Interest Rate is less than a specified rate. Although we retain the discretion to add a Withdrawal Enhancement, once it is added, it is binding on us and effective for any specified period we have designated. In the event of any Withdrawal Enhancement, we will notify the Owner within thirty (30) days of the effective date of the Withdrawal Enhancement.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED -- Transfers and THE GENERAL ACCOUNT -- Withdrawals and Transfers sections in this Prospectus.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Investments at the time your payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at the Annuity Date or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Investments ("premium taxes"), we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred by us. For these purposes, "premium taxes" include any state or local premium or retaliatory taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Investments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Currently, we do not impose any such charges.

Annual Fee

We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year), if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

Waivers and Reduced Charges

We may agree to waive or reduce charges by crediting additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

In addition, we may agree to waive or reduce charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person's Contract when we apply the Investments. We may also agree to waive minimum Investment requirements for Eligible Persons.

We will only reduce or waive charges, reduce or waive minimums, or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, you generally will not keep any amounts credited if you return your Contract during the Free Look period. See WITHDRAWALS -- Right to Cancel ("Free Look") section in this Prospectus for a more complete description of the amount that would be refunded if you exercised your right to cancel.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate equal to 1.40% of each Subaccount's assets; this charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select a fixed annuity. The base Risk Charge, but not any increase in the Risk Charge for an optional Death Benefit Rider, will continue after the Annuity Date if you choose any variable annuity.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

Increase in Risk Charge If an Optional Death Benefit Rider Is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount's assets if you purchase the Stepped-Up Death Benefit Rider (SDBR) or 0.35% if you purchase the Premier Death Benefit Rider (PDBR). The total Risk Charge annual rate will be 1.60% if the SDBR is purchased or 1.75% if the PDBR is purchased. Any increase in your Risk Charge will not continue after the Annuity Date. See PURCHASING YOUR CONTRACT -- Purchasing an Optional Death Benefit Rider section in this Prospectus.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.25% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable annuity.

Annual Earnings Enhancement Guarantee (EEG) Charge (Optional Rider)

If you purchase the EEG Rider, we deduct annually a Earnings Enhancement Guarantee Charge ("EEG Charge") for expenses related to the EEG Rider. The EEG Charge is also called the GEE Charge in the Contract's Rider. The EEG Charge is equal to 0.25% multiplied by your Contract Value on the date the Charge is deducted.

We will deduct the EEG Charge from your Investment Options on a proportionate basis on each Contract Anniversary following the date you purchase the Rider if the EEG Rider is in effect.

Any portion of the EEG Charge we deduct from a Fixed Option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire EEG Charge for that Contract Year from the final payment made to you.

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable waivers and/or reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and in its SAI.

                     RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you may choose a sole Annuitant or Joint Annuitants. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant; if you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant; more information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes (the "Conversion Amount"), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, and any applicable withdrawal charge. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

Choosing Your Annuity Date ("Annuity Start Date")

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date: If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. However, to meet IRS minimum distribution rules, your required minimum distribution date may be earlier than your Annuity Date. If you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See FEDERAL TAX STATUS section in this Prospectus.

You should carefully review the Annuity Options with your financial tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, required minimum distributions, and other matters. For instance, under requirements for retirement plans that qualify under Section 401 or 408 of the Code, required minimum distributions, or annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2.

For retirement plans that qualify under section 401 or 408 of the Code, distributions must begin no later than the Required Minimum Date of the April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. These distributions are subject to the "minimum distribution and incidental death benefit", "MDIB", rules of Code Section 401(a)(9) and the Regulations thereunder, and shall comply with such rules. Accordingly:

      (a) The entire interest under the Contract shall be distributed to the Owner/Annuitant:

            (i) Not later than the April 1st next following the close of the calendar year in which the Owner/Annuitant attains age 70 1/2, or

            (ii) Commencing not later than the Required Beginning Date, over the Owner/Annuitant's life or the lives of the Owner/Annuitant and his or her Beneficiary.

      (b) For purposes of calculating life expectancy for retirement plans under Code Section 401 or 408, life expectancy is computed by use of the expected return multiples V and VI of Regulation Section 1.72-9. Unless otherwise elected by the Owner by the Required Beginning Date, life expectancy for the Owner shall be recalculated annually, but shall not be recalculated annually for any spouse Beneficiary. Any election by the Owner/Annuitant to recalculate (or not) the life expectancy of the Owner/Annuitant or of the spouse Beneficiary shall be irrevocable and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary may not be recalculated. Instead, where the life expectancy of a Beneficiary (or Owner/Annuitant) is not recalculated annually, such a life expectancy shall be calculated using the attained age of such Beneficiary (or Owner/Annuitant) during the calendar year in which the Owner attains 70 1/2, and payments for subsequent years shall be calculated based on such life expectancy reduced by one year for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

      (c) The method of distribution selected also shall comply with the MDIB rule of Code Section 401(a)(9), and proposed Regulation Section 1.401(a)(9)-2.

On January 11, 2001 the Internal Revenue Service (IRS) issued Revised Proposed Regulations that simplify the existing Required Minimum Distribution rules. Under the Revised Proposed Regulations, effective January 1, 2002, the IRS is mandating that all IRA holders (with one exception) use a Uniform Distribution Table to calculate their Required Minimum Distributions. Clients will no longer need to make elections at age 70 1/2.

The Uniform Distribution Table is based on a joint life expectancy and uses the IRA owner's actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these proposed regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.

The exception is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse's actual age (and life expectancy) will be used in the joint life calculation.

For calendar year 2001, taxpayers may rely on either the Revised Proposed Regulations or the existing (1987 proposed) regulations. If any future guidance from the IRS is more restrictive than the guidance in these Revised Proposed Regulations, the future guidance will be issued without retroactive effect.

However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire. If a plan is qualified under Section 408A of the Code, no minimum distributions are required at any time.

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 (a) generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and (b) must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Option 3, if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

Subject to legislation, if you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you call your tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 95th birthday or your younger Joint Annuitant's 95th birthday, whichever applies; however some states' laws may require a different Annuity Date. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with a ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50%; your spouse will automatically be considered your Beneficiary.

Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount, and/or a variable-dollar amount, subject to state availability. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

      1. Life Only. Periodic payments are made to the designated payee during the Annuitant's lifetime. Payments stop when the Annuitant dies.

      2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant's lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Owner receives the remainder of the guaranteed payments. Additionally, if variable payments are elected under this option, you may redeem all remaining guaranteed variable payments after the Annuity Date. The amount available upon such redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you fully surrendered your contract. For the purposes of calculating the withdrawal charge, annuity payments will be treated as partial withdrawals.

      3. Joint and Survivor Life. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are made to the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

      4. Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, we pay the Owner the remainder of the guaranteed payments. Additionally, if variable payments are elected under this option, you may redeem all remaining guaranteed variable payments after the Annuity Date. The amount available upon such redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you fully surrendered your contract. For the purposes of calculating the withdrawal charge, annuity payments will be treated as partial withdrawals.

If the Owner dies, after the Annuity Date, the Owner's rights are assumed by the Joint or Contingent Owner, if living; if not to the Beneficiary, if living; if not to the Contingent Beneficiary, if living; if not to the Owner's estate.

For Contracts issued in connection with a Qualified Plan, please refer to the section in this Prospectus under Choosing Your Annuity Date ("Annuity Start Date"). If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract or the Annuity Date which are at least the variable annuity income factors under the contract. You may choose any other annuity option we may offer on the option's effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

Death Benefits

Death benefit proceeds may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. The amount of the death benefit proceeds will be paid according to the Death Benefit Proceeds section below.

The "Notice Date" is the day on which we receive, in proper form, proof of death and instructions regarding payment of death benefit proceeds.

Death Benefit Proceeds

Death benefit proceeds will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death proceeds. Such proceeds will equal the amount of the death benefit reduced by any charges for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an Annuity Option under this Contract or towards the purchase of any Annuity Option we then offer, or in accordance with IRS regulations (see Death of Owner Distribution Rules). Any such Annuity Option is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Death of Owner Distribution Rules

If an Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must complete distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or over a period that does not exceed the Beneficiary's life expectancy. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in an acceptable form to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner's designation.

If the Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the Beneficiary, if living; if not, the Contingent Beneficiary, if living; if not, the Owner's estate. If the Owner was an Annuitant, the designated recipient is the Joint Owner, if living; if not the Beneficiary, if living; if not, the Contingent Beneficiary, if living; if not, the Owner's estate.

Spousal Continuation

A sole designated recipient who is the Owner's spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Date. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, Pacific Life will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit ("Add-In Amount"). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient but not the Owner's spouse may not continue the Contract.

If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be (a) the Contract Value if the non-individual Owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or (b) the Contract Value less any withdrawal and/or transaction fee, any charges for withdrawals, and/or premium taxes, if the non-individual Owner elects a cash distribution. The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes, including the requirement that, if the Owner dies before the Annuity Date, any death benefit proceeds under the Contract shall be distributed within five years of the Owner's death (or such other period that we offer and that is permitted under the Code or such shorter period as we may require).

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations, if the Contract is owned under a Qualified Plan as defined in Section 401, 403, 408, or 408A of the Code and the Annuitant dies before the commencement of distributions, the payment of any death benefit must be made to the designated recipient no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant's death falls. In order to satisfy this requirement, generally the designated recipient must receive a lump sum payment by this date or elect to receive the Annuitant's interest in the Contract in equal or substantially equal installments over a period not exceeding the lifetime or life expectancy of the designated recipient. If the designated recipient elects the installment payment option, the Internal Revenue Service regulations provide that payments must begin no later than December 31 of the calendar year which follows the calendar year in which the Annuitant died. However, if the designated recipient is the spouse of the Annuitant at the time of the Annuitant's death ("surviving spouse"), then, under the regulations, required distributions must begin no later than December 31 of the calendar year in which the Annuitant would have reached age 70 1/2.

Under our administrative procedures, payments must commence either by the end of the fifth year following the Annuitant's death or lifetime distributions beginning no later than the end of the year following the year the Annuitant died; unless the designated recipient is the surviving spouse. If the surviving spouse elects to continue the contract and not do an eligible rollover to an IRA in his or her name, then he or she will be subject to the five year rule. However, the surviving spouse may waive the five year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant's death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of: (a) December 31 of the year following the year the Annuitant died; or (b) December 31 of the year in which the Annuitant would have turned 70 1/2. Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31, of the year following the Annuitant's death or, the December of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of Required Minimum Distributions but before the Annuitant's entire interest in the Contract (other than a Roth
IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant's death.

The Amount of the Death Benefit: Death of Annuitant

If the sole Annuitant, or the first death of an Owner who is also an Annuitant, dies prior to the Annuity Date, the death benefit will be equal to the greater of:

      (a)   your Contract Value as of the Notice Date; or

      (b) your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit proceeds are not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds are payable to the Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

If the Owner is not the Annuitant and they die simultaneously, the death benefit will be calculated under the Death of Annuitant provisions and death benefit proceeds will be paid to the Joint Owner if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

Optional Stepped-Up Death Benefit Rider

If you purchase the Stepped-Up Death Benefit Rider (SDBR) at the time your application is completed (subject to state availability) upon the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, the death benefit will be equal to the greater of
(a) or (b) below:

      (a) the Death Benefit Amount as of the Notice Date. The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

            (i)   your Contract Value as of that day; or

            (ii) your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

      (b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date. The Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date and is determined as follows:

            First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract anniversaries is a "Milestone Date").

            We then adjust the Death Benefit Amount for each milestone date by:

            (i) adding the aggregate amount of any Purchase Payments received by us since the Milestone Date; and

            (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your

Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. Calculation of any Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Optional Premier Death Benefit Rider

If you purchase the Premier Death Benefit Rider (PDBR) at the time your application is completed (subject to state availability), upon the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, the death benefit will be equal to the greater of
(a) or (b) below:

      (a) the Death Benefit Amount as of the Notice Date. The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

            (i)   your Contract Value as of that day; or

            (ii) your aggregate Purchase Payments less an adjusted amount for each withdrawal increased at an effective annual rate of 6% to that day, subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals, including any withdrawal charge. The 6% annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.00015965 to each day's balance. (See APPENDIX A: STATE LAW VARIATIONS.) The 6% effective annual rate of growth will stop accruing as of the earlier of:

                  1. the Contract anniversary following the date the Annuitant reaches his or her 80th birthday; or

                  2.    the date of death of the sole Annuitant; or

                  3.    the Annuity Date.

                  To determine the adjusted amount for each withdrawal:

                  (A) We divide the amount of each withdrawal, including withdrawal charges, if any, by your Contract Value immediately before that withdrawal; and

                  (B) we then multiply the result by your Death Benefit Amount (as described in section a(ii) of this Death Benefit Amount section), immediately before that withdrawal.

      (b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date. The Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:

            First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant's 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant's 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a "Milestone Date".

            We then adjust the Death Benefit Amount for each Milestone Date by:

            (i) adding the aggregate amount of any Purchase Payments received by us since that Milestone Date; and

            (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts as of the notice date is your Guaranteed Minimum Death Benefit if the PDBR is purchased. Calculation of any Guaranteed Minimum Death Benefit is only made once death benefit proceeds become payable under your Contract.

Optional Earnings Enhancement Guarantee (EEG) Rider

If you purchase the EEG Rider, (subject to state availability), an Earnings Enhancement Guarantee amount ("EEG Amount") is added to the death benefit proceeds when such proceeds become payable as a result of the Annuitant's death or the first death of an Owner who is also an Annuitant. The EEG Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the Earnings Enhancement Guarantee Amount is called the GEE Amount in the Contract's Rider.

The EEG amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Effective Date of the Rider, the EEG amount is equal to the lesser of (a) or (b) below:

      (a)   40% of Earnings; or

      (b) 40% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

If the age of the oldest Annuitant was age 70 to 75 on the Effective Date of the Rider, the EEG Amount is equal to the lesser of (a) or (b) below:

      (a)   25% of Earnings; or

      (b) 25% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

For purposes of calculating the EEG Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as (a) or (b) below:

      (a) If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

            (i)   the Initial Purchase Payment; plus

            (ii)  any additional Purchase Payments added; minus

            (iii) the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments in the order they were received.

      (b) If the Rider is effective after the Contract Date, Remaining Purchase Payments are equal to:

            (i)   the Contract Value on the Effective Date; plus

            (ii) any additional Purchase Payments added since the Effective Date of the Rider; minus

            (iii) the amount that each withdrawal taken after the Effective Date of the Rider exceeds the amount of Earnings in the Contract accumulated since that date. Withdrawals are assumed to be taken first from Earnings accumulated since the Effective Date of the Rider, then from Purchase Payments in the order that they were received.

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date of death of the deceased Owner. If the Surviving Spouse is over age 75 on the date of death, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate. See THE GENERAL ACCOUNT -- Withdrawals and Transfers section in this Prospectus.

If a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be determined in accordance with the The Amount of the Death Benefit: Death of Annuitant section above, and will be paid in accordance with the Death Benefit Proceeds section. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

                                  WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitant is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section below. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT -- Withdrawals and Transfers and APPENDIX A:
STATE LAW VARIATIONS sections in this Prospectus.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, withdrawal charge, withdrawal transaction fee, and any charge for premium taxes and/or other taxes. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT -- Withdrawals and Transfers sections in this Prospectus.

You assume investment risk on Purchase Payments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each Investment Option immediately after the withdrawal.


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

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a penalty tax of 10% or more if you have not reached age 59 1/2. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT -- Withdrawals and Transfers sections in this Prospectus. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your (a) separation from service, (b) death, (c) disability as defined in Section 72(m)(7) of the Code, (d) reaching age 59 1/2, or (e) hardship as defined for purposes of Section 401(k) of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a penalty tax of 10% or more if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS section in this Prospectus. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until your check clears.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX STATUS section in this Prospectus.

Right to Cancel ("Free Look")

During the Free Look period, you have the right to cancel your Contract and return it to us for a refund. If you return your Contract, it will be canceled. The amount of your refund may be more or less than the Purchase Payments you've made, depending on the state where you signed your application. Generally, the Free Look period ends 10 days after you receive your Contract, but may vary by state. Also, some states may have a different Free Look period if you are replacing another annuity contract or life insurance policy. For more information, see APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

In most states, your refund will be your Contract Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract charges to pay for premium taxes and/or other taxes, and minus the Contract Value attributable to any additional amount credited as described in CHARGES, FEES AND DEDUCTIONS --Waivers and Reduced Charges section in this Prospectus. This means you will not keep any amounts that we add as a credit or any gains and losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). You will receive any Contract fees and charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts. Thus an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to Purchase Payments. There are some states that require us to return a different amount if you are replacing another annuity contract or life insurance policy. For any Contract issued as an IRA returned within 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).

You'll find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract's cover page, or on a notice that accompanies your Contract.

Your Purchase Payments will be allocated in accordance with your application or your most recent allocation instructions.

                     PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company that is based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations and investment and advisory services. As of the end of 2000, we had $124.7 billion of individual life insurance in force and total admitted assets of approximately $51.7 billion. We are ranked the 14th largest life insurance carrier in the U.S. in terms of 2000 admitted assets.

The Pacific Life family of companies has total assets and funds under management of $335.9 billion. We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD), serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of ours and PSD in the sale of the Contracts.


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

We may provide you with reports of our ratings both as an insurance company and as to our financial strength with respect to our General Account assets.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the 1940 Act, as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

                               FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as agent for a natural person. If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, generally no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund's SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one Contract for purposes of determining the amount includible in gross income under Code Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of Contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal or other distribution may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is: (1) made on or after the date you reach age 59 1/2, (2) made by a Beneficiary after your death, (3) attributable to you becoming disabled, or
(4) in the form of level annuity payments under a lifetime annuity.

Taxes Payable on Optional Riders

It is our understanding that the charges relating to the optional Earnings Enhancement Guarantee (EEG) Rider are not subject to current taxation and we will not report them as such. However, the IRS may determine in the future that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the Rider charges as partial withdrawals if we believe that we would be expected to report them as such.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, "Investments" means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.


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


Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, a deduction may be allowed on the final tax return for the unrecovered Investments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. IRC Section 72(b)(3)(A) or (B) or (C).

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner's death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of non-tax qualified contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of qualified plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with your tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities ("IRAs")

Recent federal tax legislation has expanded the type of IRAs available to individuals for tax deferred retirement savings: In addition to "traditional" IRAs established under Code Section 408, there are Roth IRAs governed by Code
Section 408A and SIMPLE IRAs established under Code Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA and other Qualified Plans:

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Designated Beneficiary. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your Traditional IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, government plans, 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs

The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans"). Depending upon the SIMPLE Plan, employers may make the plan contributions into a SIMPLE retirement account established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date any individual first participated in any qualified salary reduction arrangement maintained by the individual's employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA after a required two year period. A distribution from a SIMPLE IRA, however, is never eligible to be rolled over to a retirement plan qualified under Code Section 401 or a
Section 403(b) annuity contract.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Investments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties.

Government Plans

Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Employer plans may be established by eligible employers for certain eligible employees under Sections 401(a) and 401(k) of the Code. Contributions to these plans are subject to certain limitations.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts; otherwise loans from us are not permitted. If yours is a Qualified Contract not subject to Title I of ERISA, issued under 403(b) of the Code, and the terms of your Qualified Plan permit, you may request a loan from us, using your Contract Value as your only security.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan
Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.


Generally interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible "personal interest" under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Loan Procedures

Your loan request must be submitted on our Loan Agreement Form. You may submit a loan request at any time after your first Contract Anniversary and before your Annuity Date; however, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "Loan Account." To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

      o     50% of your Contract Value; and

      o $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Qualified Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Qualified Plans, the amount you may borrow may be further restricted. We are not responsible for making any determinations (including loan amounts permitted) or any interpretations with respect to your Qualified Plan.

Qualified Plan (Not Subject to Title I of ERISA)

If your Qualified Plan is not subject to Title I of ERISA regulations, you will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

      Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time; if you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan stub with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a Qualified Plan you must meet one of six triggering events. They are: attainment of age 59 1/2; separation from service; death; disability; plan termination; and financial hardship. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed

Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code
Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or a Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing such a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                             ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders' meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your "voting interest") in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we've received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to (a) your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by (b) the net asset value per share of that Portfolio. Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the only Contract Owner. Your Contract cannot name more than two Contract Owners either as Joint or Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. Joint ownership is in the form of a joint tenancy. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS--Selecting Your Annuitant section in this Prospectus.

Beneficiaries

Your Beneficiary is the person(s) who may receive death benefits under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Spousal consent may be required to change the Beneficiary on an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate may receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

      o     cease offering any Subaccount;

      o add or change designated investment companies or their portfolios, or other investment vehicles;

      o add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

      o permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners' requests;

      o     add, remove or combine Variable Accounts;

      o combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

      o register or deregister Separate Account A or any Variable Account under the 1940 Act;

      o operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

      o run any Variable Account under the direction of a committee, board, or other group;

      o restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

      o make any changes required by the 1940 Act or other federal securities laws;

      o make any changes necessary to maintain the status of the Contracts as annuities under the Code;

      o make other changes required under federal or state law relating to annuities;

      o     suspend or discontinue sale of the Contracts; and

      o     comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

      Pacific Life Insurance Company
      P.O. Box 7187
      Pasadena, California 91109-7187

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to:

      Pacific Life Insurance Company
      P.O. Box 100060
      Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to:

      Pacific Life Insurance Company
      c/o FCNPC
      1111 South Arroyo Parkway, First Floor
      Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will usually be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic requests.

Electronic Delivery Authorization

You may authorize us to provide prospectuses, statements and other information ("documents") electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Timing of Payments and Transactions

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. For (i) withdrawals from the Fixed Option, (ii) death benefit payments attributable to Fixed Option Value, or (iii) fixed periodic annuity payments, payment of proceeds may be delayed for up to six months (thirty days in West Virginia) after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option. See THE GENERAL ACCOUNT section in this Prospectus for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

Replacement of Life Insurance or Annuities

The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Financial Statements

The statement of net assets of Separate Account A as of December 31, 2000 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2000. Pacific Life's consolidated financial statements as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 are contained in the Statement of Additional Information.

                              THE GENERAL ACCOUNT

General Information

All amounts allocated to the Fixed Option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to the Fixed Option, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to one year.

Guaranteed Interest Rates for the Fixed Option may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for the Fixed Option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Fixed Option

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

      Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option or transfer amounts from your Fixed Option to one or more of the other Investment Options. In addition, no partial withdrawal or transfer may be made from your Fixed Option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Payments or transfers from the Fixed Option may be delayed, as described under ADDITIONAL INFORMATION--Timing of Payments and Transactions section in this Prospectus; any amount delayed will, as long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.


Fixed Option

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

TERMS USED IN THIS PROSPECTUS

Some of the terms we've used in this Prospectus may be new to you. We've identified them in the Prospectus by capitalizing the first letter of each word. You'll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Account Value -- The amount of your Contract Value allocated to a specified Variable Investment Option or the Fixed Option.

Annuitant -- A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

Annuity Date ("Annuity Start Date") -- The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option -- Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary -- A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day -- Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, Christmas Day, and the Friday before New Year's Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year's Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of the monthly or yearly accounting period. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code -- The Internal Revenue Code of 1986, as amended.

Contingent Annuitant -- A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

Contingent Owner -- A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary -- The same date, in each subsequent year, as your Contract Date.

Contract Date -- The date we issue your Contract. Contract Years, Contract Semiannual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt -- As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your -- Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

Contract Value -- As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, and any Loan Account Value.

Contract Year -- A year that starts on the Contract Date or on a Contract Anniversary.

Earnings -- As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.


Fixed Option -- If you allocate all or part of your Investments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value -- The aggregate amount of your Contract Value allocated to the Fixed Option.

Fund -- Pacific Select Fund.

General Account -- Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guaranteed Interest Rate -- The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option. Each Guaranteed Interest Rate is expressed as an annual rate and interest is accrued daily. Each rate will not be less than an annual rate of 3%.

Guarantee Term -- The period during which an amount you allocate to the Fixed Option earns a Guaranteed Interest Rate. This term is up to one-year for the Fixed Option.

Investment -- An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option -- A Subaccount or the Fixed Option offered under the
Contract.

Joint Annuitant -- If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account -- The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value -- The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Net Contract Value -- Your Contract Value less Contract Debt.

Non-Qualified Contract -- A Contract other than a Qualified Contract.

Policyholder -- The Contract Owner.

Portfolio -- A separate portfolio of the Fund in which a Subaccount invests its assets.

Primary Annuitant -- The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment ("Premium Payment") ("Investment") -- An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract -- A Contract that qualifies under the Code as an individual retirement annuity or account ("IRA"), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan -- A retirement plan that receives favorable tax treatment under
Section 401, 403, 408, 408A or 457 of the Code.

SEC -- Securities and Exchange Commission.

Separate Account A (the "Separate Account") -- A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

Subaccount -- An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit -- Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit -- Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value -- The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value -- The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option -- A Subaccount (also called a Variable Account).

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----

PERFORMANCE ............................................................       1
  Total Returns ........................................................       1
  Yields ...............................................................       2
  Performance Comparisons and Benchmarks ...............................       2
  Separate Account Performance .........................................       3

DISTRIBUTION OF THE CONTRACTS ..........................................       7
  Pacific Select Distributors, Inc .....................................       7

THE CONTRACTS AND THE SEPARATE ACCOUNT .................................       8
  Calculating Subaccount Unit Values ...................................       8
  Variable Annuity Payment Amounts .....................................       8
  Corresponding Dates ..................................................      10
  Age and Sex of Annuitant .............................................      10
  Systematic Transfer Programs .........................................      11
  Pre-Authorized Withdrawals ...........................................      13
  Death Benefit ........................................................      13
  1035 Exchanges .......................................................      14
  Safekeeping of Assets ................................................      14

FINANCIAL STATEMENTS ...................................................      14

INDEPENDENT AUDITORS ...................................................      14

                                  APPENDIX A:

                              STATE LAW VARIATIONS

Your Fixed Option

If you reside in Alabama, Massachusetts, or Oregon, the Fixed Option is not available.

Withdrawal Charge

Variations to the Withdrawal Charge section - If your Contract was delivered in one of the following states:

      Massachusetts
      Texas
      New Jersey

We cannot waive any withdrawal charge on full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less and/or has been confined to an accredited nursing home.

Annuitization

If your contract is delivered in the state of Texas, the Conversion Amount annuitized must be at least $2,000.

Default Annuity Date and Options

If your contract was delivered in the state of Texas, the minimum net amount to be converted must be at least $2,000 or result in an income stream that is less than $20 a month and your initial annuity payment must be at least $20.

Death Benefits

If, at the time your application is completed, you purchase the optional Premier Death Benefit Rider (PDBR) and your Contract was delivered in the following states:

      Texas
      Washington

the Death Benefit Amount stated in the Optional Premier Death Benefit Rider sections are replaced with the following:

(a) The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

(i) your Contract Value as of that day; or
(ii) your aggregate Purchase Payments less an adjusted amount for each withdrawal increased at an effective annual rate of 5% to that day, subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals, including withdrawal charges. The 5% effective annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.00013368 to each day's balance. The 5% effective annual rate of growth will stop accruing as of the earlier of:

(1) the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday; or
(2) the date of death of the sole Annuitant; or
(3) the Annuity Date.

To determine the adjusted amount for each withdrawal:

(A) We divide the amount of each withdrawal, including withdrawal charges, if any, by your Contract Value immediately before that withdrawal: and
(B) we then multiply the result by your Death Benefit Amount (as described in section a(ii) of this Death Benefit Amount section), immediately before that withdrawal.

                                  APPENDIX A:

                              STATE LAW VARIATIONS
                                  (Continued)

Optional Withdrawals

Variations to the Optional Withdrawals section. If your Contract was delivered in Texas and your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option to terminate your Contract and send you the withdrawal proceeds.

Right to Cancel ("Free Look")

Variations to the length of the Free Look period. In most states, the Free Look period is a 10-day period beginning on the day you receive your Contract. If your Contract was delivered in one of the following states, the Free Look period is as specified below:

      Idaho (20 days)
      North Dakota (20 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Free Look period is 30 days.

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state's Free Look period.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - [SCISSORS GRAPHIC] - - -

To receive a current copy of the Pacific Innovations Select SAI without charge, call (800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company
Annuities Division
Post Office Box 7187
Pasadena, CA 91109-7187

Name____________________________________________________________________________

Address_________________________________________________________________________

City______________________________________State__________________Zip____________

PACIFIC INNOVATIONS SELECT      WHERE TO GO FOR MORE INFORMATION

--------------------------------------------------------------------------------
The Pacific Innovations Select variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.

--------------------------------------------------------------------------------
You'll find more information about the Pacific Innovations Select variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2001.


The SAI has been filed with the SEC and is considered to be part of this Prospectus because it's incorporated by reference. You'll find the table of contents for the SAI on page 51 of this Prospectus.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

--------------------------------------------------------------------------------
How to contact us

--------------------------------------------------------------------------------
Call or write to us at:
Pacific Life Insurance Company
Annuities Division
P.O. Box 7187
Pasadena, California 91109-7187

1-800-722-2333
6 a.m. through 5 p.m. Pacific time

Send Investments, other payments and application forms:

By mail

Pacific Life Insurance Company
P.O. Box 100060
Pasadena, California 91189-0060

By overnight delivery service

Pacific Life Insurance Company
c/o FCNPC
1111 South Arroyo Parkway, Suite 150
Pasadena, California 91105

--------------------------------------------------------------------------------
How to contact the SEC

--------------------------------------------------------------------------------
Public Reference Section of the SEC
Washington, D.C. 20549-6009
1-800-SEC-0330
Internet: www.sec.gov

Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, CA 92660
(800) 722-2333

Annuities Division mailing address:
P.O. Box 7187
Pasadena, CA 91109-7187

Visit us at our website: www.PacificLife.com

                   [IMSA LOGO]

* Membership promotes ethical market conduct for individual life insurance and annuities

1800-1B

mailing address:
Pacific Life Insurance Company
Annuities Division
P.O. Box 7187
Pasadena, California 91109-7187

ADDRESS SERVICE REQUESTED

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2001
                           PACIFIC INNOVATIONS SELECT
                               SEPARATE ACCOUNT A


                               -----------------

Pacific Innovations Select (the "Contract") is a variable annuity contract underwritten by Pacific Life Insurance Company ("Pacific Life").


This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2001 which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.


                              -------------------

                         Pacific Life Insurance Company
                               Annuities Division
                         Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187
                                 1-800-722-2333

                               TABLE OF CONTENTS


                                                    PAGE NO.
                                                    ---------
PERFORMANCE.......................................        1

    Total Returns.................................        1
    Yields........................................        2
    Performance Comparisons and Benchmarks........        2
    Separate Account Performance..................        3

DISTRIBUTION OF THE CONTRACTS.....................        7
    Pacific Select Distributors, Inc. (PSD).......        7

THE CONTRACTS AND THE SEPARATE ACCOUNT............        8
    Calculating Subaccount Unit Values............        8
    Variable Annuity Payment Amounts..............        8
    Corresponding Dates...........................       10
    Age and Sex of Annuitant......................       10
    Systematic Transfer Programs..................       11
    Pre-Authorized Withdrawals....................       13
    Death Benefit.................................       13
    1035 Exchanges................................       14
    Safekeeping of Assets.........................       14

FINANCIAL STATEMENTS..............................       14

INDEPENDENT AUDITORS..............................       14

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

TOTAL RETURNS

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

AVERAGE ANNUAL TOTAL RETURN


To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes, any non-recurring fees or charges or any increase in the Risk Charge for an optional Death Benefit Rider, or any EEG Charge for the optional EEG Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $65,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.


                    T = (ERV/P) TO THE POWER OF (365/N) - 1

where   T    =    average annual total return
        ERV  =    ending redeemable value
        P    =    hypothetical initial payment of $1,000
        N    =    number of days

Average annual total return figures will be given for recent one-, three-, five-and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

AGGREGATE TOTAL RETURN

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge.

NON-STANDARDIZED TOTAL RETURNS


We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, withdrawal charges and/or increases in Risk Charges, charges for premium taxes, and any non-recurring fees or charges.


Standardized return figures will always accompany any non-standardized returns shown.

YIELDS

MONEY MARKET SUBACCOUNT

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] -1.


Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes, or any increase in the Risk Charge for an optional Death Benefit Rider, or EEG Charge for the optional EEG Rider, but do reflect a deduction for the Annual Fee, the Risk Charge and the Administrative Fee and assumes an average Contract Value of $65,000.



At December 31, 2000, the Money Market Subaccount's current yield was 5.71% and the effective yield was 5.87%.


OTHER SUBACCOUNTS

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

          YIELD = 2[(a-b/cd + 1)

where:  a    =    net investment income earned during the period by the
                  Portfolio attributable to the Subaccount.
        b    =    expenses accrued for the period (net of reimbursements).
        c    =    the average daily number of Subaccount Units outstanding
                  during the period that were entitled to receive dividends.
        d    =    the Unit Value of the Subaccount Units on the last day of
                  the period.


The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the Administrative Fee, the Annual Fee (assuming an average Contract Value of $65,000), but does not reflect any withdrawal charge, any charge for applicable premium taxes, any increase in the Risk Charge for an optional Death Benefit Rider, or EEG Charge for the optional EEG Rider, or any non-recurring fees or charges.


The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

PERFORMANCE COMPARISONS AND BENCHMARKS

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the

Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS-Registered Trademark-") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS-Registered Trademark- rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS-Registered Trademark- rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS-Registered Trademark- prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as THE WALL STREET JOURNAL, BARRON'S, BUSINESS WEEK, FORBES, FORTUNE, and MONEY.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

SEPARATE ACCOUNT PERFORMANCE

The Contract was not available prior to 2001. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.


The following table presents the annualized total return for each Variable Account for the period from each such Variable Account's commencement of operations through December 31, 2000. The accumulated value (AV) reflects the deductions for all contractual fees and charges, but does not reflect the withdrawal charge, any nonrecurring fees and charges, any increase in the Risk Charge for an optional Death Benefit Rider, or any EEG Charge for the optional EEG Rider, or any charges for premium taxes. The full withdrawal value (FWV) reflects the deductions for all contractual fees and charges, but does not reflect any increase in the Risk Charge for an optional Death Benefit Rider, any EEG Charge for the optional EEG Rider, any nonrecurring fees and charges, and any charges for premium taxes.

  THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE
                            INVESTMENT PERFORMANCE.


                    HISTORICAL SEPARATE ACCOUNT PERFORMANCE
         ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 29, 2000
                   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE



                                                                                                     SINCE
                                                           1 YEAR             3 YEARS              INCEPTION
                                                      ----------------    ----------------    --------------------
VARIABLE ACCOUNTS                                       AV       FWV        AV       FWV         AV         FWV
-----------------                                     ------    ------    ------    ------    --------    --------
Aggressive Equity 4/17/96*........................    (22.35)   (28.65)     2.70      1.55        3.75        3.75
Emerging Markets 4/17/96*.........................    (36.78)   (43.08)   (11.75)   (13.32)      (9.39)      (9.39)
Diversified Reasearch 1/3/00*.....................                                                8.41**      2.11**
Small-Cap Equity 10/1/99*.........................    (23.72)   (30.02)     3.66      2.53       (1.92)      (6.29)
International Large-Cap 1/3/00*...................                                              (22.79)**   (29.09)**
Equity 1/2/96*....................................    (26.44)   (32.74)     8.73      7.71       13.44       13.44
I-Net Tollkeeper 5/1/00*..........................                                              (32.96)**   (39.26)**
Multi-Strategy 1/2/96*............................     (0.89)    (7.19)     6.65      5.59        9.46        9.46
Equity Income 1/2/96*.............................     (8.23)   (14.53)     7.69      6.64       12.95       12.95
Strategic Value 10/2/00*..........................                                               (2.59)**    (8.89)**
Growth LT 1/2/96*.................................    (22.98)   (29.28)    32.70     32.01       24.22       24.22
Focused 30 10/2/00*...............................                                              (17.74)**   (24.04)**
Mid-Cap Value 1/4/99*.............................     22.88     16.58                           12.87       10.43
International Value 1/2/96*.......................    (12.85)   (19.15)     3.03      1.89        6.80        6.80
Equity Index 1/2/96*..............................    (10.77)   (17.07)    10.18      9.18       15.89       15.89
Small-Cap Index 1/4/99*...........................     (5.18)   (11.48)                           5.55        2.94
REIT 1/4/99*......................................     30.61     24.31                           13.44       11.02
Inflation Managed 1/2/96*.........................     10.03      3.73      4.47      3.36        4.44        4.44
Managed Bond 1/2/96*..............................      9.71      3.41      4.37      3.26        4.74        4.74
Money Market 1/2/96*..............................      4.45     (1.85)     3.74      2.62        3.62        3.62
High Yield Bond 1/2/96*...........................     (5.28)   (11.58)    (1.14)    (2.38)       2.61        2.61
Large-Cap Value 1/4/99*...........................     13.39      7.09                           11.59        9.12


------------
*   Date Variable Account commenced operations.

**  Total return not annualized for periods less than one full year.



Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. ("Alliance Capital") became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors (formerly Mercury Asset Management US) became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed.



The Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Subaccounts started operations after December 31, 2000 and there is no historical value available for these Subaccounts.


In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.


The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following table represents what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated time period. Eight of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988. The Equity Index Portfolio has been in operation since January 30, 1991, the Growth LT Portfolio since January 4, 1994; the Aggressive Equity and Emerging Markets Portfolios since April 1, 1996; the Mid-Cap Value, Small-Cap Index, REIT and Large-Cap Portfolios since January 4, 1999; the Diversified Research and International Large-Cap Portfolios since January 3, 2000; the I-Net Tollkeeper Portfolio since May 1, 2000; the Strategic Value and Focused 30 Portfolios since October 2, 2000; and the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios since January 2, 2001. Historical performance information for the Equity Portfolio is based in part on the performance of that Portfolio's predecessor series which was a series of the Pacific Corinthian Variable Fund that began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available until 2001, THESE ARE NOT ACTUAL PERFORMANCE NUMBERS FOR THE SUBACCOUNTS OR FOR THE CONTRACT.

THESE ARE HYPOTHETICAL TOTAL RETURN NUMBERS based on accumulated value (AV) and full withdrawal value (FWV) that represent the actual performance of the Portfolios, adjusted to reflect the deductions for the fees and charges applicable to the Contract; the FWV also includes applicable withdrawal charges. Any charge for non-recurring fees and charges, premium taxes, an optional Death Benefit Rider, or optional EEG Rider are not reflected in these data, and reflection of the Annual Fee assumes an average Contract size of $65,000. The information presented also includes data representing unmanaged market indices.


  THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE
                            INVESTMENT PERFORMANCE.


            HISTORICAL AND HYPOTHETICAL SEPARATE ACCOUNT PERFORMANCE
         ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 29, 2000
                   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE



                                                                                                              SINCE
                                     1 YEAR*          3 YEARS*          5 YEARS*          10 YEARS*        INCEPTION*
                                 ---------------   ---------------   ---------------   ---------------   ---------------
VARIABLE ACCOUNTS                  AV      FWV       AV      FWV       AV      FWV       AV      FWV       AV      FWV
-----------------                ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Aggressive Equity.............   (22.35)  (28.65)    2.70     1.55                                         3.51     3.51
Emerging Markets..............   (36.78)  (43.08)  (11.75)  (13.32)                                       (9.12)   (9.12)
Diversified Reasearch.........                                                                             8.41**   2.11**
Small-Cap Equity..............   (23.72)  (30.02)    3.66     2.53   11.64    11.64    13.90    13.90     12.28    12.28
International Large-Cap.......                                                                           (22.79)** (29.09)**
Equity........................   (26.44)  (32.74)    8.73     7.71   13.40    13.40    13.01    13.01      9.26     9.26
I-Net Tollkeeper..............                                                                           (32.96)** (39.26)**
Multi-Strategy................    (0.89)   (7.19)    6.65     5.59    9.58     9.58     9.89     9.89      9.30     9.30
Equity Income.................    (8.23)  (14.53)    7.69     6.64   13.16    13.16    12.78    12.78     11.47    11.47
Strategic Value...............                                                                            (2.59)**  (8.89)**
Growth LT.....................   (22.98)  (29.28)   32.70    32.01   24.21    24.21                       23.74    23.74
Focused 30....................                                                                           (17.74)** (24.04)**
Mid-Cap Value.................    22.88    16.58                                                          12.87    10.43
International Value...........   (12.85)  (19.15)    3.03     1.89    7.10     7.10     6.76     6.76      6.44     6.44
Equity Index..................   (10.77)  (17.07)   10.18     9.18   16.05    16.05                       14.77    14.77
Small-Cap Index...............    (5.18)  (11.48)                                                          5.55     2.94
REIT..........................    30.61    24.31                                                          13.44    11.02
Inflation Managed.............    10.03     3.73     4.47     3.36    4.45     4.45     6.02     6.02      6.44     6.44
Managed Bond..................     9.71     3.41     4.37     3.26    4.74     4.74     6.50     6.50      6.91     6.91
Money Market..................     4.45    (1.85)    3.74     2.62    3.63     3.63     3.04     3.04      3.66     3.66
High Yield Bond...............    (5.28)  (11.58)   (1.14)   (2.38)   2.63     2.63     8.13     8.13      6.81     6.81
Large-Cap Value...............    13.39     7.09                                                          11.59     9.12



MAJOR INDICES                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------                    ------   -------   -------   --------
Credit Suisse First Boston
  Global High Yield Bond......   (5.21)    (0.51)     4.51      11.20
Lehman Brothers Aggregate
  Bond........................   11.63      6.36      6.46       7.96
Lehman Brothers Government
  Bond........................   13.23      6.73      6.49       7.92
Lehman Brothers
  Government/Credit...........   11.84      6.20      6.23       8.00
Morgan Stanley Capital
  International Europe,
  Australasia & Far East......   (13.96)    9.64      7.43       8.56
Morgan Stanley Capital
  International Emerging
  Markets Free................   (30.61)   (4.83)    (4.17)      8.26
North American Real Estate
  Investment Trust Equity.....   26.36     (0.19)    10.10      13.60
Russell MidCap................   19.18      7.75     15.12      17.88
Russell 1000 Growth...........   (22.42)   12.74     18.15      17.33
Russell 2000..................   (3.02)     4.65     10.31      15.53
Russell 2500..................    4.27      9.12     13.98      17.41
Russell 2500 Growth...........   (16.10)   10.38     12.17      15.72
Standard & Poor's 500
  Composite Stock Price.......   (9.11)    12.26     18.35      17.46


------------

* The performance of the Aggressive Equity, Equity Income, Multi-Strategy, Equity, International Value, and Emerging Markets Variable Accounts for all or a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Asset Management US became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios.


**  Total return not annualized for periods less than one full year.

TAX DEFERRED ACCUMULATION

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.


In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.40% of average daily account value), the Administrative Fee (equal to an annual rate of 0.25% of average daily account value), the Annual Fee (equal to $30 per year if your Net Contract Value is less than $50,000), any increase in the Risk Charge for an optional Death Benefit Rider (equal to a maximum annual rate of 0.35% of average daily account value) or for the optional EEG Rider, any charge for premium taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are less than one year old, 6% of the amount withdrawn attributable to Purchase Payments that are less than two years old, and 4% of the amount withdrawn attributable to Purchase Payments that are three years old. The age of a Purchase Payment is considered 1 year old in the Contract Year we receive it and increases by one year beginning on the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals of your Earnings, on amounts attributed to Purchase Payments at least four years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than four years plus additional Purchase Payments applied to your Contract during that Contract Year. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payments.


The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             POWER OF TAX DEFERRAL
   $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       0% GROWTH      TAX      4% GROWTH      TAX      8% GROWTH      TAX
        TAXABLE     DEFERRED    TAXABLE     DEFERRED    TAXABLE     DEFERRED
       INVESTMENT  INVESTMENT  INVESTMENT  INVESTMENT  INVESTMENT  INVESTMENT
YEARS  BEFORE TAX  BEFORE TAX  BEFORE TAX  BEFORE TAX  BEFORE TAX  BEFORE TAX
10     $10,000.00  $10,000.00  $12,875.97  $13,073.56  $16,476.07  $17,417.12
20     $10,000.00  $10,000.00  $16,579.07  $17,623.19  $27,146.07  $33,430.13
30     $10,000.00  $10,000.00  $21,347.17  $24,357.74  $44,726.05  $68,001.00

                         DISTRIBUTION OF THE CONTRACTS


PACIFIC SELECT DISTRIBUTORS, INC. (PSD)



Pacific Select Distributors, Inc. a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. Because this Contract was not offered until 2001, PSD was not paid any underwriting commissions with regard to this Contract in 2000.

                     THE CONTRACTS AND THE SEPARATE ACCOUNT

CALCULATING SUBACCOUNT UNIT VALUES

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                       Y X Z

  where  (Y)  =    the Unit Value for that Subaccount as of the end of the
                   preceding Business Day; and

         (Z)  =    the Net Investment Factor for that Subaccount for the period
                   (a "valuation period") between that Business Day and the
                   immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                              (A DIVIDED BY B) - C


  where  (A)  =    the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c
            where  (a)  =    the net asset value per share of the corresponding
                             Portfolio shares held by that Subaccount as of the
                             end of that valuation period;
                   (b)  =    the per share amount of any dividend or capital gain
                             distributions made by the Fund for that Portfolio
                             during that valuation period; and
                   (c)  =    any per share charge (a negative number) or credit
                             (a positive number) for any income taxes and/or any
                             other taxes or other amounts set aside during that
                             valuation period as a reserve for any income and/or
                             any other taxes which we determine to have resulted
                             from the operations of the Subaccount or Contract,
                             and/or any taxes attributable, directly or
                             indirectly, to Investments;
         (B)  =    the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
         (C)  =    a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk
                   Charge plus any applicable increase in the Risk Charge and the
                   Administrative Fee (see CHARGES, FEES AND DEDUCTIONS section in the Prospectus).


As explained in the Prospectus, the Annual Fee, if applicable, is assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

VARIABLE ANNUITY PAYMENT AMOUNTS

The following steps show how we determine the amount of each variable annuity payment under your Contract.

FIRST: PAY APPLICABLE PREMIUM TAXES


When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing each Account Value proportionately, relative to your Account Value in each Subaccount and in the Fixed Option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fee, withdrawal charge, and less any charges for premium taxes without converting this amount into annuity payments.


SECOND: THE FIRST VARIABLE PAYMENT

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option

Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% rate of return, as described in more detail below.

    EXAMPLE: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

THIRD: SUBACCOUNT ANNUITY UNITS

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

FOURTH: THE SUBSEQUENT VARIABLE PAYMENTS

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.40% and the Administrative Fee at an annual rate of 0.25%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an Optional Death Benefit Rider is not charged on and after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

UNDERSTANDING THE "ASSUMED INVESTMENT RETURN" FACTOR

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% (or such other rate of return you may elect) each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

    EXAMPLE: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.40% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, BUT THE SUBACCOUNT ANNUITY UNIT VALUE WOULD NOT INCREASE (OR DECREASE) AT ALL. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:
    1.05 = 1; 1 - 1 = 0; 0 X 100% = 0%.
     ----
     1.05

If the net investment performance of a Subaccount's assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

    EXAMPLE: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.40% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, BUT THE SUBACCOUNT ANNUITY UNIT VALUE WOULD DECREASE AT A RATE OF 2.29% PER YEAR. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:
    1.026 = 0.9771; 0.9771 - 1 = -0.0229; -0.0229 X 100% = -2.29%.
    ----
    1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

CORRESPONDING DATES

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

    EXAMPLE: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

    EXAMPLE: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

AGE AND SEX OF ANNUITANT

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after starting annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable based on your Annuitant's correct Age or sex, if applicable. If we make the correction after annuity payments have started, and we have made overpayments, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct Age and/or sex.

SYSTEMATIC TRANSFER PROGRAMS

The Fixed Account is not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use dollar cost averaging and the earnings sweep at the same time.

DOLLAR COST AVERAGING

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money FROM (your "source account"). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.


Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.


Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of
(i) your request to stop dollar cost averaging is effective, or (ii) your source Account Value is zero, or (iii) your Annuity Date. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

PORTFOLIO REBALANCING

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

EARNINGS SWEEP

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).


You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.


To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

PRE-AUTHORIZED WITHDRAWALS

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options; if you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below $500, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a federal tax penalty of at least 10%.

DEATH BENEFIT

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit proceeds will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date.

1035 EXCHANGES


You may make your initial Investment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at 1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.


In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

SAFEKEEPING OF ASSETS

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

                              FINANCIAL STATEMENTS


The statement of net assets of Separate Account A as of December 31, 2000 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2000. Pacific Life's consolidated financial statements as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.


The information in Separate Account A's Annual Report relates to variable annuity contracts other than the Contract that we have issued and that are funded by Separate Account A.

                              INDEPENDENT AUDITORS


The consolidated financial statements of Pacific Life as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

INDEPENDENT AUDITORS' REPORT
-----------------------------------


Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of
December 31, 2000 and 1999, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP



Costa Mesa, California
February 26, 2001

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                    December 31,
                                                                  2000        1999
------------------------------------------------------------------------------------
                                                                   (IN MILLIONS)
ASSETS
Investments:
    Securities available for sale at estimated fair value:
        Fixed maturity securities                               $15,136     $14,814
        Equity securities                                           179         295
    Trading securities at fair value                                 71         100
    Mortgage loans                                                3,026       2,920
    Real estate                                                     243         236
    Policy loans                                                  4,680       4,258
    Other investments                                             2,654         883
------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                25,989      23,506
Cash and cash equivalents                                           211         439
Deferred policy acquisition costs                                 1,785       1,446
Accrued investment income                                           335         287
Other assets                                                        535         832
Separate account assets                                          25,918      23,613
------------------------------------------------------------------------------------
TOTAL ASSETS                                                    $54,773     $50,123
====================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Universal life and investment-type products                 $19,410     $19,046
    Future policy benefits                                        4,531       4,386
    Short-term and long-term debt                                   359         224
    Other liabilities                                             1,323         939
    Separate account liabilities                                 25,918      23,613
------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                51,541      48,208
------------------------------------------------------------------------------------
Commitments and contingencies

Stockholder's Equity:
    Common stock - $50 par value; 600,000 shares authorized,
      issued and outstanding                                         30          30
    Paid-in capital                                                 147         140
    Unearned ESOP shares                                             (6)        (12)
    Retained earnings                                             3,030       2,035
    Accumulated other comprehensive income (loss)                    31        (278)
------------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                        3,232       1,915
------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                      $54,773     $50,123
====================================================================================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                      Years Ended December 31,
                                                                  2000          1999          1998
----------------------------------------------------------------------------------------------------
                                                                           (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fees           $  769        $  654        $  525
Insurance premiums                                                  552           484           537
Net investment income                                             1,615         1,473         1,414
Net realized investment gains                                     1,002           102            40
Commission revenue                                                  270           234           220
Other income                                                        209           145           112
----------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                    4,417         3,092         2,848
----------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life and investment-type
  products                                                          934           904           881
Policy benefits paid or provided                                    879           735           757
Commission expenses                                                 576           485           387
Operating expenses                                                  575           453           468
----------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                       2,964         2,577         2,493
----------------------------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                          1,453           515           355
Provision for income taxes                                          458           144           113
----------------------------------------------------------------------------------------------------

NET INCOME                                                       $  995        $  371        $  242
====================================================================================================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY


                                                                                         Accumulated Other
                                                                                    Comprehensive Income (Loss)
                                                                               -------------------------------------
                                                                               Unrealized
                                                                               Gain/(Loss)               Unrealized
                                                                                   On                      Gain on
                                                                               Securities     Foreign    Interest in
                                                       Unearned                 Available    Currency       PIMCO
                                   Common    Paid-in     ESOP      Retained        for      Translation   Advisors
                                   Stock     Capital    Shares     Earnings     Sale, Net   Adjustment      L.P.         Total
---------------------------------------------------------------------------------------------------------------------------------
                                                                    (IN MILLIONS)
BALANCES, JANUARY 1, 1998         $   30    $    120              $    1,422    $     578    $     (3)                $     2,147
Comprehensive income:
    Net income                                                           242                                                  242
    Other comprehensive income
      (loss)                                                                          (71)          4                         (67)
                                                                                                                      -----------
Total comprehensive income                                                                                                    175
Issuance of partnership units
  by PIMCO Advisors L.P.                           6                                                                            6
---------------------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1998           30         126                   1,664          507           1                       2,328
Comprehensive loss:
    Net income                                                           371                                                  371
    Other comprehensive loss                                                         (785)         (1)                       (786)
                                                                                                                      -----------
Total comprehensive loss                                                                                                     (415)
Issuance of partnership units
  by PIMCO Advisors L.P.                          11                                                                           11
Capital contribution                               3                                                                            3
Purchase of ESOP note                                  $   (13)                                                               (13)
Allocation of unearned ESOP
  Shares                                                     1                                                                  1
---------------------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1999           30         140       (12)        2,035         (278)          -                       1,915
Comprehensive income:
    Net income                                                           995                                                  995
    Other comprehensive income
      (loss)                                                                          236          (4)    $     77            309
                                                                                                                      -----------
Total comprehensive income                                                                                                  1,304
Issuance of partnership units
  by PIMCO Advisors L.P.                           5                                                                            5
Allocation of unearned ESOP
  Shares                                           2         6                                                                  8
---------------------------------------------------------------------------------------------------------------------------------
BALANCES, DECEMBER 31, 2000       $   30    $    147   $    (6)   $    3,030    $     (42)   $     (4)    $     77    $     3,232
=================================================================================================================================


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                       Years Ended December 31,
                                       2000      1999      1998
-----------------------------------------------------------------
                                            (IN MILLIONS)
CASH FLOWS FROM OPERATING
  ACTIVITIES
Net income                           $    995  $    371  $    242
Adjustments to reconcile net income
  to net cash provided by operating
  activities:
    Amortization on fixed maturity
      securities                          (72)      (78)      (39)
    Depreciation and other
      amortization                         36        21        26
    Earnings of equity method
      investees                           (23)      (93)      (99)
    Deferred income taxes                 424        (8)      (21)
    Net realized investment gains      (1,002)     (102)      (40)
    Net change in deferred policy
      acquisition costs                  (339)     (545)     (172)
    Interest credited to universal
      life and investment-type
      products                            934       904       881
    Change in trading securities           29        (3)      (14)
    Change in accrued investment
      income                              (48)      (28)        3
    Change in future policy
      benefits                            145        58       (10)
    Change in other assets and
      liabilities                          86       206       102
-----------------------------------------------------------------
NET CASH PROVIDED BY OPERATING
  ACTIVITIES                            1,165       703       859
-----------------------------------------------------------------

CASH FLOWS FROM INVESTING
  ACTIVITIES
Securities available for sale:
    Purchases                          (2,903)   (4,173)   (4,331)
    Sales                               1,595     2,334     2,209
    Maturities and repayments           1,601     1,400     2,222
Repayments of mortgage loans              700       681       335
Proceeds from sales of mortgage
  loans and real estate                     1        24        43
Purchases of mortgage loans and
  real estate                            (806)     (886)   (1,246)
Distributions from partnerships            62       138       120
Change in policy loans                   (422)     (255)     (130)
Cash received from acquisition of
  insurance block of business                       165
Other investing activity, net            (720)      255      (466)
-----------------------------------------------------------------
NET CASH USED IN INVESTING
  ACTIVITIES                             (892)     (317)   (1,244)
-----------------------------------------------------------------
(CONTINUED)

SEE NOTES TO CONSOLIDATED FINANCIAL
  STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                        Years Ended December 31,
(CONTINUED)                            2000       1999       1998
--------------------------------------------------------------------
                                              (IN MILLIONS)
CASH FLOWS FROM FINANCING
  ACTIVITIES
Policyholder account balances:
    Deposits                         $   4,090  $   4,453  $   4,007
    Withdrawals                         (4,734)    (4,322)    (3,771)
Net change in short-term and
  long-term debt                           135       (220)       192
Purchase of ESOP note                                 (13)
Allocation of unearned ESOP shares           8          1
--------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN)
  FINANCING ACTIVITIES                    (501)      (101)       428
--------------------------------------------------------------------
Net change in cash and cash
  equivalents                             (228)       285         43
Cash and cash equivalents,
  beginning of year                        439        154        111
--------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF
  YEAR                               $     211  $     439  $     154
====================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
In connection with the acquisition of an annuity block of business in 1999,as discussed in Note 4, the following assets and liabilities were assumed:

                Fixed maturity
                  securities                    $   1,593
                Cash and cash
                  equivalents                         165
                Other assets                          100
                                                ---------
                    Total assets
                      assumed                   $   1,858
                                                =========
                Annuity reserves                $   1,847
                Other liabilities                      11
                                                ---------
                    Total
                      liabilities
                      assumed                   $   1,858
                                                =========
====================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid                       $74          $83         $128
Interest paid                           $28          $23         $ 24
========================================================================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION AND DESCRIPTION OF BUSINESS

    Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

    Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

    BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

    The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America
    (GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

    NEW ACCOUNTING PRONOUNCEMENTS

    On January 1, 2000, the Company adopted the American Institute of Certified Public Accountants Statement of Position (SOP) 98-7, DEPOSIT ACCOUNTING:
    ACCOUNTING FOR INSURANCE AND REINSURANCE CONTRACTS THAT DO NOT TRANSFER INSURANCE RISK. SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. Adoption of this SOP did not have a material impact on the Company's consolidated financial statements.

    In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 140, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES - A REPLACEMENT OF FASB STATEMENT NO. 125. SFAS No. 140 revises the standards of accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of SFAS No. 125's provisions without reconsideration. It is effective for transfers of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is effective for recognition and reclassification of collateral for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Implementation of SFAS No. 140 is not expected to have a material impact on the Company's consolidated financial statements.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Effective January 1, 2001, the Company will adopt the requirements of SFAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, as amended by SFAS No. 137, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - DEFERRAL OF THE EFFECTIVE DATE OF FASB STATEMENT NO. 133, and SFAS No. 138, ACCOUNTING FOR CERTAIN DERIVATIVE INSTRUMENTS AND CERTAIN HEDGING ACTIVITIES - AN AMENDMENT OF FASB STATEMENT NO. 133, and supplemented by implementation guidance issued by the FASB's Derivatives Implementation Group. SFAS No. 133 requires, among other things, that all derivatives be recognized as either assets or liabilities and measured at estimated fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the estimated fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS No. 133 are required to be reported in income. SFAS No. 138 amended SFAS No. 133 so that for interest rate hedges, a company may designate as the hedged risk, the risk of changes only in a benchmark interest rate. Also, credit risk is newly defined as the company-specific spread over the benchmark interest rate and may be hedged separately from, or in combination with, the benchmark interest rate. Implementation of SFAS No. 133, as amended, is not expected to have a material impact on the Company's consolidated financial statements. However, the FASB's Derivative Implementation Group continues to deliberate on multiple issues, the resolution of which could have a significant impact on the Company's expectations.

    INVESTMENTS

    Available for sale fixed maturity securities and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, recorded as a component of other comprehensive income (loss). The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. Trading securities are reported at fair value with unrealized gains and losses included in net realized investment gains.

    For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

    Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gains.

    Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are recorded as a component of other comprehensive income (loss), similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or liabilities. Unrealized gains and losses of other derivatives are included in net realized investment gains.

    Mortgage loans, net of valuation allowances, and policy loans are stated at unpaid principal balances.

    Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments.

    Investments in Low Income Housing Tax Credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method or the equity method. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $33 million, $22 million and $11 million for the years ended December 31, 2000, 1999 and 1998, respectively.

    The Company, through its wholly owned subsidiary Pacific Asset Management LLC and subsidiaries (PAM), had an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. (PIMCO Advisors) as of December 31, 1999 and May 4, 2000, through the direct and indirect ownership of PIMCO Advisors' Class A limited partnership units (Class A units). This interest was accounted for using the equity method through May 4, 2000.

    On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO Advisors other than those beneficially owned by PAM. PAM exchanged its Class A units for a new security, PIMCO Advisors Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the Class A units exchanged, or $38.75 per unit, the per unit value that Allianz paid to acquire its interest in PIMCO Advisors. This gain is included in net realized investment gains for the year ended December 31, 2000. A net deferred tax liability in the amount of $365 million was also established.

    As a result of this transaction, the Company has virtually no influence over PIMCO Advisors' operating and financial policies. Effective May 5, 2000, the interest in PIMCO Advisors is being accounted for using the cost method. The interest in PIMCO Advisors, which is included in other investments, is being reported at estimated fair value, as determined by the put and call option price described below. An unrealized gain of $124 million, net of deferred income taxes of $47 million, is reported as a component of other comprehensive income (loss).

    In connection with this transaction, PAM entered into a Continuing Investment Agreement with Allianz with respect to its interest in PIMCO Advisors. The interest in PIMCO Advisors held by PAM is subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO Advisors held by PAM. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO Advisors to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves.

    Components of deferred policy acquisition costs are as follows:

                                                                 Years Ended December 31,
                                                             2000          1999          1998
                                                           ------------------------------------
                                                                      (IN MILLIONS)
         Balance, January 1                                 $1,446        $  901         $717
         Additions:
             Capitalized during the year                       621           538          275
             Acquisition of insurance block of business                       75
                                                           ------------------------------------
         Total additions                                       621           613          275
                                                           ------------------------------------
         Amortization:
             Allocated to commission expenses                 (174)         (112)         (68)
             Allocated to operating expenses                   (54)          (49)         (29)
             Allocated to unrealized gains (losses)            (54)           93            6
                                                           ------------------------------------
         Total amortization                                   (282)          (68)         (91)
                                                           ------------------------------------
         Balance, December 31                               $1,785        $1,446         $901
                                                           ====================================

    UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

    Universal life and investment-type products, including guaranteed interest contracts and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4.0% to 8.4% during 2000, 1999 and 1998.

    FUTURE POLICY BENEFITS

    Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2000, 1999 and 1998. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2000 and 1999, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

    REVENUES, BENEFITS AND EXPENSES

    Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

    Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

    Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

    DEPRECIATION AND AMORTIZATION

    Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

    INCOME TAXES

    Pacific Life is taxed as a life insurance company for income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated income tax returns of PMHC and are allocated an expense or benefit based principally on the effect of including their operations in the consolidated provisions. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

    SEPARATE ACCOUNTS

    Separate account assets are recorded at estimated fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

    ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    RISKS AND UNCERTAINTIES

    The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

    Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

    Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

    The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

    The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    RECLASSIFICATIONS

    Certain prior year amounts have been reclassified to conform to the 2000 financial statement presentation.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.   STATUTORY RESULTS

    The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                                         December 31,
                                                                      2000          1999
                                                                    ----------------------
                                                                        (IN MILLIONS)
         Statutory capital and surplus                               $1,678        $1,219
             Deferred policy acquisition costs                        1,764         1,399
             Asset valuation reserve                                    524           232
             Deferred income taxes                                      181           305
             Non admitted assets                                        115            83
             Subsidiary equity                                           50            25
             Accumulated other comprehensive income (loss)               31          (278)
             Surplus notes                                             (150)         (150)
             Insurance and annuity reserves                            (767)         (845)
             Other                                                     (194)          (75)
                                                                    ----------------------
         Stockholder's equity as reported herein                     $3,232        $1,915
                                                                    ======================

                                                                  Years Ended December 31,
                                                             2000           1999           1998
                                                           --------------------------------------
                                                                       (IN MILLIONS)
         Statutory net income                               $ 141          $ 168          $ 188
             Earnings of subsidiaries                         674            (27)           (33)
             Deferred policy acquisition costs                393            379            177
             Deferred income taxes                            (87)            (3)            18
             Insurance and annuity reserves                  (106)          (184)          (145)
             Other                                            (20)            38             37
                                                           --------------------------------------
         Net income as reported herein                      $ 995          $ 371          $ 242
                                                           ======================================

    RISK-BASED CAPITAL

    Risk-based capital is a method developed by the National Association of Insurance Commissioners (NAIC) to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2000 and 1999, Pacific Life and Pacific Life & Annuity Company (PL&A), a wholly owned Arizona domiciled life insurance subsidiary of Pacific Life, exceeded the minimum risk-based capital requirements.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.   STATUTORY RESULTS (CONTINUED)

    CODIFICATION

    In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (Codification). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Insurance Departments of the States of Arizona and California will require adoption of Codification for the preparation of statutory financial statements effective January 1, 2001. The impact of adopting Codification will be reported as an adjustment to statutory surplus on the effective date. The Company has not yet finalized the effects of adopting Codification, but anticipates that there will not be any adverse effect on the statutory surplus of Pacific Life or PL&A.

    PERMITTED PRACTICE

    Effective May 5, 2000, the Insurance Department of the State of California approved a permitted practice allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES, and SSAP No. 46, INVESTMENTS IN SUBSIDIARY, CONTROLLED AND AFFILIATED ENTITIES, prior to the effective date of Codification, for its investment in PAM. Under this permitted practice, PAM is accounted for using the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for any tax effects not recorded at PAM due to its limited liability company structure.

    Prior to May 5, 2000, net cash distributions received on PAM's interest in PIMCO Advisors were recorded as income, as permitted by the Insurance Department of the State of California.

    DIVIDEND RESTRICTIONS

    Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 2000 statutory results, Pacific Life could pay $161 million in dividends in 2001 without prior approval. No dividends were paid during 2000, 1999 and 1998.

    The maximum amount of ordinary dividends that can be paid by PL&A without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 2000, 1999 and 1998. Based on this limitation and 2000 statutory results, PL&A could pay $22 million in dividends in 2001 without prior approval.

3.   CLOSED BLOCK

    In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   CLOSED BLOCK (CONTINUED)

    Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $290 million and $294 million as of December 31, 2000 and 1999, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $330 million and $342 million as of December 31, 2000 and 1999, respectively. The contribution to income from the Closed Block amounted to $6 million, $4 million and $5 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended
    December 31, 2000, 1999 and 1998, respectively.

4.   ACQUISITIONS

    In 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation (Confederation Life). On the effective date, this block of business consisted of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash. The cost of acquiring this annuity business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, is included in deferred policy acquisition costs.

    During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC, which owns 100% of a real estate investment property in Arizona.

5.   INVESTMENTS

    The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.   INVESTMENTS (CONTINUED)


                                                                                        Gross Unrealized
                                                                      Amortized      ----------------------      Estimated
                                                                        Cost          Gains         Losses       Fair Value
                                                                      -----------------------------------------------------
                                                                                          (IN MILLIONS)
         As of December 31, 2000:
         ---------------------------------------------------------
         U.S. Treasury securities and obligations of
           U.S. government authorities and agencies                    $    32         $  2                       $    34
         Obligations of states and political subdivisions                  641           55          $  1             695
         Foreign governments                                               302           20             5             317
         Corporate securities                                            8,780          258           232           8,806
         Mortgage-backed and asset-backed securities                     5,230          101           100           5,231
         Redeemable preferred stock                                         52            9             8              53
                                                                      -----------------------------------------------------
         Total fixed maturity securities                               $15,037         $445          $346         $15,136
                                                                      =====================================================
         Total equity securities                                       $   173         $ 18          $ 12         $   179
                                                                      =====================================================
         As of December 31, 1999:
         ---------------------------------------------------------
         U.S. Treasury securities and obligations of
           U.S. government authorities and agencies                    $    93         $  9          $  1         $   101
         Obligations of states and political subdivisions                  642           13            28             627
         Foreign governments                                               285           11             7             289
         Corporate securities                                            8,740          220           387           8,573
         Mortgage-backed and asset-backed securities                     5,324           34           251           5,107
         Redeemable preferred stock                                        108           14             5             117
                                                                      -----------------------------------------------------
         Total fixed maturity securities                               $15,192         $301          $679         $14,814
                                                                      =====================================================
         Total equity securities                                       $   269         $ 57          $ 31         $   295
                                                                      =====================================================


    The amortized cost and estimated fair value of fixed maturity securities available for sale as of December 31, 2000, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               Amortized    Estimated
                                                                 Cost       Fair Value
                                                               -----------------------
                                                                    (IN MILLIONS)
         Due in one year or less                                $   538      $   545
         Due after one year through five years                    3,669        3,749
         Due after five years through ten years                   2,833        2,835
         Due after ten years                                      2,767        2,776
                                                               -----------------------
                                                                  9,807        9,905
         Mortgage-backed and asset-backed securities              5,230        5,231
                                                               -----------------------
         Total                                                  $15,037      $15,136
                                                               =======================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.   INVESTMENTS (CONTINUED)

    Major categories of investment income are summarized as follows:

                                                                  Years Ended December 31,
                                                              2000          1999          1998
                                                            ------------------------------------
                                                                       (IN MILLIONS)
         Fixed maturity securities                           $1,109        $1,030        $  930
         Equity securities                                       13            15            14
         Mortgage loans                                         225           205           175
         Real estate                                             61            46            38
         Policy loans                                           182           159           161
         Other                                                  155           132           203
                                                            ------------------------------------
           Gross investment income                            1,745         1,587         1,521
         Investment expense                                     130           114           107
                                                            ------------------------------------
           Net investment income                             $1,615        $1,473        $1,414
                                                            ====================================

    Net realized investment gain, including changes in valuation allowances, are as follows:

                                                                  Years Ended December 31,
                                                             2000           1999           1998
                                                           --------------------------------------
                                                                       (IN MILLIONS)
         Fixed maturity securities                          $    2          $ 16           $  8
         Equity securites                                      (13)           58             35
         Mortgage loans                                         11            10            (11)
         Real estate                                            (3)           18              1
         Interest in PIMCO Advisors (Note 1)                 1,082
         Other investments                                     (77)                           7
                                                           --------------------------------------
         Total                                              $1,002          $102           $ 40
                                                           ======================================

    The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                                                         December 31,
                                                                 2000        1999        1998
                                                               --------------------------------
                                                                        (IN MILLIONS)
         Available for sale securities:
             Fixed maturity                                      $477      $  (925)     $(229)
             Equity                                               (20)        (157)        63
                                                               --------------------------------
         Total                                                   $457      $(1,082)     $(166)
                                                               ================================

         Trading securities                                      $  6      $     0      $   3
                                                               ================================

    Gross gains of $125 million, $188 million and $113 million and gross losses of $44 million, $62 million and $39 million on sales of available for sale securities were realized for the years ended December 31, 2000, 1999 and 1998, respectively.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.   INVESTMENTS (CONTINUED)

    As of December 31, 2000 and 1999, investments in fixed maturity securities with a carrying value of $13 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company's interest in PIMCO Advisors (Note 1) exceeds 10% of total stockholder's equity as of December 31, 2000.

6.   FINANCIAL INSTRUMENTS

    The estimated fair values of the Company's financial instruments are as follows:

                                                                      December 31, 2000         December 31, 1999
                                                                    ----------------------    ----------------------
                                                                    Carrying    Estimated     Carrying    Estimated
                                                                     Amount     Fair Value     Amount     Fair Value
                                                                    ------------------------------------------------
                                                                                     (IN MILLIONS)
         Assets:
             Fixed maturity and equity securities (Note 5)          $15,315      $15,315      $15,109      $15,109
             Trading securities                                          71           71          100          100
             Mortgage loans                                           3,026        3,246        2,920        2,984
             Policy loans                                             4,680        4,680        4,258        4,258
             Cash and cash equivalents                                  211          211          439          439
             Interest in PIMCO Advisors (Note 1)                      1,548        1,548
             Derivative instruments (Note 7)                             15           15           44           44
         Liabilities:
             Guaranteed interest contracts                            6,676        6,803        6,365        6,296
             Deposit liabilities                                        470          483          545          534
             Annuity liabilities                                      1,114        1,114        1,305        1,305
             Short-term debt                                            195          195           60           60
             Long-term debt                                             164          166          164          164
             Derivative instruments (Note 7)                            445          445          230          230

    The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2000 and 1999:

    TRADING SECURITIES

    The fair value of trading securities is based on quoted market prices.

    MORTGAGE LOANS
    The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

    POLICY LOANS

    The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.   FINANCIAL INSTRUMENTS (CONTINUED)

    CASH AND CASH EQUIVALENTS

    The carrying values approximate fair values due to the short-term maturities of these instruments.

    GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

    The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

    ANNUITY LIABILITIES

    The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

    SHORT-TERM DEBT

    The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

    LONG-TERM DEBT

    The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest on the debt is approximately the same as current market rates.

    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

    Pacific Life has issued certain contracts to 401(k) plans totaling $1.7 billion as of December 31, 2000, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

7.   DERIVATIVE INSTRUMENTS

    Derivatives are financial instruments whose value or cash flows are derived from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used as leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk, as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.   DERIVATIVE INSTRUMENTS (CONTINUED)

    Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized on the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

    Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 2000 and 1999 are as follows:


                                                                                           Assets (Liabilities)
                                                                             ------------------------------------------------
                                                        Notional or          Carrying    Estimated     Carrying    Estimated
                                                     Contract Amounts         Value      Fair Value     Value      Fair Value
                                                  -----------------------    --------    ----------    --------    ----------
                                                    2000           1999        2000         2000         1999         1999
                                                  ---------------------------------------------------------------------------
                                                                                 (IN MILLIONS)
         Interest rate floors, caps, options
           and swaptions                           $  715         $1,003      $  15        $  15        $   5        $   5
         Interest rate swap contracts               2,649          2,867        (89)         (89)          39           39
         Asset swap contracts                          87             58         (3)          (3)          (4)          (4)
         Credit default and total return swaps      3,809          2,062       (129)        (129)         (43)         (43)
         Financial futures contracts                   26            677
         Foreign currency derivatives               2,488          1,685       (224)        (224)        (183)        (183)
                                                  ---------------------------------------------------------------------------
         Total derivatives                         $9,774         $8,352      $(430)       $(430)       $(186)       $(186)
                                                  ===========================================================================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.   DERIVATIVE INSTRUMENTS (CONTINUED)

    A reconciliation of the notional or contract amounts and discussion of the various derivative instruments are as follows:

                                                              Balance                         Terminations
                                                             Beginning                            and           Balance
                                                              of Year       Acquisitions       Maturities         End
                                                                                                                of Year
                                                             -----------------------------------------------------------
                                                                                    (IN MILLIONS)
         December 31, 2000:
         ------------------------------------------------
             Interest rate floors, caps, options and
               swaptions                                      $1,003           $  160            $  448          $  715
             Interest rate swap contracts                      2,867            2,420             2,638           2,649
             Asset swap contracts                                 58               45                16              87
             Credit default and total return swaps             2,062            2,853             1,106           3,809
             Financial futures contracts                         677            2,731             3,382              26
             Foreign currency derivatives                      1,685            1,079               276           2,488
                                                             -----------------------------------------------------------
             Total                                            $8,352           $9,288            $7,866          $9,774
                                                             ===========================================================

         December 31, 1999:
         ------------------------------------------------
             Interest rate floors, caps, options and
               swaptions                                      $2,653           $  671            $2,321          $1,003
             Interest rate swap contracts                      2,608            1,226               967           2,867
             Asset swap contracts                                 63                8                13              58
             Credit default and total return swaps               650            1,617               205           2,062
             Financial futures contracts                         609            5,587             5,519             677
             Foreign currency derivatives                      1,131              874               320           1,685
                                                             -----------------------------------------------------------
             Total                                            $7,714           $9,983            $9,345          $8,352
                                                             ===========================================================

    The following table presents the notional amounts of derivative financial instruments by maturity as of December 31, 2000:


                                                                        Remaining Life
                                                    ------------------------------------------------------
                                                                 After One       After Five
                                                    One Year    Year Through    Years Through    After Ten
                                                    or Less      Five Years       Ten Years        Years       Total
                                                    --------    ------------    -------------    ---------    --------
                                                                              (IN MILLIONS)
         Interest rate floors, caps, options
           and swaptions                             $   15        $  450          $  250                      $  715
         Interest rate swap contracts                    43         1,204           1,109         $  293        2,649
         Asset swap contracts                             4            83                                          87
         Credit default and total return swaps          962         2,265             240            342        3,809
         Financial futures contracts                     26                                                        26
         Foreign currency derivatives                    44           813           1,205            426        2,488
                                                    ------------------------------------------------------------------
         Total                                       $1,094        $4,815          $2,804         $1,061       $9,774
                                                    ==================================================================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.   DERIVATIVE INSTRUMENTS (CONTINUED)

    INTEREST RATE FLOORS, CAPS, OPTIONS AND SWAPTIONS

    The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income over the term of the agreement.

    INTEREST RATE SWAP CONTRACTS

    The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income over the life of the agreements.

    ASSET SWAP CONTRACTS

    The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income over the life of the agreements.

    CREDIT DEFAULT AND TOTAL RETURN SWAPS

    The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. Fee amounts received or paid pursuant to these agreements are recognized in net investment income over the life of the agreements.

    FINANCIAL FUTURES CONTRACTS

    The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.   DERIVATIVE INSTRUMENTS (CONTINUED)

    price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

    FOREIGN CURRENCY DERIVATIVES

    The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income over the life of the agreements.

8.   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

    The detail of universal life and investment-type product liabilities is as follows:

                                                                   December 31,
                                                                 2000        1999
                                                               --------------------
                                                                  (IN MILLIONS)
         Universal life                                        $11,405     $10,808
         Investment-type products                                8,005       8,238
                                                               --------------------
                                                               $19,410     $19,046
                                                               ====================

    The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

                                                                Years Ended December 31,
                                                         2000             1999             1998
                                                       ------------------------------------------
                                                                     (IN MILLIONS)
         Policy fees:
             Universal life                              $541             $509             $440
             Investment-type products                     228              145               85
                                                       ------------------------------------------
         Total policy fees                               $769             $654             $525
                                                       ==========================================

         Interest credited:
             Universal life                              $467             $444             $441
             Investment-type products                     467              460              440
                                                       ------------------------------------------
         Total interest credited                         $934             $904             $881
                                                       ==========================================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.   LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

    Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

                                                                       Years Ended
                                                                      December 31,
                                                                  2000             1999
                                                                -------------------------
                                                                      (IN MILLIONS)
         Balance at January 1                                     $116             $137
             Less reinsurance recoverables
                                                                -------------------------
         Net balance at January 1                                  116              137
                                                                -------------------------
         Incurred related to:
             Current year                                          412              377
             Prior years                                           (33)             (34)
                                                                -------------------------
         Total incurred                                            379              343
                                                                -------------------------
         Paid related to:
             Current year                                          300              287
             Prior years                                            65               77
                                                                -------------------------
         Total paid                                                365              364
                                                                -------------------------
         Net balance at December 31                                130              116
             Plus reinsurance recoverables
                                                                -------------------------
         Balance at December 31                                   $130             $116
                                                                =========================

    As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $33 million and $34 million for the years ended December 31, 2000 and 1999, respectively.

10.  SHORT-TERM AND LONG-TERM DEBT

    Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2000 and 1999. As of December 31, 2000 and 1999, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 2000 and 1999.

    PAM had bank borrowings outstanding of $195 million and $60 million as of December 31, 2000 and 1999, respectively. The interest rate was 6.9% and 6.0% as of December 31, 2000 and 1999, respectively. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM as of December 31, 2000 and 1999 was $215 million and $100 million, respectively.

    In connection with Pacific Life's acquisition of Grayhawk Golf Holdings, LLC in 1999, the Company assumed a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 2000 and 1999 was $15 million.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

    Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2000, 1999 and 1998 and is included in net investment income.

11.  INCOME TAXES

    The provision for income taxes is as follows:

                                                                           Years Ended December 31,
                                                                    2000             1999             1998
                                                                  ------------------------------------------
                                                                                (IN MILLIONS)
         Current                                                    $ 34             $152             $134
         Deferred                                                    424               (8)             (21)
                                                                  ------------------------------------------
                                                                    $458             $144             $113
                                                                  ==========================================

    The sources of the Company's provision for deferred taxes are as follows:

                                                                           Years Ended December 31,
                                                                    2000             1999             1998
                                                                  ------------------------------------------
                                                                                (IN MILLIONS)
         Nonmonetary exchange of PIMCO Advisors units (Note 1)      $447
         Deferred policy acquisition costs                            57             $ 20             $(13)
         Policyholder reserves                                        19               51              (30)
         Partnership income                                            3              (25)              21
         Duration hedging                                              3              (30)              21
         Nondeductible reserves                                        1                4               28
         Investment valuation                                        (19)             (28)             (24)
         Other                                                        (5)                               (3)
                                                                  ------------------------------------------
         Deferred taxes from operations                              506               (8)               -
         Release of deferred taxes in connection with the
           nonmonetary exchange of PIMCO Advisors units (Note
           1)                                                        (82)
         Release of subsidiary deferred taxes                                                          (21)
                                                                  ------------------------------------------
         Provision for deferred taxes                               $424             $ (8)            $(21)
                                                                  ==========================================

    In connection with the nonmonetary exchange of partnership units at PIMCO Advisors, certain nonoperating deferred taxes previously established were released.

    The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes in 1998.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  INCOME TAXES (CONTINUED)

    A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                                            Years Ended December 31,
                                                                     2000             1999             1998
                                                                   ------------------------------------------
                                                                                 (IN MILLIONS)
         Provision for income taxes at the statutory rate            $509             $180             $124
             State income taxes                                        25
             Nontaxable investment income                              (6)              (7)              (4)
             Low income housing tax credits                           (22)             (19)              (4)
             Book to tax basis difference on nonmonetary
               exchange of PIMCO Advisors units (Note 1)              (35)
             Other                                                    (13)             (10)              (3)
                                                                   ------------------------------------------
         Provision for income taxes                                  $458             $144             $113
                                                                   ==========================================

    The net deferred tax asset (liability), included in other liabilities and other assets as of December 31, 2000 and 1999, respectively, is comprised of the following tax effected temporary differences:

                                                                              December 31,
                                                                           2000           1999
                                                                         -----------------------
                                                                              (IN MILLIONS)
         Deferred tax assets
             Policyholder reserves                                        $ 184           $204
             Investment valuation                                            92             73
             Deferred compensation                                           35             35
             Duration hedging                                                18             21
             Postretirement benefits                                          8              9
             Dividends                                                        7              8
             Other                                                           11             10
                                                                         -----------------------
         Total deferred tax assets                                          355            360
         Deferred tax liabilities
             Nonmonetary exchange of PIMCO Advisors units (Note 1)          429
             Deferred policy acquisition costs                              101             44
             Partnership income                                              16
             Depreciation                                                     2              3
                                                                         -----------------------
         Total deferred tax liabilities                                     548             47
                                                                         -----------------------
         Net deferred tax asset (liability) from operations                (193)           313
         Unrealized (gain) loss on securities                               (23)           151
         Issuance of partnership units by PIMCO Advisors                                   (81)
                                                                         -----------------------
         Net deferred tax asset (liability)                               $(216)          $383
                                                                         =======================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  COMPREHENSIVE INCOME (LOSS)

    The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder's equity and as follows. Other comprehensive income (loss) is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of other comprehensive income (loss) is as follows:


                                                               For the Years Ended December 31,
                                                            2000             1999             1998
                                                          ------------------------------------------
                                                                        (IN MILLIONS)
Gross Holding Gain (Loss):
    Holding gain (loss) on securities available for
      sale                                                 $ 388           $(1,175)           $(58)
    Income tax (expense) benefit                            (135)              411              20
Reclassification adjustment:
    Realized (gain) loss on sale of securities
      available for sale                                       3               (78)            (43)
    Income tax expense (benefit)                              (2)               28              15
Allocation of holding (gain) loss to deferred policy
  acquisition costs                                          (27)               44              (7)
Income tax (expense) benefit                                   9               (15)              2
                                                          ------------------------------------------
Net unrealized gain (loss) on securities available for
  sale                                                       236              (785)            (71)

Foreign currency translation adjustment                       (4)               (1)              4
Unrealized gain on interest in PIMCO Advisors                 77
                                                          ------------------------------------------

Other comprehensive income (loss)                          $ 309           $  (786)           $(67)
                                                          ==========================================


13.  REINSURANCE

    The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                                            December 31,
                                                                        2000             1999
                                                                      -------------------------
                                                                            (IN MILLIONS)
      Universal life deposits                                           $(66)            $(55)
      Future policy benefits                                             156              142
      Unpaid claims                                                       26                9
      Paid claims                                                         13                6
      Other                                                               33                9
                                                                      -------------------------
      Net reinsurance recoverable                                       $162             $111
                                                                      =========================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  REINSURANCE (CONTINUED)

    As of December 31, 2000, 70% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

                                                                           Years Ended December 31,
                                                                    2000             1999             1998
                                                                  ------------------------------------------
                                                                                (IN MILLIONS)
      Direct premiums                                              $ 646             $563             $603
      Ceded reinsurance                                             (108)             (93)             (83)
      Assumed reinsurance                                             14               14               17
                                                                  ------------------------------------------
      Insurance premiums                                           $ 552             $484             $537
                                                                  ==========================================

    Revenues and benefits are shown net of the following reinsurance transactions:

                                                                            Years Ended December 31,
                                                                     2000             1999             1998
                                                                   ------------------------------------------
                                                                                 (IN MILLIONS)
      Ceded reinsurance netted against policy fees                   $ 74             $ 52             $ 65
      Ceded reinsurance netted against net investment income          244              212              203
      Ceded reinsurance netted against interest credited              161              111              163
      Ceded reinsurance netted against policy benefits                110               88              121
      Assumed reinsurance included in policy benefits                  12                8               18

14.  SEGMENT INFORMATION

    The Company has five operating segments: Life Insurance, Institutional Products, Annuities, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

    Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO Advisors transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, it's activities will be included in Corporate and Other. PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

       The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group that has produced over 10% of the segment's in force business.

       The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SEGMENT INFORMATION (CONTINUED)

       The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers (NASD) firms, and regional and national wirehouses.

       The Group Insurance segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

       The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,100 registered representatives.

       Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

    The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and investment gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment's actual tax provision.

    Commission income and expense includes commissions paid by the Life Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Elimination of this income and expense is included in the Corporate and Other segment. Investment Management segment assets have been reduced by an intersegment note payable of $101 million as of December 31, 1999. The related intersegment note receivable is included in Corporate and Other segment assets.

    The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

    Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant noncash item disclosed herein is interest credited to universal life and investment-type products.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SEGMENT INFORMATION (CONTINUED)

    The following is segment information as of and for the year ended December 31, 2000, except for the Investment Management segment, which is for the period ended May 4, 2000:

                                Life      Institutional                 Group      Investment    Broker-    Corporate
                              Insurance     Products      Annuities   Insurance    Management    Dealers    and Other     Total
---------------------------------------------------------------------------------------------------------------------------------
                                                                         (IN MILLIONS)
REVENUES

Policy fees                    $   541       $     3       $   225                                                       $   769

Insurance premiums                 (49)           64             2      $511                                  $   24         552

Net investment income              606           773            58        29          $49          $  1           99       1,615

Net realized investment
  gains                            (19)          (38)           (4)       (7)          10                      1,060       1,002

Commission revenue                                                                                  687         (417)        270

Other income                        32             8            97         4            6            23           39         209
                              ---------------------------------------------------------------------------------------------------

Total revenues                   1,111           810           378       537           65           711          805       4,417
                              ---------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited                  474           395            53                                                12         934

Policy benefits                    190           298             6       385                                                 879

Commission expenses                161             2           135        36                        650         (408)        576

Operating expenses                 159            20           126        93           27            47          103         575
                              ---------------------------------------------------------------------------------------------------

Total benefits and expenses        984           715           320       514           27           697         (293)      2,964
                              ---------------------------------------------------------------------------------------------------

Income before provision for
  income taxes                     127            95            58        23           38            14        1,098       1,453

Provision for income taxes          29            18            21         6            8             6          370         458
                              ---------------------------------------------------------------------------------------------------

Net income                     $    98       $    77       $    37      $ 17          $30          $  8       $  728     $   995
                              ===================================================================================================

Total assets                   $17,221       $17,908       $16,661      $374                       $ 72       $2,537     $54,773

Deferred policy acquisition
  costs                        $   814       $    75       $   886                                            $   10     $ 1,785

Separate account assets        $ 3,543       $ 7,104       $15,271                                                       $25,918

Policyholder and contract
  liabilities                  $12,428       $10,218       $ 1,019      $189                                  $   87     $23,941

Separate account
  liabilities                  $ 3,543       $ 7,104       $15,271                                                       $25,918

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SEGMENT INFORMATION (CONTINUED)

    The following is segment information as of and for the year ended December 31, 1999:

                                Life      Institutional                 Group      Investment    Broker-    Corporate
                              Insurance     Products      Annuities   Insurance    Management    Dealers    and Other     Total
---------------------------------------------------------------------------------------------------------------------------------
                                                                         (IN MILLIONS)
REVENUES

Policy fees                    $   509       $     3       $   142                                                       $   654

Insurance premiums                 (32)           25             6      $476                                  $   9          484

Net investment income              580           644            78        23          $116         $  1          31        1,473

Net realized investment
  gains                             13            27                      (1)           10                       53          102

Commission revenue                                                                                  583        (349)         234

Other income                        25            11            57         3            15           19          15          145
                              ---------------------------------------------------------------------------------------------------

Total revenues                   1,095           710           283       501           141          603        (241)       3,092
                              ---------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited                  451           384            65                                                4          904

Policy benefits                    174           197            10       354                                                 735

Commission expenses                163                          87        33                        549        (347)         485

Operating expenses                 128            17            48        84            78           42          56          453
                              ---------------------------------------------------------------------------------------------------

Total benefits and expenses        916           598           210       471            78          591        (287)       2,577
                              ---------------------------------------------------------------------------------------------------

Income before provision for
  income taxes                     179           112            73        30            63           12          46          515

Provision for income taxes          54            31            24        10            12            5           8          144
                              ---------------------------------------------------------------------------------------------------

Net income                     $   125       $    81       $    49      $ 20          $ 51         $  7       $  38      $   371
                              ===================================================================================================

Total assets                   $16,276       $17,649       $14,565      $342          $265         $ 61       $ 965      $50,123

Deferred policy acquisition
  costs                        $   750       $    77       $   617                                            $   2      $ 1,446

Separate account assets        $ 3,312       $ 7,176       $13,125                                                       $23,613

Policyholder and contract
  liabilities                  $11,832       $10,166       $ 1,191      $183                                  $  60      $23,432

Separate account
  liabilities                  $ 3,312       $ 7,176       $13,125                                                       $23,613

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  SEGMENT INFORMATION (CONTINUED)

    The following is segment information for the year ended December 31, 1998:

                                Life      Institutional                 Group      Investment    Broker-    Corporate
                              Insurance     Products      Annuities   Insurance    Management    Dealers    and Other     Total
---------------------------------------------------------------------------------------------------------------------------------
                                                                         (IN MILLIONS)
REVENUES

Policy fees                    $  440         $  3          $ 82                                                          $  525

Insurance premiums                (24)          29             9        $508                                  $  15          537

Net investment income             587          566            88          23          $111         $  1          38        1,414

Net realized investment
  gains                             4          (14)            5           2             4                       39           40

Commission revenue                                                                                  405        (185)         220

Other income                       15           11            33          13            17           16           7          112
                              ---------------------------------------------------------------------------------------------------

Total revenues                  1,022          595           217         546           132          422         (86)       2,848
                              ---------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited                 450          354            71                                                  6          881

Policy benefits                   179          147            17         405                                      9          757

Commission expenses               113                         38          43                        376        (183)         387

Operating expenses                129           19            58          88            72           36          66          468
                              ---------------------------------------------------------------------------------------------------

Total benefits and expenses       871          520           184         536            72          412        (102)       2,493
                              ---------------------------------------------------------------------------------------------------

Income before provision for
  income taxes                    151           75            33          10            60           10          16          355

Provision for income taxes         53           21            11           3             2            4          19          113
                              ---------------------------------------------------------------------------------------------------

Net income                     $   98         $ 54          $ 22        $  7          $ 58         $  6       $  (3)      $  242
                              ===================================================================================================

15.  EMPLOYEE BENEFIT PLANS

    PENSION PLANS

    Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees' existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS (CONTINUED)

    Components of the net periodic pension benefit are as follows:

                                                                    Years Ended December 31,
                                                             2000             1999             1998
                                                           ------------------------------------------
                                                                         (IN MILLIONS)
         Service cost - benefits earned during the year      $  6             $  5             $  4
         Interest cost on projected benefit obligation         12               11               11
         Expected return on plan assets                       (17)             (16)             (15)
         Amortization of net obligations and prior service
           cost                                                (4)              (2)              (2)
                                                           ------------------------------------------
         Net periodic pension benefit                        $ (3)            $ (2)            $ (2)
                                                           ==========================================

    The following tables set forth the changes in benefit obligation and plan assets and funded status reconciliation:

                                                                              December 31,
                                                                           2000          1999
                                                                         ----------------------
                                                                             (IN MILLIONS)
         Change in Benefit Obligation:
         ------------------------------------------------------------
         Benefit obligation, beginning of year                             $156          $178
             Service cost                                                     6             5
             Interest cost                                                   12            11
             Plan expense                                                    (1)
             Actuarial (gain) loss                                            5           (31)
             Benefits paid                                                   (8)           (7)
                                                                         ----------------------
         Benefit obligation, end of year                                   $170          $156
                                                                         ======================
         Change in Plan Assets:
         ------------------------------------------------------------
         Fair value of plan assets, beginning of year                      $212          $195
             Actual return on plan assets                                    (6)           24
             Plan expense                                                    (1)
             Benefits paid                                                   (8)           (7)
                                                                         ----------------------
         Fair value of plan assets, end of year                            $197          $212
                                                                         ======================
         Funded Status Reconciliation:
         ------------------------------------------------------------
         Funded status                                                     $ 27          $ 56
         Unrecognized transition asset                                       (1)          (48)
         Unrecognized prior service cost                                                   (2)
         Unrecognized actuarial gain                                        (18)           (1)
                                                                         ----------------------
         Prepaid pension cost                                              $  8          $  5
                                                                         ======================

    In determining the actuarial present value of the projected benefit obligation as of December 31, 2000 and 1999, the weighted average discount rate used was 7.5% and 8.0%, respectively, and the rate of increase in future compensation levels was 6.0% and 5.5%, respectively. The expected long-term rate of return on plan assets was 8.5% in 2000 and 1999.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS (CONTINUED)

    POSTRETIREMENT BENEFITS

    Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

    The net periodic postretirement benefit cost for the years ended December 31, 2000, 1999 and 1998 is $1 million. As of December 31, 2000 and 1999, the accumulated benefit obligation is $20 million. The fair value of the plan assets as of December 31, 2000 and 1999 is zero. The amount of accrued benefit cost included in other liabilities is $24 million as of December 31, 2000 and 1999.

    The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 10.0% and 8.0% for 2000 and 1999, respectively, and is assumed to decrease gradually to 5.0% in 2005 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 9.0% and 7.0% for 2000 and 1999, respectively, and is assumed to decrease gradually to 4.5% in 2005 and remain at that level thereafter.

    The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2000 would be increased by 7.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 7.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2000 would be decreased by 6.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.7%.

    The discount rate used in determining the accumulated postretirement benefit obligation is 7.5% and 8.0% for 2000 and 1999, respectively.

    OTHER PLANS

    Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Life's RISP matches 75% of each employee contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $8 million, $6 million and $5 million for the years ended December 31, 2000, 1999 and 1998, respectively, and are included in operating expenses.

    The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million (ESOP
    Note) bearing an interest rate of 6.5%. Interest and

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS (CONTINUED)

    principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999.

    The ESOP Note is included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

    The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts.

    The Company also has performance-based incentive compensation plans for its employees.

16.  TRANSACTIONS WITH AFFILIATES

    Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $115 million, $70 million and $42 million for the years ended December 31, 2000, 1999 and 1998, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee that is based on an allocation of actual costs. Such administration fees amounted to $440,000, $265,000 and $232,000 for the years ended December 31, 2000,
    1999 and 1998, respectively.

17.  TERMINATION AND NONCOMPETITION AGREEMENTS

    The Company had termination and noncompetition agreements with certain former key employees of PAM's subsidiaries. In connection with the closing of the PIMCO Advisors transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments.

    For the years ended December 31, 2000, 1999 and 1998, $14 million, $54 million and $49 million, respectively, is included in operating expenses related to these agreements.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  COMMITMENTS AND CONTINGENCIES

    The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (IN MILLIONS):

         Years Ending December 31:
         ------------------------------------------------------------
             2001                                                        $200
             2002 through 2005                                            294
             2006 and thereafter                                          171
                                                                         ----
         Total                                                           $665
                                                                         ====

    The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $14 million, $9 million and $7 million for the years ended December 31, 2000, 1999 and 1998, respectively. Aggregate minimum future commitments as of December 31, 2000 through the term of the leases are approximately $68 million.

    Pacific Life was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by Pacific Life on or after January 1, 1982. Pacific Life has settled this litigation pursuant to a final settlement agreement approved by the Court in November 1998. The settlement agreement was implemented during 1999.

    Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.
    ----------------------------------------------------------------------------

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FORM NO. 1801-1B

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